     As filed with the Securities and Exchange Commission on May 11, 2000
                                                       Registration No. 333-

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------

                                   FORM N-14

                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933

      [_] Pre-Effective Amendment No.    [_] Post-Effective Amendment No.

                           MEDALLION FINANCIAL CORP.
              (Exact Name of Registrant as Specified in Charter)

                                (212) 328-2100
                       (Area Code and Telephone Number)

           437 Madison Avenue, 38th Floor, New York, New York 10022
                   (Address of Principal Executive Offices)

                                ALVIN MURSTEIN
                            Chief Executive Officer
                           Medallion Financial Corp.
                        437 Madison Avenue, 38th Floor
                           New York, New York 10022
                    (Name and Address of Agent for Service)

                                   Copy To:

                          CHRISTOPHER E. MANNO, ESQ.
                           Willkie Farr & Gallagher
                              787 Seventh Avenue
                           New York, New York 10019

Approximate Date of Proposed Public Offering: As soon as practicable after the
                Effective Date of this Registration Statement.

                               ----------------

       Calculation of Registration Fee under the Securities Act of 1933:

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
                                                   Proposed       Proposed
                                                   Maximum        Maximum      Amount of
       Title of Securities         Amount Being Offering Price   Aggregate    Registration
        Being Registered            Registered  Per Share (1)  Offering Price   Fee (1)
------------------------------------------------------------------------------------------
common stock, $.01 par value.....    551,537        $16.25       $8,962,476      $2,645

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(f) under the Securities Act of 1933 on the basis of the average high and low prices for the common stock on May 8, 2000 as quoted on the Nasdaq National Market.

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

-------------------------------------------------------------------------------
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

                             CROSS REFERENCE SHEET
                          (As Required by Rule 481(a))

Item in Parts A and B of Form N-14      Joint Proxy Statement--
                                           Prospectus Caption


PART A

Item  1. Beginning of Registration      Cover Page
         Statement and Outside Front
         Cover


Item  2. Inside Front and Outside       Cover Page
         Back Covering Page


Item  3. Fee Table, Summary and Risk    Summary; Risk Factors; Fee Table
         Factors


Item  4. Information About the          Comparative Information on
         Transaction                    Shareholder Rights; The Merger


Item  5. Information About the          Comparison Investment Objectives and
         Registrant                        Policies


Item  6. Information About the          Incorporated by Reference
         Company being Acquired


Item  7. Voting Information             Freshstart Special Meeting


Item  8. Interest of Certain Persons    The Merger; Legal Matters
         and Experts


Item  9. Additional Information         Not Applicable
         Required for Reoffering


PART B

Item 10. Cover Page                     Cover Page


Item 11. Table of Contents              Table of Contents


Item 12. Additional Information         Comparison Investment Objectives and
         about the Registrant           Policies; Incorporated by Reference


Item 13. Additional Information         Investment Objectives and Policies;
         about the Company Being           Information
         Acquired


Item 14. Financial Statements           Financial Statements


                                 Parts A and B

   Pursuant to the General Instructions to Form N-14, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: Prospectus. All Items required to be included in Part C are set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

   Pursuant to Rule 411 under the Securities Act of 1933, as amended, and Rule 0-4 and 8b-23 under the Investment Company Act of 1940, as amended, the information required to be included in Item 6 of Part A of this Form N-14 Registration Statement is incorporated by reference to Freshstart's Form 10-K as filed with the Securities and Exchange Commission for the year ended May 31, 1999.

                         [FRESHSTART LOGO APPEARS HERE]
                              2429 Jackson Avenue
                           Long Island City, NY 11101

                                                                          , 2000

Dear Shareholders:

   We will hold a special meeting of our shareholders at       , New York on
    , 2000 at 10:00 a.m., Eastern time.

   At the meeting, you will be asked to consider and vote upon a proposal to approve and adopt a merger agreement with Medallion Financial Corp. and approve a merger that will cause Freshstart Venture Capital Corp. to become a wholly owned subsidiary of Medallion.

   You are entitled to receive in the merger a fraction of a share of Medallion's common stock for each share of Freshstart common stock you own.
Medallion expects to issue approximately           shares of its common stock
in the merger. Medallion common stock is quoted on the Nasdaq National Market under the symbol "TAXI."

   After careful consideration, your board of directors has unanimously approved this transaction and concluded that it is in the best interests of Freshstart and its shareholders. Your board of directors unanimously recommends that you vote "FOR" this transaction.

   Attached is a notice of special meeting of shareholders and a proxy statement/prospectus relating to the merger. This document describes the merger in detail. We encourage you to read it carefully.

   The merger and an investment in Medallion stock involve risks. You should carefully consider the discussion in the section entitled "Risk Factors" on page 16 of this proxy statement/prospectus.

   We cordially invite you to attend the meeting. However, whether or not you plan to attend the meeting, please complete, sign and date the enclosed proxy card and return it to us in the enclosed postage pre-paid envelope as promptly as possible. YOUR VOTE IS VERY IMPORTANT.

   Do not send your stock certificates at this time.

                                             Sincerely,

                                             Zindel Zelmanovitch
                                             President

                         [FRESHSTART LOGO APPEARS HERE]
                              2429 Jackson Avenue
                           Long Island City, NY 11101

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               ----------------

To Our Shareholders:

   A special meeting of shareholders of Freshstart Venture Capital Corporation
will be held at 10:00 a.m., Eastern time, on     , 2000, at the         , New
York, to consider and vote upon a proposal to approve and adopt a merger agreement with Medallion Financial Corp. and approve a merger that will cause Freshstart to become a wholly owned subsidiary of Medallion.

   No other business will be considered at the meeting.

   This proposal is more fully described in the proxy statement/prospectus that accompanies this notice, which you should read carefully.

   If the merger is approved by the Freshstart shareholders at the meeting and effected by Freshstart, any shareholder who (i) files with Freshstart, before the vote on the adoption of the merger, a written objection to the proposed merger that includes notice of his election to dissent, his name and address, the number of shares of Freshstart common stock held, and a demand for payment of the fair value of his shares if the merger is effected; (ii) does not vote his shares in favor of the merger; and (iii) otherwise complies with the terms of Section 623 of New York Business Corporation Law, will have the right to receive payment of the fair value of his or her shares in lieu of receiving Medallion common stock pursuant to the merger. Freshstart and any such shareholder shall in such cases have the rights and duties and shall follow the procedure set forth in Section 623 of New York Business Corporation Law. See "Appraisal Rights of Dissenting Shareholders" in the accompanying Proxy Statement/Prospectus for a more complete description of the rights of dissenting shareholders.

   We have fixed the close of business on     , 2000 as the record date for the
determination of our shareholders entitled to vote at this meeting.

   Do not send your stock certificates at this time.

   WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE. IT IS IMPORTANT THAT YOUR INTERESTS BE REPRESENTED AT THE SPECIAL MEETING. YOU CAN REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

                                          By Order of the Board of Directors
                                          of Freshstart Venture Capital
                                           Corporation

                                          Neil Greenbaum
                                          Secretary

Long Island City, New York
    , 2000

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+Information contained herein is subject to completion or amendment. A         +
+registration statement relating to these securities has been filed with the + +Securities and Exchange Commission. These securities may not be sold nor may +
+offers to buy be accepted prior to the time the registration statement        +
+becomes effective. This prospectus shall not constitute an offer to sell or + +the solicitation of an offer to buy nor shall there be any sale of these + +securities in any State in which such offer, solicitation or sale would be + +unlawful prior to registration or qualification under the securities laws of +
+any such State.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                   SUBJECT TO COMPLETION--DATED MAY 11, 2000

                  FRESHSTART                             MEDALLION FINANCIAL CORP.
         VENTURE CAPITAL CORPORATION                         437 Madison Avenue
             24-25 Jackson Avenue                         New York, New York 10022
       Long Island City, New York 11101                        (212) 328-2100
                (718) 361-8295

                                   FRESHSTART
                          VENTURE CAPITAL CORPORATION

                                PROXY STATEMENT

                                  -----------

                           MEDALLION FINANCIAL CORP.

                                   PROSPECTUS

  This Joint Proxy Statement/Prospectus is being furnished to you as a holder of common stock of Freshstart Venture Capital Corporation, a New York corporation ("Freshstart") in connection with the solicitation of proxies by the Board of Directors of Freshstart (the "Freshstart Board of Directors") for use at the Special Meeting of Shareholders of Freshstart to be held at
          on     , 2000, at 10:00 a.m. local time, and to any and all
adjournment(s) thereof.

  The Merger. This Proxy Statement/Prospectus relates to the proposed merger of FS Merger Corp. ("Merger Sub"), a wholly-owned subsidiary of Medallion Financial Corp. ("Medallion"), with and into Freshstart pursuant to an Agreement and Plan of Merger dated as of December 22, 1999 (the "merger agreement") by and among Medallion, Merger Sub and Freshstart. Consummation of the merger is subject to various conditions, including the affirmative vote of the holders of at least two-thirds of the outstanding shares of Freshstart common stock at the Special Meeting. Pursuant to certain voting agreements, dated as of December 22, 1999 among Medallion and certain shareholders of Freshstart, certain Freshstart shareholders agreed to vote their shares of Freshstart common stock owned by them as of December 22, 1999 in favor of the merger (127,984 shares of Freshstart common stock, representing approximately
5.9% of the outstanding shares of Freshstart common stock as of      , 2000,
the record date for the Freshstart Special Meeting). These shareholders have sole voting and investment power with respect to all Freshstart common stock owned by them. The terms and conditions of the merger and related transactions are more fully described in this Proxy Statement/Prospectus and in the merger agreement, a copy of which is attached as Appendix A and is incorporated by reference to this Proxy Statement/Prospectus.

  This Proxy Statement/Prospectus also constitutes the Prospectus of Medallion with respect to the shares of common stock of Medallion (the "Medallion common stock") to be issued in connection with the merger. When the merger is completed, you will receive, for each outstanding share of Freshstart common stock, $4.025 in Medallion common stock for each share of Freshstart common stock that you own, if the average closing price of Medallion common stock is between $12.00 and $15.99 during the period described in the next paragraph; $4.125 in Medallion common stock for each share of Freshstart common stock that you own, if the average closing price of Medallion common stock is between $16.00 and $19.50 during the period described in the next paragraph; $4.375 in Medallion common stock for each share of Freshstart common stock that you own, if the average closing price of Medallion common stock is between $19.51 and $23.50 during the period described in the next paragraph; $4.625 in Medallion common stock for each share of Freshstart common stock that you own, if the average closing price of Medallion common stock is between $23.51 and $27.50 during the period described in the next paragraph; $4.875 in Medallion common stock for each share of Freshstart common stock that you own, if the average closing price of Medallion common stock exceeds $27.51 during the period described in the next paragraph; or $4.025 in Medallion common stock for each share of Freshstart common stock that you own, if the average closing price of Medallion common stock is less than $12.00 during the period described in the next paragraph.

   The exact number of Medallion shares that you will receive in exchange for each Freshstart share will depend upon the average closing price of Medallion common stock during the 10 trading days ending on and including the third trading day before the Closing Date.

   Medallion will not issue any fractional shares. Instead, you will receive cash for any fractional share of Medallion common stock owed to you, based on the average closing price of Medallion common stock during the 10 trading days ending on and including the third trading day before the Closing Date.

   Medallion common stock is, and the shares of Medallion common stock offered by this Proxy Statement/Prospectus will be, listed and traded on the Nasdaq National Market under the symbol "TAXI." The last reported sale price of
Medallion common stock on the Nasdaq National Market on     , 2000 was $    per
share. The last reported sale price of Freshstart common stock on the Nasdaq
SmallCap Market on     , 2000 was $    per share.

   Both Medallion and Freshstart are closed-end, non-diversified management investment companies. The Freshstart board of directors has determined that it is in the best interests of the Freshstart shareholders that Freshstart become a wholly-owned subsidiary of Medallion through consummation of the merger. The Freshstart board of directors concluded that, among other advantages, the merger would provide enhanced liquidity for Freshstart shareholders, and increase the availability of additional investment capital.

   Following the merger, you will become a shareholder of Medallion. This Proxy Statement/Prospectus sets forth concisely the information that you should know before voting on the merger agreement and should be retained for future reference.

   This Proxy Statement/Prospectus and the accompanying form of proxy is being
mailed to you on or about     , 2000.

   Medallion is treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). The principal executive office of Medallion is located at 437 Madison Avenue, New York, New York 10022.

   SEE "RISK FACTORS" BEGINNING ON PAGE 16 FOR A DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE EVALUATED IN CONNECTION WITH THE MERGER.

                               ----------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           The date of this Proxy Statement/Prospectus is     , 2000.

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

Q. WHAT IS HAPPENING?

A. You are being asked to vote on an Agreement and Plan of Merger to permit Medallion Financial Corp. to acquire Freshstart in a tax-free exchange of shares. If the Agreement and Plan of Merger is approved and the acquisition consummated, you would no longer be a shareholder of Freshstart, but would be a shareholder of Medallion.

Q: WHY ARE THE COMPANIES PROPOSING TO MERGE?

A: Medallion and Freshstart are proposing to merge because we believe that resulting combination will create a stronger, more competitive company capable of achieving greater financial strength, operational efficiencies, earning power and growth potential than either company would have achieved on its own. Medallion and Fresh Start believe that the combination will also create cost savings and better service and enable the combined company to provide product offerings to their customers.

Q: HOW WILL THESE TWO COMPANIES MERGE?

A: Medallion and Freshstart will combine under an Agreement and Plan of Merger providing that a wholly-owned subsidiary of Medallion will merge with and into Freshstart, and Freshstart will survive the merger as a wholly owned subsidiary of Medallion.

Q: WHAT WILL I RECEIVE IN THE MERGER?

A: If the merger is completed, you will receive        shares of Medallion
   common stock for each share of Freshstart common stock that you own. Medallion will not issue fractional shares of its common stock. Instead, you will receive cash, without interest, based on the average of the last reported sales prices of Medallion common stock on the Nasdaq National Market during the 3 consecutive trading days ending on and including the third trading day prior to the day on which the merger is completed.

   On December 22, 1999, the last full trading day before the public announcement of the proposed merger, the last reported sale price of Medallion common stock on the Nasdaq National Market was $18.50 per share.
   On         , 2000, the most recent practicable date prior to the printing of this proxy statement/prospectus, the last reported sale price of Medallion
   common stock on the Nasdaq National Market was $      per share.

Q: ARE FRESHSTART SHAREHOLDERS ENTITLED TO APPRAISAL RIGHTS?

A: Yes, if the merger is approved by the Freshstart shareholders at the meeting and effected by Freshstart, any shareholder who (i) files with Freshstart, before the vote on the adoption of the merger, a written objection to the proposed merger that includes notice of his election to dissent, his name and address, the number of shares of Freshstart common stock held, and a demand for payment of the fair value of his shares if the merger is effected; (ii) does not vote his shares in favor of the merger; and (iii) otherwise complies with the terms of Section 623 of New York Business Corporation Law, will have the right to receive payment of the fair value of his or her shares in lieu of receiving Medallion common stock pursuant to the merger. Freshstart and any such shareholder shall in such cases have the rights and duties and shall follow the procedure set forth in Section 623 of New York Business Corporation Law. See "Appraisal Rights of Dissenting Shareholders" for a more complete description of the rights of dissenting shareholders.

Q: WHEN DO YOU EXPECT TO COMPLETE THE MERGER OF MEDALLION AND FRESHSTART?

A: We are working to complete the merger as quickly as possible. We currently expect to complete the merger promptly following the special meeting. If necessary or desirable, Medallion and Freshstart may agree to complete the merger at a later date.

Q: WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER?

A: The merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code. Accordingly, generally no gain or loss will be recognized by Medallion or Freshstart as a result of the merger. Additionally, no gain or loss will be recognized by Freshstart shareholders to the extent they receive shares of Medallion common stock in the merger. Freshstart shareholders may recognize taxable gain to the extent they receive cash in lieu of fractional shares of Medallion. Freshstart shareholders should consult their tax advisors for a full understanding of the tax consequences of the merger.

Q: WHO MUST APPROVE THE MERGER?

A: In addition to the approvals by the Medallion board of directors and the
   Freshstart board of directors, each of which has already been obtained, the merger must be approved by the Freshstart shareholders and the Small
   Business Administration. On     , 2000, the merger was approved by the Small
   Business Administration.

Q: WHAT SHAREHOLDER VOTE IS REQUIRED TO APPROVE THE MERGER?

A: A majority of the outstanding shares of Freshstart common stock entitled to vote constitutes a quorum for the Freshstart special meeting. The affirmative vote of the holders of at least two-thirds of the outstanding shares of Freshstart common stock is required to approve the merger agreement and the merger.

Q: DOES THE FRESHSTART BOARD OF DIRECTORS RECOMMEND APPROVAL OF THE MERGER
   AGREEMENT AND THE MERGER?

A: YES. AFTER CAREFUL CONSIDERATION, THE FRESHSTART BOARD OF DIRECTORS
   UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSED MERGER ON THE ENCLOSED PROXY CARD. For a more complete description of the recommendation of the Freshstart board of directors, see the sections entitled "Freshstart's Reasons for the Merger" on page 35 and "Recommendation of the Board of Directors of Freshstart" on page 37.

Q: WHAT DO I NEED TO DO NOW?

A: We urge you to read this proxy statement/prospectus, including its annexes, carefully, and to consider how the merger will affect you as a shareholder. You also may want to review the documents referenced under "Where You Can Find More Information" on page 77 and consult with your accounting, legal and tax advisors.

Q: HOW DO I VOTE MY SHARES?

A: You may indicate how you want to vote on your proxy card and then sign and mail your proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the Freshstart special meeting. You may also attend the special meeting in person instead of submitting a proxy.

  If you fail either to return your proxy card or to vote in person at the special meeting, or if you mark your proxy "abstain," the effect will be a vote against the merger agreement and the merger. If you sign and send in your proxy without indicating how you want to vote, your proxy will be counted as a vote for the merger agreement and the merger unless your shares are held in a brokerage account.

Q: IF MY SHARES ARE HELD IN A BROKERAGE ACCOUNT, WILL MY BROKER VOTE MY SHARES
   FOR ME?

A: Your broker will not be able to vote your shares without instructions from you on how to vote. Therefore, it is important that you follow the directions provided by your broker regarding how to instruct your broker to vote your shares. If you fail to provide your broker with instructions, it will have the same effect as a vote against the merger agreement and the merger.

Q: MAY I CHANGE MY VOTE AFTER I HAVE MAILED IN MY SIGNED PROXY CARD?

A: You may change your vote at any time before the vote takes place at the Freshstart special meeting. To do so, you may either complete and submit a new proxy card or send a written notice stating that you would like to revoke your proxy. In addition, you may attend the special meeting and vote in person. However, if you elect to vote in person at the special meeting and your shares are held by a broker, bank or other nominee, you must bring to the special meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares.

Q: WHEN AND WHERE IS THE FRESHSTART SPECIAL MEETING?

A: The special meeting of Freshstart shareholders will be held at     a.m.,
   Eastern time, on        , 2000 at the     , New York.

Q: SHOULD I SEND IN MY SHARE CERTIFICATES NOW?

A: No. After we complete the merger, Medallion will send to you instructions explaining how to exchange your shares of Freshstart common stock for the appropriate number of shares of Medallion common stock.

Q: WHO MAY I CONTACT WITH ANY ADDITIONAL QUESTIONS?

A: You may call David Evanson of Financial Communication Associates at (610)
   649-3604, or Daniel Baker of Medallion, at (212) 328-2100.

Q: ARE THERE ANY RISKS ASSOCIATED WITH THE MERGER?

A: The merger does involve risks. For a discussion of risk factors that should be considered in evaluating the merger, see the "Risk Factors" section
   beginning on page   .

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
SUMMARY...................................................................   1
  Risk Factors............................................................   5
  Dividends and Distributions.............................................   5
  Management of Freshstart and Medallion..................................   6
  Medallion Summary Historical and Pro Forma Consolidated Financial
   Information............................................................   8
  FreshStart Summary Consolidated Financial Information...................  10
  Comparative Per Share Prices............................................  11
  FreshStart Selected Consolidated Financial Information..................
  Expense Table...........................................................  12


RECENT DEVELOPMENTS.......................................................  14
RISK FACTORS..............................................................  15
  Risk Relating to Integration of Freshstart and Medallion................  15
  Interest Rate Spread....................................................  15
  Leverage................................................................  15
  Industry and Geographic Concentration...................................  17
  Reliance on Management..................................................  17
  Substantial Influence by Existing Principal Stockholders................  17
  Risk Relating to Integration of Recent Acquisitions.....................  17
  Availability of Funds...................................................  18
  Competition.............................................................  18
  Credit Quality..........................................................  18
  Portfolio Valuation.....................................................  19
  Taxicab Industry Regulation.............................................  19
  Pass-Through Tax Treatment..............................................  20
    Risks Associated with Distribution Requirements and Leverage..........  20
    Risks Associated with Diversification Requirements....................  20
  Possible Volatility of Stock Price......................................  21
  Dependence on Cash Flow from Subsidiaries...............................  21
  Certain Anti-Takeover Provisions........................................  21


MEDALLION SELECTED CONSOLIDATED FINANCIAL DATA............................  22


FRESHSTART SUMMARY CONSOLIDATED FINANCIAL DATA............................  24


THE FRESHSTART SPECIAL MEETING............................................  25


THE MERGER................................................................  29
  General.................................................................  29
  Closing Date............................................................  29
  Background of the Merger................................................  30
  Freshstart's Reasons for the Merger.....................................  30
  Recommendation of the Board of Directors of Freshstart..................  32
  Interests of Certain Persons in the Merger..............................  36
  The Merger Agreement....................................................  36
    Terms of the Merger...................................................  36
    Representations and Warranties........................................  37
    Certain Covenants.....................................................  37
    No Shopping...........................................................  38
    Indemnification.......................................................  38

                                                                           Page
                                                                           ----
    Conditions............................................................  38
    Termination; Fees and Expenses........................................  39
  Certain Federal Income Tax Consequences.................................  40
  Accounting Treatment....................................................  41
  Certain Legal Matters...................................................  41
  Federal Securities Law Consequences.....................................  42
  Listing.................................................................  42
  Stock Option Agreement..................................................  42


COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES..........................  43
  Freshstart's Investment Objectives, Policies and Restrictions...........  43
  Medallion's Investment Objectives, Policies and Restrictions............  44


MEDALLION COMMON STOCK PRICES.............................................  48


DESCRIPTION OF MEDALLION CAPITAL STOCK....................................  49
  General.................................................................  49
  Common Stock............................................................  49
  Preferred Stock.........................................................  49


COMPARISON OF RIGHTS OF MEDALLION AND FRESHSTART STOCKHOLDER..............  50
  Limitation on Directors' Liabilities....................................  50
  Delaware Law and Certain Provisions of the Certificate of Incorporation
   and the By-Laws........................................................  50
  Certain Provisions of Delaware Law Regarding an Interested Stockholder..  51
  Appraisal Rights of Dissenting Shareholders.............................  55
  Determination of Net Asset Value of Medallion...........................  56


MEDALLION'S DIVIDEND REINVESTMENT PLAN....................................  58


EQUIVALENT PER SHARE DATA.................................................  60


UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET.....................  62


UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF INCOME...............  64


NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL STATEMENTS.....  68


LEGAL PROCEEDINGS.........................................................  70


OTHER MATTERS.............................................................  70


LEGAL MATTERS.............................................................  70


EXPERTS...................................................................  70


WHERE YOU CAN FIND MORE INFORMATION.......................................  70


FORWARD-LOOKING INFORMATION...............................................  72


APPENDIX A: Agreement and Plan of Merger.................................. A-1


APPENDIX B: Selected Provisions of New York Business Corporation Law...... B-1


PART C....................................................................

                                    SUMMARY

   This summary highlights selected information from this proxy statement/prospectus and may not contain all of the information that is important to you. To understand the merger fully and for a more complete description of the legal terms of the merger, you should read carefully this entire document and the documents to which we have referred you. See "Where You Can Find More Information" on page 77. We have included page references parenthetically to direct you to a more complete description of the topics in this summary.
The Companies

Medallion Financial Corp.

   Medallion, a closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act") is a specialty finance company with a leading position in the origination and servicing of loans financing the purchase of taxicab medallions and related assets. Medallion also originates and services commercial installment loans financing small businesses in other targeted industries. Through its subsidiary Business Lenders LLC, an SBA 7(a) lender, Medallion finances long-term loans to active businesses secured by real estate and other assets. Up to 80% of these loans are guaranteed against losses by the federal government. The investment objectives of Medallion are to provide a high level of distributable income, consistent with preservation of capital, as well as long-term growth of net asset value. Medallion has elected to be treated as a "regulated investment company" for federal income tax purposes. As a regulated investment company, Medallion is not subject to any U.S. federal income tax on investment company taxable income in any year if it distributes to its shareholders at least 90% of its investment company taxable income for that taxable year, which requirement Medallion complies with through payment of quarterly cash dividends. Since fiscal 1996, Medallion has paid dividends for each fiscal year and it intends to continue to pay dividends as long as funds are legally available for distribution. Shareholders may elect to reinvest distributions. As an adjunct to its finance business, Medallion operates a taxicab advertising business.

Freshstart Venture Capital Corporation

   Freshstart is a Small Business Investment Company that operates as a Specialized Small Business Investment Company (SSBIC) under the Small Business Investment Act of 1958, as amended, and is regulated and financed in part by the Small Business Administration. Freshstart is a non-diversified investment company that has elected to be regulated as a business development company, a type of closed-end investment company under the 1940 Act. Freshstart has elected to be treated as a "regulated investment company" for federal income tax purposes. As a regulated investment company, Freshstart is not subject to any U.S. federal income tax on investment company taxable income in any year if it distributes to its shareholders at least 90% of its investment company taxable income for that taxable year, which requirement Freshstart complies with through payment of quarterly cash dividends. Since fiscal 1988, Freshstart has paid dividends for each fiscal year and it intends to continue to pay dividends as long as funds are legally available for distribution.

   As an SSBIC, Freshstart's business is to provide loan financing to small and medium-sized businesses at least 50% owned by persons who qualify under SBA regulations as socially or economically disadvantaged. Freshstart makes a substantial portion of its loans to finance taxicab medallions, taxicabs and related assets, with the balance of its loans being made to other small business concerns. Freshstart has not to date made any equity investments in any small business concerns.

The Freshstart Special Meeting (Page   )

   The Freshstart Special Meeting will be held on       , 2000, at 10:00 a.m.,
local time at      . At the Freshstart Special Meeting, you will be asked to
approve and adopt the merger and the merger agreement.

Recommendation to Freshstart Shareholders (Page   )

   The Freshstart board of directors believes that the merger is advisable and in the best interests of Freshstart and its shareholders. The board unanimously recommends that you vote "for" approval of the merger and the merger agreement.

Record Date

   You can vote at the Freshstart Special Meeting only if you owned shares of
Freshstart common stock at the close of business on       , 2000, which is the
record date.

Vote Required to Approve the Merger

   The merger requires the approval of the holders of two-thirds of the outstanding shares of Freshstart common stock. If you do not return your proxy or vote in person, it will have the effect of a vote against the merger. Brokers who hold your shares of Freshstart common stock as nominees cannot vote those shares unless you instruct them to, following the procedure they give you.

   Medallion shareholders do not need to vote to approve the merger.

Voting Power; Voting by Management (Page   )

   On the record date, 2,172,688 shares of Freshstart common stock were outstanding. Of these, 127,984 shares (approximately 5.9% of the shares entitled to vote) were beneficially owned by certain directors and executive officers of Freshstart. Each share of Freshstart common stock entitles the holder to one vote.

   Certain of Freshstart's directors and executive officers, who collectively beneficially owned 127,688 shares (or approximately 5.88%) of Freshstart's outstanding shares as of the record date have executed voting agreements in which they have agreed to vote the Freshstart common stock owned by them in favor of the merger.

Revoking Proxies (Page   )

   You can revoke a proxy previously given by you by giving written notice to at the address on the proxy card, by filing another proxy, or by attending the Freshstart Special Meeting and voting in person.

Summary of the Merger

   The merger agreement (Annex A) is attached at the back of this Proxy Statement/Prospectus. We encourage you to read the merger agreement, as it is the legal document that governs the merger.

   In the proposed merger, a subsidiary of Medallion will merge into Freshstart, and Freshstart will become a wholly-owned subsidiary of Medallion. You will receive shares of Medallion common stock in exchange for your shares of Freshstart common stock.

Effective Time of the Merger

   Medallion and Freshstart hope to complete the merger promptly after the Freshstart Special Meeting, if regulatory approvals and other required matters are completed by that time.

What You Will Receive in the Merger (Page   )

   If the merger is completed, you will receive:

  . $4.025 in Medallion common stock for each share of Freshstart common stock that you own, if the average closing price of Medallion common stock is less than $12.00 during the period described in the next paragraph;

  . $4.025 in Medallion common stock for each share of Freshstart common stock that you own, if the average closing price of Medallion common stock is between $12.00 and $15.99 during the period described in the next paragraph;

  . $4.125 in Medallion common stock for each share of Freshstart common stock that you own, if the average closing price of Medallion common stock is between $16.00 and $19.50 during the period described in the next paragraph;

  . $4.375 in Medallion common stock for each share of Freshstart common stock that you own, if the average closing price of Medallion common stock is between

     $19.51 and $23.50 during the period described in the next paragraph;

  . $4.625 in Medallion common stock for each share of Freshstart common stock that you own, if the average closing price of Medallion common stock is between $23.51 and $27.50 during the period described in the next paragraph; or

  . $4.875 in Medallion common stock for each share of Freshstart common stock that you own, if the average closing price of Medallion common stock exceeds $27.51 during the period described in the next paragraph.

   The exact number of Medallion shares that you will receive in exchange for each Freshstart share will depend upon the average closing price of Medallion common stock during the 10 trading days ending on and including the third trading day before the Closing Date.

   Medallion will not issue any fractional shares. Instead, you will receive cash for any fractional share of Medallion common stock owed to you, based on the average closing price of Medallion common stock during the 10 trading days ending on and including the third trading day before the Closing Date.

   Please do not send in your stock certificates. You will receive written instructions to do so after the merger.

Ownership of Medallion Stock Following the Merger

   Following the merger, existing Freshstart shareholders will own
approximately    % of the outstanding common stock of Medallion (based upon the number of shares of Medallion and Freshstart common stock outstanding on , 2000).

Federal Income Tax Consequences (Page   )

   We expect that neither Freshstart nor its shareholders will recognize gain or loss for U.S. federal income tax purposes as a result of the merger, except for any taxes payable by Freshstart shareholders on their receipt of cash instead of fractional Medallion shares. Freshstart has received a legal opinion from its counsel regarding these tax consequences.

   Tax matters are complicated, and the tax consequences of the merger to you will depend on the facts of your own situation. We urge you to contact your own tax advisor to understand fully how the merger will affect you, including how any state, local, or foreign tax laws may apply to you.

Freshstart's Reasons for the Merger (Page 35)

   The Freshstart board believes, among other things, that the merger offers you the opportunity to own stock in a significantly larger and more actively traded business enterprise with potentially greater growth opportunities compared with the opportunities available to Freshstart as an independent company and that the merger would give Freshstart the opportunity to achieve greater financial strength through synergies offered by the merger.

Opinion of Freshstart's Financial Advisor (Page   )

   The Freshstart board of directors has received an opinion of Freshstart's financial advisor, First Colonial Securities Group, Inc. ("First Colonial"), as to the fairness, from a financial point of view, of the consideration provided for in the merger. First Colonial's opinion is directed to the Freshstart board and does not constitute a recommendation to any shareholder as to how to vote with respect to matters relating to the proposed merger.

Interests of Freshstart's Officers and Directors in the Merger (Page   )

   When considering the recommendation by the Freshstart board to vote "FOR" the merger, you should be aware that certain directors and executive officers of Freshstart have interests in the merger that are different from, and may conflict with, your interests. If we complete the merger, Medallion will continue certain indemnification arrangements for directors and officers of Freshstart. Certain directors and officers of Freshstart will also receive certain benefits upon completion of the merger, including accelerated payments of salary due to them under existing contractual arrangements. One officer will provide consulting services to Medallion upon completion of the merger. The Freshstart board was aware of these interests and considered them in approving the merger.

Regulatory Approvals (Page   )

   Medallion and Freshstart must make filings with and obtain approval from the United States Small Business Administration before they can complete the merger.

   We cannot predict whether we will obtain all required regulatory approvals for the merger, or whether any approvals will include conditions that may be detrimental to Medallion or Freshstart.

Conditions to the Merger (Page   )

   The merger will be completed only if certain conditions, including the following, are met or waived:

  .  the Freshstart shareholders approve the merger;

  . no more than 4% of the total number of shares of Freshstart common stock outstanding is held by shareholders who provide notice that they intend to dissent under New York law;

  . no court orders prevent the merger or impose material limitations on the ownership or operation of Freshstart after the merger;

  . Freshstart and Medallion both receive letters from their accountants, dated the closing date, stating they concur with management that the merger qualifies for pooling of interests accounting treatment;

  . Medallion and Freshstart receive an opinion from its tax counsel that the merger will qualify as a tax-free transaction;

  . the registration statement, including this Proxy Statement/Prospectus, is declared effective;

  . the representations and warranties made by Medallion and Freshstart continue to be accurate except for inaccuracies that would not have a material adverse effect; and

  . the Nasdaq National Market approves the listing of the Medallion common stock being issued in the merger agreement.

Termination of the Merger Agreement (Page   )

   Even if the Freshstart shareholders approve the merger, Medallion and Freshstart can agree at any time to terminate the merger agreement without completing the merger. The merger agreement can also be terminated if any of the following occurs:

  .  the merger is not completed by June 30, 2000;

  .  a court or other governmental authority prohibits the merger; or

  .  the Freshstart shareholders do not approve the merger.

   Medallion can terminate the merger agreement if:

  . Freshstart violates its obligations to refrain from soliciting acquisition proposals from others or if the Freshstart board approves or permits a different acquisition proposal, or otherwise changes its recommendation of the merger in a manner that is materially adverse to Medallion; or

  . the average closing price of Medallion common stock is less than $12.00 during the 10 trading days ending on and including the third trading day before the Freshstart Special Meeting.

   Freshstart can also terminate the merger agreement if prior to shareholder approval of the merger Freshstart's board of directors authorizes the acceptance of a more favorable acquisition proposal.

Stock Option Agreement (Page   )

   Medallion and Freshstart have also entered into a stock option agreement, which gives Medallion an option to purchase from Freshstart up to 434,320 shares (approximately 19.9%) of Freshstart's common stock for an exercise price of $3.875 per share. The option becomes exercisable only if certain events related to termination of the planned merger occur.

Freshstart Cannot Solicit Other Offers (Page   )

   Freshstart has agreed not to encourage, solicit, discuss, or negotiate with anyone (other than Medallion) regarding a merger or sale, unless Freshstart receives an unsolicited superior acquisition proposal and Freshstart's board of directors is required by law to pursue the superior proposal in order to meet its fiduciary obligations to the Freshstart shareholders.

Appraisal Rights (Page   )

   Under New York law, Freshstart shareholders are entitled to certain appraisal rights in connection with the merger.

Accounting Treatment (Page   )

   Medallion and Freshstart expect the merger to qualify as a "pooling of interests," which means that they will treat the two companies as if they had always been combined for accounting and financial reporting purposes.

Comparative Prices of Medallion and Freshstart Common Stock (Page   )

   Medallion common stock is listed on the Nasdaq National Market and Freshstart common stock is traded on the Nasdaq SmallCap Market. On December 22, 1999, the last trading day before the public announcement of the proposed merger, Medallion common stock closed at $ and Freshstart common stock closed
at $       . On       , 2000, Medallion common stock closed at $        and
Freshstart common stock closed at $       .

   Following the merger, Freshstart common stock will no longer trade on the Nasdaq SmallCap Market or any other exchange.

Fluctuations in Market Price

   The number of shares of Medallion common stock that Freshstart shareholders will receive in the merger will depend on the market value of Medallion common stock during a specific period prior to the Freshstart Special Meeting. The market value of Medallion common stock is likely to change, both before and after the Freshstart Special Meeting and the merger. No one can accurately predict what the market value will be at any particular time.

Listing of Medallion Common Stock (Page   )

   Medallion will apply to list the shares of its common stock to be issued in the merger on the Nasdaq National Market.

Risk Factors (Page   )

   Holders of Freshstart common stock, in voting on the merger, should consider, among other things the following factors:

  .  risks relating to integration of Freshstart and Medallion;

  .  risks associated with interest rate spread;

  .  leverage;

  .  industry and geographic concentration of Medallion's loans; and

  .  reliance on management.

Dividends and Distributions (Page   )

   Under Medallion's present policy, it distributes to its shareholders at least 90% of its yearly investment company taxable income in quarterly cash dividends. Some of Medallion's subsidiaries have also elected to be treated as regulated investment companies and distribute at least 90% of their respective investment company taxable income to Medallion.

   As a regulated investment company, Freshstart distributes to its shareholders at least 90% of its yearly investment company taxable income as dividends.

Differences in Rights of Medallion's and Freshstart's Shareholders (Page   )

   The rights of Freshstart shareholders currently are governed by New York law, Freshstart's Articles of Incorporation and Freshstart's By-laws. When the merger is completed, shareholders of Freshstart will become shareholders of Medallion, a Delaware corporation, and their rights as shareholders of Medallion will be governed by Delaware law, Medallion's Certificate of Incorporation and Medallion's By-laws. The rights of Freshstart shareholders and the rights of Medallion shareholders differ in certain respects.

Management of Freshstart and Medallion

   Freshstart is managed by its executive officers under the supervision of its Board of Directors.

   Medallion is managed by its executive officers under the supervision of its Board of Directors. In addition, under the terms of a sub-advisory agreement (the "Sub-Advisory Agreement") with FMC Advisers, Inc. ("FMC"), upon reasonable request of Medallion's executive officers, FMC consults with management with respect to strategic decisions concerning originations, credit quality assurance, development of financial products, leverage, funding, geographic and product diversification, the repurchase of participations, acquisitions, regulatory compliance and marketing.

   FMC's principal office is located at 190 Dudley Street, Brookline, Massachusetts 02146. Myron Cohen, Robert Fanger and Michael Miller control FMC, in their capacities as officers, directors and shareholders of FMC, and provide advisory services to Medallion on behalf of FMC. They had served as directors and executive officers of Medallion's predecessor companies until May 1996.

   Unless terminated earlier as described below, the Sub-Advisory Agreement will remain in effect until May 2000. The term will continue from year to year thereafter, if approved annually by (i) a majority of Medallion 's non-interested directors and (ii) the Medallion Board of Directors, or by a majority of Medallion's outstanding voting securities, as defined in the 1940 Act. On February 24, 1999, the Medallion Board of Directors voted to extend the Sub-Advisory Agreement with FMC until May 2000 under provisions for the continuation of the agreement contained in it. The Sub-Advisory Agreement is terminable without penalty to Medallion on 60 days' written notice by either party or by vote of a majority of the outstanding voting securities of Medallion, and will terminate if assigned by FMC.

   Medallion does not intend to renew the Sub-Advisory Agreement, once it terminates pursuant to its terms in May 2000.

   Under the Sub-Advisory Agreement, Medallion pays FMC a monthly fee, in arrears, for services rendered of $18,750. Two trusts affiliated with two officers, directors and shareholders of Medallion (the "Murstein Trusts") have agreed to personally assure FMC of payment for the first 48 months of service under the Sub-Advisory Agreement pursuant to an escrow arrangement under which they have maintained in escrow common stock of Medallion worth 200% of the advisory fees remaining to be paid by Medallion to FMC during the first 48 months of service under the Sub-Advisory Agreement, thereby assuring FMC of the payment of $900,000 in advisory fees. In the event that Medallion or its shareholders terminate or do not renew the Sub-Advisory Agreement during this period for any reason other than (i) breach of the Sub-Advisory Agreement by FMC or (ii) FMC's willful malfeasance, bad faith or gross negligence, the escrow agent will assign to FMC Medallion common stock in escrow equal in value to the amount of the fees payable over the balance of the 48-month period. If the value of the Medallion common stock required to be deposited in escrow is less than the value of the fees payable, FMC will have no further recourse against the Murstein Trusts. Under the Sub-Advisory Agreement, FMC will not be liable for any loss suffered by Medallion, except a loss resulting from FMC's willful malfeasance, bad faith or gross negligence.

   Advisory fees incurred under the Sub-Advisory Agreement were $225,000 during each of the years ended December 31, 1999 and December 31, 1998.

Recent Developments

   On May 4, 2000, Medallion executed an agreement to acquire Ameritrans Capital Corporation, a specialty finance company that primarily engages in lending secured by taxicab medallions and is based in the New York metropolitan area.

Forward-Looking Statements (Page   )

   This document (and documents to which we refer you in this document) includes various forward-looking statements about Medallion, Freshstart and the combined company that are subject to risks and uncertainties. Forward-looking statements include information concerning future results of operations of Medallion, Freshstart and the combined company. Also, statements that use the words "anticipate," "believe," "could," "estimate," "expect," "forecast," "intend," "may," "plan," "possible," "project," "should," "will," or similar expressions are forward-looking statements. Many factors, some of which are discussed elsewhere in this document and in documents to which we have referred you, could affect the future financial results of Medallion, Freshstart and the combined company. These factors could cause actual results to differ materially from those expressed in forward-looking statements contained in this document or related documents. These factors include adverse changes in economic conditions and in the markets served by Medallion and Freshstart and a significant delay in the completion of the merger.

 Medallion Summary Historical and Pro Forma Consolidated Financial Information.

   The following table sets forth certain summary condensed historical financial data of Medallion and pro forma information giving effect to the merger as of December 31, 1999. The data set forth below does not include financial information with respect to Ameritrans. The table is based on and should be read in conjunction with Medallion's historical financial statements and notes thereto incorporated by reference in this Proxy Statement-Prospectus. See "Where You Can Find More Information," on page 81. Medallion's audited historical financial statements were audited by Arthur Andersen LLP, independent public accountants.

                                    Year Ended December 31,
                            (dollars in thousands, except per share
                                             data)                          Proforma
                          ----------------------------------------------  December 31,
                             1995      1996     1997     1998     1999        1999
                          ----------- -------  -------  ------- --------  ------------
                          (unaudited)                                      (unaudited)
Statement of Operations
 Data
Investment income.......    $1,481    $12,292  $25,848  $35,157 $ 41,380    $ 44,043
Interest expense........       224      5,328   10,099   15,609   19,635      20,946
Net interest income.....     1,257      6,964   15,749   19,548   21,745      23,097
Equity in earnings
 (losses) of
 Unconsolidated
 subsidiary(1)..........       --         (63)     203    1,200     (214)       (214)
Other income............       --         411      980    1,459    2,112       2,298
Gain on sale of loans...       --         --       336    2,316    3,014       3,014
Accretion of negative
 goodwill...............       --         421      722      722      722         722
Operating expenses......       608      3,042    6,167   13,178   16,907      17,435
Amortization of
 goodwill...............       --         259      368      506      530         530
Income tax (provision)
 benefit................      (639)      (436)    (929)     154      (46)        (46)
Dividends on minority
 interest...............      (120)      (116)     --       --       --          --
Net investment income...      (110)     3,880   10,526   11,715    9,896      10,906
Realized gain (loss) on
 investments, net.......     3,800        558       78    1,291   22,746      22,746
Change in unrealized
 appreciation
 (depreciation) of
 investments (2)........     (649)        758    1,929    2,676  (11,910)    (12,608)
Net increase in net
 assets resulting from
 operations(3)..........    $3,041    $ 5,196  $12,533  $15,682 $ 20,732    $ 21,044
Net increase in net
 assets resulting from
 operations per share
 diluted(3).............    $ 2.61    $  0.87  $  1.02  $  1.11 $   1.47    $   1.43
Dividends declared per
 share..................    $  --     $  0.36  $  0.92  $  1.20 $   1.31    $   1.29
                                                                            Proforma
                             1995      1996     1997     1998     1999        1999
                          ----------- -------  -------  ------- --------  ------------
                          (unaudited)
Balance Sheet Data
Investments, net of
 unrealized depreciation
 of investments.........    16,376    197,104  313,254  384,095  467,463     489,905
Total assets............    21,237    215,277  339,894  422,225  509,613     534,185
Notes payable...........       --      96,450  137,750  115,600  190,450     195,450
Commercial paper........       --         --       --   103,082   93,984      93,984
Subordinated SBA
 debentures.............     2,408     38,806   39,770   41,590   10,500      21,360
Senior secured notes....       --         --       --       --    45,000      45,000
Total liabilities.......     2,881    140,205  189,363  272,938  358,573     377,133
Negative goodwill.......       --         258    1,795    1,072      351         351
Preferred Stock.........     3,330        --       --       --       --          --
Total shareholders'
 equity.................    15,026      1,795  148,736  148,215  150,689     156,701

                                                   (continued on following page)

                                         1995   1996    1997    1998    1999
                                        ------ ------- ------- ------- -------
Selected Financial Ratios And Other
 Data
Return on assets(4).................... 15.28%   4.39%   4.51%   4.12%   4.45%
Return on equity(5).................... 20.24%   7.16%   8.43%  10.58%  13.76%
Average yield, e.o.p.(6)...............  8.82%  10.98%  10.20%   9.93%   9.91%
Average cost of funds, e.o.p.(7).......  3.79%   7.15%   7.15%   6.42%   7.09%
Spread, e.o.p.(8)......................  5.03%   3.83%   3.05%   3.51%   2.82%
Other income ratio (9).................  0.00%   0.21%   0.31%   0.38%   0.45%
Operating expense ratio (10)...........  2.86%   1.41%   1.81%   3.12%   3.32%
Medallion Loans as a percentage of
 Investments...........................  0.00%  68.30%  72.13%  69.27%  64.84%
Commercial Installment Loans as a
 percentage of investments............. 93.62%  30.52%  25.48%  27.71%  34.66%
Equity investments as a percentage of
 investments...........................  6.38%   1.20%   2.39%   3.02%   0.50%
Investments to assets.................. 77.11%  91.56%  92.16%  90.97%  91.73%
Equity to assets....................... 70.75%  33.70%  43.76%  35.10%  29.57%
Debt to equity......................... 16.03% 186.42% 119.35% 175.60% 225.59%
SBA debt to total debt.................   100%  28.69%  22.40%  15.98%   3.09%

MEDIA (1)

STATEMENT OF OPERATIONS DATA

                             May 30 to    Year Ended   Year Ended   Year Ended
                            December 31, December 31, December 31, December 31,
                                1996         1997         1998         1999
                            ------------ ------------ ------------ ------------
Advertising revenue.......   $1,095,346   $3,070,119   $7,526,569   $9,878,117
Cost of services..........      499,135    1,204,892    2,413,089    4,261,673
                             ----------   ----------   ----------   ----------
Gross margin..............      596,211    1,865,227    5,113,480    5,616,444
Other operating expenses..      659,211    1,499,803    3,163,091    5,223,833
                             ----------   ----------   ----------   ----------
Income (losses) before
 taxes....................      (63,000)     365,424    1,950,389      392,611
Income taxes..............          --      (162,000)    (750,000)    (134,125)
                             ----------   ----------   ----------   ----------
Net income (loss).........   $  (63,000)  $  203,424   $1,200,389   $  258,486

--------
 (1) Equity in earnings (losses) of unconsolidated subsidiary represents the net income (loss) for the period indicated from Medallion's investment in Media.
 (2) Change in unrealized depreciation of investments represents the (increase) decrease for the period in the unrealized depreciation applied against Medallion's investments to state them at fair value.
 (3) Net increase in net assets resulting from operations is the sum of net investment income, net realized gains or losses on investments and the change in unrealized gains or losses on investments.
 (4) Return on assets represents net increase in net assets resulting from operations, for the period indicated, divided by average assets during the stated period.
 (5) Return on equity represents net increase in net assets resulting from operations, for the period indicated, divided by average shareholders' equity during the stated period.
 (6) Average yield, e.o.p. represents the end of period weighted average interest rate on investments at the date indicated.
 (7) Average cost of funds, e.o.p. represents the end of period weighted average interest rate on debt at the date indicated.
 (8) Spread, e.o.p. represents average yield, e.o.p. less average cost of funds, e.o.p.
 (9) Other income ratio represents other income, for the period indicated, divided by average investments during the stated period.
(10) Operating expense ratio represents operating expenses, for the period indicated, divided by average assets during the stated period.

 Freshstart Summary Consolidated Financial Information

   The summary statement of operations and balance sheet data set forth below are derived from Freshstart's audited financial statements, and should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and Freshstart's financial statements, including the notes thereto, and other financial information included in Freshstart's Annual Report on Form 10-K incorporated by reference herein. Freshstart's audited historical financial statements were audited by the office of Michael C. Finklestein, independent public accountants.

                                    As of or For the Year Ended May 31,
                          ------------------------------------------------------------
                             1995        1996        1997        1998         1999
                          ----------  ----------  ----------  -----------  -----------
Statement of Operations
 Data:
Interest income.........  $1,005,284  $1,003,944  $1,270,715  $ 2,464,343  $ 2,921,796
Operating expenses:
 Interest expense.......     322,806     307,764     360,678      967,003    1,338,335
 General and
  administrative
  expense...............     249,974     244,938     257,174      366,536      420,921
 Other operating
  expenses..............      89,353      90,450     123,811      103,499      146,002
Total operating
 expenses...............     662,133     643,152     741,663    1,437,038    1,905,258
Net operating income....     343,151     390,792     529,052    1,027,305    1,016,358
Gains (losses) on
 investments in small
 business concerns:
 Realized...............         --          --          --           --           --
 Unrealized (3).........      (2,399)    (35,000)        --      (139,257)    (179,285)
Income (loss) before
 income taxes (2).......     340,752     355,792     529,052      888,048      837,253
Income taxes............       1,836       1,567       2,528        1,224        1,434
Net income..............     338,916     354,225     526,524      886,824      835,819
Dividends on preferred
 stock to SBA paid or
 restricted.............     341,200     352,506     394,098    1,012,424      796,583
Income applicable to
 common stock...........     325,359     340,056     505,463      851,351      802,386
Earnings per common
 share (1)..............         .27         .27         .29          .38          .36
Weighted average common
 shares outstanding
 (1)....................   1,096,688   1,096,688   1,627,318    2,172,688    2,172,688
Balance Sheet Data:
 Investments at cost....   8,313,042   8,598,015  14,308,959   24,446,206   25,123,632
 Unrealized appreciation
  (depreciation) on
  investments, Net......    (180,558)   (180,558)   (180,558)    (319,815)    (316,441)
 Investments at
  estimated fair value..   8,132,484   8,417,457  14,128,401   24,122,391   24,867,191
 Cash and cash
  equivalents...........     745,359     415,102   2,869,861    1,528,168      814,340
 Total assets...........   9,202,386   9,238,759  17,351,615   26,247,602   26,258,639
 SBA financing..........   4,340,000   4,380,000   8,450,000   12,360,000   12,360,000
 Total liabilities......   6,033,644   6,068,298  10,133,268   19,154,855   19,126,656
 Total shareholders'
  equity................   3,168,742   3,170,461   7,218,347    7,092,747    7,131,983
Other Selected Data:
Number of portfolio
 companies at period
 end....................         241         176         229          277          242
Number of new portfolio
 companies..............          62          54          81          154           82
New advances to
 portfolio companies....         --          --          --           --           --
Proceeds from
 liquidation of
 investments............    (405,885)   (319,973) (5,710,944) (10,133,247)    (681,428)
Estimated fair value of
 investment portfolio at
 period end.............   8,313,042   8,598,015  14,308,959   24,442,206   25,123,632

--------
(1) The amount of dividends paid per share of Common Stock is based on the actual amount of dividends paid to holders of Common Stock, in accordance with Subchapter M of the Code, calculated on the basis of the weighted average number of shares outstanding during each period. The average number of shares has been calculated on a month-end average basis.
(2) The Company, since the fiscal year ended May 31, 1998, has elected and qualified to be taxed a s a regulated investment company, and, therefore, substantially all taxable income has been distributed to shareholders. Accordingly, the Company only paid the minimum state and local taxes.
(3) Represents increases to unrealized depreciation and bad debt write-off of investments to state them at the estimated fair market value.

 Comparative Per Share Prices.

   Medallion common stock trades on the Nasdaq National Market under the symbol "TAXI." The following table sets forth the high and low closing sale prices of the Medallion common stock as reported by the Nasdaq National Market for each of the quarters in the two year period ended December 31, 1999 and for the
first quarter of 2000 and for the second quarter of 2000 (through        ).

                                                                High      Low
                                                              --------- --------
      2000
      (through       , 2000)................................. $         $
      Quarter ended March 31, 2000........................... $19 7/32  $15 3/4


      1999
      Quarter ended March 31, 1999........................... $21 1/4   $14
      Quarter ended June 30, 1999............................ $19 5/8   $15 1/8
      Quarter ended September 30, 1999....................... $21 3/4   $18 1/8
      Quarter ended December 31, 1999........................ $21 9/16  $17 1/4


      1998
      Quarter ended March 31, 1998........................... $29 15/16 $18 7/8
      Quarter ended June 30, 1998............................ $31       $25
      Quarter ended September 30, 1998....................... $28 7/8   $12 1/16
      Quarter ended December 31, 1998........................ $18 1/2   $12 9/16

   On     , 2000, the last sales price of Medallion common stock on the Nasdaq
National Market was $    . The public announcement of the merger agreement
occurred on December 23, 1999.

   Freshstart common stock trades on the Nasdaq SmallCap Market under the symbol "FSVC." The following table sets forth the high and low closing sale prices of the Freshstart common stock as reported by the Nasdaq SmallCap Market for each of the quarters in the two year period ended December 31, 1999 and for
the first quarter of 2000 and for the second quarter of 2000 (through    ).

                                                              High    Low
                                                             ------ -------- ---
      2000
      (through       , 2000)                                 $      $
      Quarter ended March 31, 2000.......................... $4     $3 9/32
      1999
      Quarter ended March 31, 1999.......................... $6     $4 3/16
      Quarter ended June 30, 1999........................... $5 1/6 $3 3/4
      Quarter ended September 30, 1999...................... $5     $3 1/4
      Quarter ended December 31, 1999....................... $4 1/4 $3
      1998
      Quarter ended March 31, 1998.......................... $6 5/8 $5 1/2
      Quarter ended June 30, 1998........................... $6 7/8 $5 11/16
      Quarter ended September 30, 1998...................... $6 1/8 $4 3/4
      Quarter ended December 31, 1998....................... $5 7/8 $4 1/4

   On     , 2000, the last sales price of Freshstart common stock on the Nasdaq
SmallCap Market was $    . The public announcement of the merger agreement
occurred on December 23, 1999.

 Expense Table.

   The following table lists the costs and expenses with respect to shares of Medallion and shares of Freshstart as well as pro forma information for Medallion common stock after giving effect to the merger. The table is based on the net asset, fee and expense levels of Freshstart and Medallion for the period ended December 31, 1999.

                                         Medallion  Freshstart    Medallion
                                        (actual)(1) (actual)(1) (pro forma)(1)
                                        ----------- ----------- --------------
Shareholder Transaction Expenses
  Sales Load (as a percentage of
   offering price).....................     5.28%        --          5.28%
  Dividend Reinvestment Plan Fees(2)...      --          --           --

Annual Expenses(3)
(as a percentage of net assets
 attributable to common stock)
  Management Fees(4)...................     0.15         --          0.14
  Interest Payments on Borrowed
   Funds(5)............................    13.03       18.70        13.37
  Operating Expenses(6)................     9.89        7.53         9.85
  Other Expenses.......................     1.53         --          1.47
                                           -----       -----        -----
Total Annual Expenses..................    24.60%      26.23%       24.83%

--------
(1) Based on amounts for the year ended December 31, 1999.
(2) The expenses of Medallion's Dividend Reinvestment Plan are included in stock record expenses, a component of "Other Operating Expenses." The participants in the Dividend Reinvestment Plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases. See "Medallion's Dividend Reinvestment Plan."
(3) Assumes a net asset value of $156.7 million, which will be Medallion's estimated shareholders' equity upon consummation of the merger. Operating expenses, interest payments on borrowed funds and other expenses are calculated on an annualized basis based on the year ended December 31, 1999.
(4) Management expenses consist of fees paid to Medallion's investment adviser, FMC Advisers, Inc. ("FMC"). See "Comparison of Investment Objectives and Policies--Medallion's Investment Objectives, Policies and Restrictions--The Investment Adviser."
(5) Interest payments on borrowed funds consist primarily of interest payable under credit facilities with a bank syndicate, commercial paper, senior secured notes and on subordinated SBA debentures.
(6) Operating expenses consist primarily of compensation and employee benefits, data processing, advertising, travel and other marketing expenses, occupancy costs and other similar expenses.

Example

   The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in Medallion, assuming the consummation of the merger with Freshstart. These amounts assume no increase or decrease in leverage and payment by Medallion of operating expenses at the levels set forth in the table above.

   An investor would pay the following expenses on a $1,000 investment, assuming (i) a 5.0% annual return and (ii) reinvestment of all dividends and distributions at net asset value:

         1 Year              3 Years                       5 Years                       10 Years
         ------              -------                       -------                       --------
         $301                 $610                          $802                          $1,022

   This example as well as the information set forth in the table above should not be considered a representation of the future expenses of Medallion. Actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the Securities and Exchange Commission (the "Commission")) a 5.0% annual return, Medallion's performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in Medallion's Dividend Reinvestment Plan will receive shares purchased by the Dividend Reinvestment Plan Agent at the market price in effect at the time, which may be at, above or below net asset value. See "Medallion's Dividend Reinvestment Plan."

   The nature of the services for which Freshstart and Medallion pay management fees is described below the caption "Comparative Investment Objectives and Policies."

                              RECENT DEVELOPMENTS

AMERITRANS TRANSACTION

   On May 4, 2000, Medallion executed an Agreement and Plan of Merger with Ameritrans Capital Corporation ("Ameritrans"), pursuant to which Ameritrans will merge into and with a wholly-owned subsidiary of Medallion (the "Ameritrans Transaction"). Ameritrans is a specialty finance company that primarily engages in lending secured by taxicab medallions and is based in the New York metropolitan area. The Ameritrans Transaction, which is structured to qualify as a "pooling-of-interests" for accounting purposes, is subject to the approval of the shareholders of Ameritrans, the satisfactory completion of due diligence by Medallion by July 4, 2000, approval of certain lenders, as well as the receipt of certain approvals from the U.S. Small Business Administration, the U.S. Department of Justice and the Federal Trade Commission and other customary closing conditions. Subject to the foregoing conditions, the Ameritrans Transaction is expected to close in the fourth quarter of 2000.

   The Ameritrans Transaction is structured as a tax-free exchange of shares of common stock of Ameritrans for each share of common stock of Medallion. At Medallion's closing common stock price of $16.50 on May 3, 2000, the Ameritrans Transaction would be valued at approximately $17,000,000. The purchase price represents a multiple of approximately 1.25 times the stated book value of Ameritrans at December 31, 1999. Medallion expects to record a one-time pre-tax charge of approximately $1,000,000 of acquisition-related costs in connection with the Ameritrans Transaction.

   Additional financial and other information about Ameritrans is contained in Ameritrans' Annual Report on Form 10-K for the year ended June 30, 1999 and its Quarterly Report on Form 10-Q for the quarter ended December 31, 1999, which is incorporated herein by reference. See "Where You Can Find More Information."

                                  RISK FACTORS

   In addition to the other information contained in this Proxy
Statement/Prospectus, holders of Freshstart common stock should carefully consider the following risk factors.

   This Proxy Statement/Prospectus contains forward-looking statements which involve risks and uncertainties. Medallion's actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed below.

Risk Relating to Integration of Freshstart and Medallion

   The realization of certain benefits anticipated as a result of the merger will depend in part on the integration of Freshstart's investment portfolio and specialty finance business with Medallion and the successful inclusion of Freshstart's investment portfolio in Medallion's financing operations. The dedication of management resources to such integration may detract attention from the day-to-day business of Medallion and there can be no assurance that there will not be substantial costs associated with the transition process or that there will not be other material adverse effects as a result of these integration efforts. There can be no assurance that Freshstart's business can be operated profitably or integrated successfully into Medallion's operations. Such effects could have a material adverse effect on the financial results of Medallion.

Interest Rate Spread

   While the taxicab medallion loans and commercial installment loans originated by Medallion in most cases bear interest at fixed rates, Medallion finances a substantial portion of such loans by incurring indebtedness with floating interest rates. As a result, Medallion's interest costs have increased in the past and could increase in the future during periods of rising interest rates, which may decrease the interest rate spread and thereby adversely affect Medallion's profitability. Accordingly, Medallion, like most financial services companies, faces the risk of interest rate fluctuations. Accordingly, if recent increases in prevailing interest rates lead to a trend of higher interest rates, Medallion's interest rate spread could decline. Although Medallion intends to continue to manage its interest rate risk through asset and liability management, including the use of interest rate caps, general rises in interest rates will tend to reduce Medallion's interest rate spread in the short term. In addition, Medallion relies on its counterparties to perform their obligations under such interest rate caps.

   Furthermore, loans made by Medallion typically may be prepaid by the borrower upon payment of certain prepayment charges. A borrower is likely to exercise prepayment rights at a time when the interest rate payable on the borrower's loan is high relative to prevailing interest rates. In such a lower interest rate environment, Medallion will have difficulty re-lending such prepaid funds at comparable rates and, therefore, to the extent that Medallion's cost of funds is not correspondingly reduced, such a decrease in market interest rates could adversely affect Medallion.

Leverage

   Medallion is leveraged as a result of its credit facilities with bank syndicates, senior secured notes, commercial paper and long-term, subordinated SBA debentures. Leverage poses certain risks for holders of Medallion common stock, including possible higher volatility of both the net asset value of Medallion and the market price of the Medallion common stock. Since interest is paid to Medallion's creditors before any income is distributed to Medallion's shareholders, fluctuations in the interest payable to such creditors affect the yield to holders of Medallion common stock. In addition, income earned by Medallion from operations and lending the proceeds of borrowings must exceed the interest payable with respect to such borrowings in order for there to be income available for distribution to shareholders. The high rate of distribution of investment company taxable income required to maintain Medallion's tax status as a RIC limits the funds that can be retained in the business to cover periods of loss, provide for future growth and pay for extraordinary items. In addition, in the event of a liquidation of Medallion, Medallion's creditors would have claims on Medallion's assets superior to the claims of the holders of the Medallion common stock. Furthermore, certain amounts could become payable to the SBA in connection with Medallion's repurchase, at a discount, of preferred stock from the SBA previously issued by MFC, which resulted in a realized gain in retained earnings in the amount of the repurchase discount. Such discount is being accreted to paid-in capital on a straight-line basis over 60 months; however, if MFC is liquidated or loses its SBA license during the accretion period, the SBA would have a claim for the remaining unaccreted amount attributable to the subsidiary liquidating or losing its license. At December 31, 1999, the amount of such unamortized discount was approximately $110,000.

   At December 31, 1999 the Company's $339.9 million of outstanding debt was comprised as follows: 56.1% bank debt, substantially all of which was at variable effective rates of interest with an annual weighted average interest rate of 6.76% or 174 below the Prime Rate, 27.6% secured commercial paper with an annual weighted average interest rate of 5.96% or 254 below the Prime Rate, 13.2% long-term senior secured notes fixed at an interest rate of 7.2% and 3.1% subordinated SBA debentures, with fixed rates of interest with an annual weighted average rate of 8.27%.

   At December 31, 1999 , Medallion had $190.5 outstanding on its credit facilities with a bank syndicate consisting of an aggregate of $295.0 million revolving line of credit. On December 31, 1999, Medallion increased the aggregate credit commitment amount to $320,000,000 with an effective date of February 10, 2000. Amounts available under the Revolver are reduced by amounts outstanding under the commercial paper program as the Revolver acts as a liquidity facility for the commercial paper program. Substantially all promissory notes evidencing Medallion's investments are held by a bank, as collateral agent under the agreement. Medallion is required under the Revolver to maintain minimum tangible net assets of $65,000,000 and certain financial ratios, as defined therein. The Revolver agreement contains other restrictive covenants, including a limitation of $1.5 million for capital expenditures per annum. Interest and principal payments are paid monthly. Interest is calculated monthly at either the bank's prime rate or a rate based on the adjusted London Interbank Offered Rate of interest (LIBOR) at the option of MFC. The end of period weighted average interest rate of the consolidated outstanding Revolver borrowings at December 31, 1999 was 7.31%.

   On March 13, 1998, MFC entered into a commercial paper agreement with Salomon Smith Barney, Inc. to sell up to an aggregate principal amount of $195 million in secured commercial paper through private placements pursuant to
Section 4(2) of the Securities Act of 1933. On August 3, 1999, MFC entered into a commercial paper dealer agreement with USBancorp Investments, Inc. to sell commercial paper under the same program as Salomon Smith Barney, Inc. Amounts outstanding at any time under the program are limited by certain covenants, including a requirement that MFC retain an investment grade rating from at least two of the four nationally recognized rating agencies, and borrowing base calculations as set forth in the Revolver. The commercial paper program ranks on a pari passu basis with the Revolver. The commercial paper program has a specified maturity date of June 30, 2001, which represents the maturity date of MFC's Revolver, but may be terminated by the Company at anytime. Salomon Smith Barney, Inc. intends to continue to participate in the program through June 2000. At December 31, 1999, Medallion had approximately $93,984,000 outstanding at a weighted average interest rate of 6.60%. Commercial paper outstanding is deducted from the Revolver as the Revolver acts as a liquidity facility for the commercial paper.

   On June 1, 1999, MFC issued $22.5 million of senior secured notes (the Notes) that mature on June 1, 2004. The Notes bear a fixed rate of interest of 7.2% and interest is paid quarterly in arrears. The Notes rank pari passu with the revolvers and commercial paper through inter-creditor agreements. On September 1, 1999, the note holders purchased an additional $22.5 million under the same terms and conditions. The proceeds of the Notes were used to prepay certain of the Company's outstanding SBA debentures.

   At December 31, 1999, Medallion had borrowed $10.5 million under subordinated SBA debentures that have fixed rates of interest of 7.08% and substantially all of which have a ten-year term. The remaining debentures have maturities ranging from March 1, 2006 through June 1, 2007 and rates of 7.08% per annum.

   At December 31, 1999, the weighted average annual rate of interest on all of Medallion's borrowings was 6.57%. Based upon that rate, Medallion must achieve annual returns on investments of at least 4.60% to cover annual interest payments on the bank and subordinated SBA debentures described above. The following table illustrates the effect of leverage to a shareholder assuming Medallion's cost of funds at December 31, 1999 as described above and various annual rates of return, net of expenses. The calculations set forth in the table are hypothetical and actual returns may be greater or less than those appearing below:

   Assumed return on investments (net of
    expenses)(1).............................   -10%    -5%     0%   5%   10%
   Corresponding net income to common
    shareholders(1).......................... -41.7% -27.4% -13.1% 1.1% 15.4%

--------
(1) Assumes (i) $426.9 million in average loans outstanding, (ii) an average cost of funds of 6.57%, (iii) $298.9 million in average debt outstanding and (iv) $149.5 million of average shareholders' equity.

Industry and Geographic Concentration

   Medallion loans collateralized by New York City taxicab medallions and related assets comprised a substantial portion of Medallion's loan portfolio at December 31, 1999. According to TLC data, over the past 20 years New York City taxicab medallions have appreciated in value an average of 10.2% each year; however, for sustained periods during that time, taxicab medallions declined in value. Most of Medallion's commercial installment loans have been made to retail dry cleaning and coin operated laundromat businesses in New York City and a major portion of Medallion's taxicab advertising revenue is derived from New York City taxicabs. There can be no assurance that Medallion will be able to diversify geographically its operations or that an economic downturn in New York City in general, or in the New York City taxicab, retail dry cleaning or coin operated laundromat industries in particular, would not have an adverse impact on Medallion. In addition to expanding geographically, Medallion has expanded its financing operations through its acquisition in October 1997 of Business Lenders, Inc., a specialty finance company focusing on long-term loans to active businesses secured by real estate, and intends to continue to expand its financing operations to include other industries and financial products and there can be no assurance that management's experience with its current lending activities will lead to success with such other industries and products.

Reliance on Management

   The success of Medallion is largely dependent upon the efforts of senior management. The death, incapacity or loss of the services of such individuals could have an adverse effect on Medallion and there can be no assurance that other qualified officers could be hired.

Substantial Influence by Existing Principal Shareholders

   After giving effect to the issuance of Medallion common stock in connection with the merger, two officers who are also directors of Medallion, together with entities affiliated with them, will beneficially own approximately 17.8% of the Medallion common stock outstanding. Because of their Medallion common stock ownership, these shareholders, if they were to act together, could influence the election of all members of Medallion's Board of Directors and determine some corporate actions after the merger.

Risk Relating to Integration of Recent Acquisitions

   On May 4, 2000, Medallion executed an Agreement and Plan of Merger with Ameritrans Capital Corporation, pursuant to which Ameritrans will merge into and with a wholly-owned subsidiary of Medallion. Ameritrans is a specialty finance company that primarily engages in lending secured by taxicab medallions and is based in the New York metropolitan area. By their nature, corporate acquisitions entail certain risks, including those related to undisclosed liabilities, the entry into new markets and personnel matters. Difficulties could also arise integrating the acquired operations or managing problems due to sudden increases in the size of

Medallion's loan portfolio. In such instances, Medallion might be required to modify its operating systems and procedures, hire additional staff, obtain and integrate new equipment and complete other tasks appropriate for the assimilation of new and increased business activities. There can be no assurance that Medallion would be successful, if and when necessary, in minimizing these inherent risks or in establishing systems and procedures which will enable it to effectively achieve its desired results in respect of any such acquisition.

Availability of Funds

   The Company's sources of liquidity are credit facilities with bank syndicates, senior secured notes, fixed rate, long-term SBA debentures that are issued to or guaranteed by the SBA, loan amortization and prepayments and a secured commercial paper program with Salomon Smith Barney, Inc. and USBancorp Investments, Inc. Salomon Smith Barney, Inc. will be participating in the secured commercial paper program until June 2000. As a RIC, the Company distributes at least 90% of its investment company taxable income; consequently, the Company primarily relies upon external sources of funds to finance growth. The Company is eligible to seek SBA funding but plans to continue to limit its use of SBA funding and will seek such funding only when advantageous. In the event that the Company seeks SBA funding, no assurance can be given that such funding will be obtained. In addition to possible additional SBA funding, an additional $35.5 million of debt was available at December 31, 1999 at variable effective rates of interest averaging below the Prime Rate under the Company's $320.0 million bank credit facilities. The Company has observed a practice of minimizing credit facility fees associated with the unused component of credit facilities by keeping the unused component as small as possible and periodically increasing the amounts available under such credit facilities only when necessary to fund portfolio growth.

Competition

   Banks, credit unions and other finance companies, some of which are SBICs, compete with Medallion in the origination of taxicab medallion loans and commercial installment loans. Finance subsidiaries of equipment manufacturers also compete with Medallion. Many of these competitors have greater resources than Medallion and certain competitors are subject to less restrictive regulations than Medallion. As a result, there can be no assurance that Medallion will be able to continue to identify and complete financing transactions that will permit it to continue to compete successfully. Medallion's taxicab rooftop advertising business competes with other taxicab rooftop advertisers as well as all segments of the out-of-home advertising industry and other types of advertising media, including cable and network television, radio, newspapers, magazines and direct mail marketing. Many of these competitors have greater financial resources than Medallion and offer several forms of advertising as well as production facilities. There can be no assurance that Medallion will continue to compete with these businesses successfully.

Credit Quality

   Medallion's loans are not guaranteed by the SBA. Medallion's borrower base consists primarily of small business owners that have limited resources. There is generally no publicly available information about such small business owners, and Medallion must rely on the diligence of its employees and agents to obtain information in connection with Medallion's credit decisions. In addition, these small businesses often do not have audited financial statements. Typically, the success of small businesses and their ability to repay Medallion's loans are dependent upon the management talents and efforts of one person or a small group of persons, and the death, disability or resignation of one or more of these persons could have an adverse impact on their business. Moreover, small businesses may be more vulnerable to economic downturns and often need substantial additional capital to expand or compete. Such companies may also experience substantial variations in operating results. Lending to small businesses therefore involves a high degree of business and financial risk, which can result in substantial losses and accordingly should be considered speculative. In addition, expansion of the portfolio and increases in the proportion of the portfolio consisting of commercial installment loans could have an adverse impact on the credit quality of the portfolio.

Portfolio Valuation

   Under the 1940 Act, Medallion's loan portfolio must be recorded at fair value or "marked to market." Unlike certain lending institutions, Medallion is not permitted to establish reserves for loan losses, but adjusts quarterly the valuation of its portfolio to reflect Medallion's estimate of the current realizable value of the loan portfolio. Since no ready market exists for this portfolio, fair value is subject to the good faith determination of Medallion's management and the approval of Medallion's Board of Directors. In determining such value, the directors may take into consideration various factors such as the financial condition of the borrower, the adequacy of the collateral and interest rates. For example, in a period of sustained increases in market rates of interest, the Board of Directors could decrease its valuation of the portfolio because the portfolio consists primarily of fixed-rate loans. These fair valuation procedures are designed to approximate the value that would have been established by market forces and are therefore subject to uncertainties and variations from reported results. Based on the foregoing criteria, Medallion determines net unrealized its loan portfolio of investments or the amount by which Medallion's estimate of the current realizable value of its portfolio is below its cost basis. At December 31, 1999, Medallion's net unrealized depreciation on investments was approximately $8.2 million. Based upon current market conditions and current loan to value ratios, Medallion's Board of Directors believes that its net unrealized depreciation of investments or the amount by which Medallion's estimate of the current realizable value of its portfolio is below its cost bases. Based upon current market conditions and current loan to value ratios, Medallion's Board of Directors believes that its net unrealized depreciation of investments is adequate to reflect the fair value of the portfolio. Because of the subjectivity of these estimates, there can be no assurance that in the event of a foreclosure or in the sale of portfolio loans, Medallion would be able to recover the amounts reflected on its balance sheet. Further, costs associated with foreclosure proceedings, such as a 5% New York City transfer tax assessed in connection with every medallion transfer, may reduce Medallion's expected net proceeds.

   Investments in equity securities and stock warrants are recorded at fair value, represented as cost, plus or minus unrealized appreciation or depreciation, respectively. The fair value of investments that have no ready market, are determined by the Board of Directors based upon assets and revenues of the underlying investee company as well as general market trends for businesses in the same industry. Included in equity investments at December 31, 1999 are marketable and non-marketable securities of approximately $1,896,000 and $440,000, respectively. Approximately 8.6% of the equity investments at December 31, 1999 are warrants to purchase shares that are attached to commercial loans held by Medallion Capital. At December 31, 1999 Medallion's unrealized depreciation on its equity investments was approximately $775,000.

Taxicab Industry Regulation

   Every city in which Medallion originates medallion loans, and most other major cities in the United States, limit the supply of taxicab medallions. In many markets, regulation results in supply restrictions which, in turn, support the value of medallions; consequently, actions which loosen such restrictions and result in the issuance of additional medallions into a market could decrease the value of medallions in that market and, therefore, the collateral securing Medallion's then outstanding medallion loans, if any, in that market. Medallion is unable to forecast with any degree of certainty whether any potential increases in the supply of medallions will occur.

   In New York City, Chicago, Boston and Cambridge, and in other markets where Medallion originates medallion loans, taxicab fares are generally set by government agencies, whereas expenses associated with operating taxicabs are largely unregulated. As a consequence, in the short term, the ability of taxicab operators to recoup increases in expenses is limited. Escalating expenses, therefore, can render taxicab operation less profitable and make it more difficult for borrowers to service loans from Medallion and could potentially adversely affect the value of Medallion's collateral.

Pass-Through Tax Treatment

 Risks Associated with Distribution Requirements and Leverage

   Medallion, together with some of its subsidiaries, has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. In any year in which these companies so qualify under Subchapter M, they generally will not be subject to federal income tax on investment company taxable income (which includes, among other things, dividends and interest reduced by deductible expenses) distributed to their shareholders. To so qualify, these companies must meet certain income, distribution and diversification requirements. However, because these companies use leverage, they are subject to certain asset coverage ratio requirements set forth in the 1940 Act. These asset coverage requirements could, under certain circumstances, prohibit these companies from making distributions that are necessary to maintain Subchapter M status. In addition, the asset coverage and distribution requirements impose significant cash flow management restrictions on Medallion and limit Medallion's ability to retain earnings to cover periods of negative income, provide for future growth and pay for extraordinary items, such as the repayment of principal of debt incurred by Medallion. Qualification as a regulated investment company under Subchapter M is made on an annual basis and, although Medallion and some of its subsidiaries are qualified as regulated investment companies, no assurance can be given that they will each continue to qualify for such treatment. If these companies failed to elect to be treated as regulated investment companies under Subchapter M, or were to fail to qualify because the 1940 Act asset coverage requirements or the payment of extraordinary items precluded distributions necessary to maintain Subchapter M status or for any other reason, their respective incomes would become fully taxable and a substantial reduction in the amount of income available for distribution to Medallion and its shareholders would result.

   The Small Business Investment Act of 1958 and regulations thereunder ("SBA Regulations") restrict distributions by an SBIC. Consequently, an SBIC which is also a regulated investment company could be prohibited by SBA Regulations from making the distributions necessary to qualify as a regulated investment company. Under such circumstances, in order to comply with the SBA Regulations and the regulated investment company distribution requirements, the applicable SBIC must request and receive a waiver of the SBA's restrictions. While the current policy of the SBA's Office of SBIC Operations is to grant such waivers if the SBIC makes certain offsetting adjustments to its paid-in capital and surplus accounts, there can be no assurance that this will continue to be the SBA's policy or that the relevant SBIC will have adequate capital to make the required adjustments. In the absence of a waiver, compliance with the SBA Regulations may result in loss of regulated investment company status and a consequent imposition of an entity-level tax.

 Risks Associated with Diversification Requirements

   Medallion intends to continue to pursue an expansion strategy in its taxicab rooftop advertising business and believes that there are growth opportunities in this market. However, the asset diversification requirements under the Code could restrict such expansion. These requirements provide, in part, that not more than 25% of the value of a regulated investment company's total assets may be invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or two or more issuers controlled by such regulated investment company which are engaged in similar or related trades or businesses. Unlike Medallion's investments in its regulated investment company subsidiaries, which are not subject to this diversification test so long as these subsidiaries are regulated investment companies, Medallion's investment in Media is subject to this test. The test is initially calculated at the time the assets are acquired. At the time of the commencement of Medallion's operations in May 1996, Media represented less than 25% of Medallion's assets and the diversification test was satisfied. Subsequent growth of Media, if internally generated, will not retrigger the test even if Media represents in excess of 25% of Medallion's assets. However, under the Internal Revenue Code, the test must be reapplied in the event that Medallion makes a subsequent investment in Media, lends to it or acquires another taxicab rooftop advertising business. If such aggregate asset value represents more than 25% of Medallion's total assets at that time, Medallion would fail the diversification test. If that were to occur, Medallion would lose its regulated investment company status with the consequences described above. Accordingly, Medallion's maintenance of regulated investment company status could limit Medallion's ability to expand its taxicab rooftop advertising business. It will be Medallion's policy to expand its advertising business through internally generated growth and to only consider an acquisition if, giving effect to the acquisition, the Code's diversification requirements would be met.

Possible Volatility of Stock Price

   The market price of Medallion's common stock, which is quoted on the Nasdaq National Market, may be subject to significant fluctuations in response to quarterly fluctuations in Medallion's revenues and financial results and other factors. In particular, the realization of any of the risks described in these "Risk Factors" could have a dramatic and adverse impact on such market price.

Dependence on Cash Flow from Subsidiaries

   Medallion is a holding company and derives most of its operating income and cash flow from its subsidiaries. As a result, Medallion relies entirely upon distributions from its subsidiaries to generate the funds necessary to make dividend payments and other distributions to its shareholders. Funds are provided to Medallion by its subsidiaries through dividends and payments on intercompany indebtedness, but there can be no assurance that such subsidiaries will be in a position to continue to make such dividend or debt payments.

Certain Anti-Takeover Provisions

   Certain provisions of Medallion's Certificate of Incorporation and the Restated By-Laws may have the effect of discouraging a third party from making an acquisition proposal for Medallion and thereby inhibit a change in control of Medallion in circumstances that could give the holders of the Medallion common stock the opportunity to realize a premium over the then prevailing market price of the Medallion common stock. Such provisions may also adversely affect the market price for the Medallion common stock. In addition, the classification of Medallion's Board of Directors into three classes may have the effect of delaying a change in control of Medallion.

Internal Control Structure

   The objectives of an internal accounting control structure are to provide management with reasonable assurance that assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed with management's authorization. Moreover, the internal control structure is designed to provide reasonable assurances that transactions are recorded properly to permit the preparation of financial statements in accordance with generally accepted accounting principles.

   In performing their audit of Medallion's financial statements for the year ended December 31, 1999, Medallion's independent auditors found conditions that they believe to be material weaknesses in Medallion's internal accounting control structure, arising in part from Medallion's conversion of its computer software system in advance of the year 2000.

   A material weakness is a significant deficiency in the design or operation of one or more of the internal control structure elements. The existence of such a condition means that the risk that errors or irregularities in amounts that would be material to the financial statements of Medallion may not be reduced to a relatively low level. Additionally, such errors or irregularities may not be detected by employees within a timely period in the normal course of performing their assigned functions. While Medallion believes that it can and will remedy these conditions in a timely fashion, failure to do so could have a material adverse effect on its business operations.

   These matters were considered by the independent auditors during their audit and do not modify their unqualified opinion, dated March 29, 2000, that the consolidated financial statements of Medallion present fairly, in all material respects, the financial position of Medallion and its subsidiaries as of December 31, 1999 and 1998 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles in the United States.

                 MEDALLION SELECTED CONSOLIDATED FINANCIAL DATA

   The following table sets forth certain selected condensed historical financial data of Medallion. The table is based on and should be read in conjunction with Medallion's historical financial statements and notes thereto incorporated by reference in this Proxy Statement/Prospectus. See "Where You Can Find More Information."

                                                       Year Ended   Year Ended
                                                      December 31, December 31,
                                                          1998         1999
                                                      ------------ ------------
                                                        (in thousands except
                                                         per share amounts)
Statement Of Operations Data
Investment income...................................    $ 35,157     $ 41,380
Interest expense....................................      15,609       19,635
Net interest income.................................      19,548       21,745
Equity in earnings (losses) of unconsolidated
 subsidiary (1).....................................       1,200         (214)
Other income........................................       1,459        2,112
Accretion of negative goodwill......................         722          722
Gain on sale of loans...............................       2,316        3,014
Operating expenses..................................      13,178       16,907
Amortization of goodwill............................         506          530
Income tax provision (benefit)......................        (154)          46
Net investment income...............................      11,715        9,896
Realized gain on investments, net...................       1,291       22,746
Change in unrealized depreciation of investments
 (2)................................................       2,676      (11,910)
Net increase in net assets resulting from operations
 (3)................................................      15,682       20,732
Net increase in net assets resulting from operations
 per share (3)......................................        1.11         1.47
Dividends declared per share........................        1.20         1.31

                                                      December 31, December 31,
                                                          1998         1999
                                                      ------------ ------------
Balance Sheet Data (In Thousands)
Investments
Medallion Loans.....................................    $266,062     $303,093
Commercial Installment Loans........................     106,423      162,034
Investments, net of unrealized depreciation of
 investments........................................     384,095      467,463
Total assets........................................     422,225      509,613
Notes payable and demand notes......................     115,600      190,450
Commercial Paper....................................     103,082       93,984
Senior Secured Notes................................         --        45,000
Subordinated SBA debentures.........................      41,590       10,500
Total liabilities...................................     272,938      358,573
Total shareholders' equity..........................     148,215      150,689

                                                      December 31, December 31,
                                                          1998         1999
                                                      ------------ ------------
Selected Financial Ratios And Other Data
Return on assets (4)................................        4.12%        4.45%
Return on equity (5)................................       10.58        13.76
Average yield, e.o.p. (6)...........................        9.93         9.91
Average cost of funds, e.o.p. (7)...................        6.42         7.09
Spread, e.o.p. (8)..................................        3.51         2.82
Other income ratio (9)..............................        0.38         0.45
Operating expense ratio (10)........................        3.12         3.32
Medallion Loans as a percentage of investments......       69.27        64.84
Commercial Installment Loans as a percentage of
 investments........................................       27.71        34.66
Investments to assets...............................       90.97        91.73
Equity to assets....................................       35.10        29.57
Debt to equity......................................      175.60       225.59
SBA debt to total debt..............................       15.98         3.09

--------
 (1) Equity in earnings (losses) of unconsolidated subsidiary represents the net income (loss) for the period indicated from Medallion's investment in Media.
 (2) Change in unrealized depreciation of investments represents the (increase) decrease for the period in the unrealized depreciation applied against Medallion's investments to state them at fair value.
 (3) Net increase in net assets resulting from operations is the sum of net investment income, net realized gains or losses on investments and the change in unrealized gains or losses on investments.
 (4) Return on assets represents net increase in net assets resulting from operations, for the year or period indicated, divided by average assets during the stated period.
 (5) Return on equity represents net increase in net assets resulting from operations, for the year or period indicated, divided by average shareholders' equity during the stated period.
 (6) Average yield, e.o.p. represents the end of period weighted average interest rate on investments at the date indicated.
 (7) Average cost of funds, e.o.p. represents the end of period weighted average interest rate on debt at the date indicated.
 (8) Spread, e.o.p. represents average yield, e.o.p. less average cost of funds, e.o.p.
 (9) Other income ratio represents other income, for the year or period indicated, divided by average investments during the stated period.
(10) Operating expense ratio represents operating expenses, for the year or period indicated, divided by average assets during the stated period.

                 FRESHSTART SUMMARY CONSOLIDATED FINANCIAL DATA

   The summary statement of operations and balance sheet data set forth below are derived from Freshstart's audited financial statements, and should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and Freshstart's financial statements, including the notes thereto, and other financial information included in Freshstart's Annual Report on Form 10-K incorporated by reference herein.

                                    As of or For the Year Ended May 31,
                          -----------------------------------------------------------
                             1995        1996        1997        1998         1999
                          ----------  ----------  ----------  -----------  ----------
Statement of Operations
 Data:
Interest income.........  $1,005,284  $1,003,944  $1,270,715  $ 2,464,343  $2,921,796
Operating expenses:
 Interest expense.......     322,806     307,764     360,678      967,003   1,338,335
 General and
  administrative
  expense...............     249,974     244,938     257,174      366,536     420,921
 Other operating
  expenses..............      89,353      90,450     123,811      103,499     146,002
Total operating
 expenses...............     662,133     643,152     741,663    1,437,038   1,905,258
Net operating income....     343,151     390,792     529,052    1,027,305   1,016,358
Gains (losses) on
 investments in small
 business concerns:
 Realized...............         --          --          --           --          --
 Unrealized(3)..........      (2,399)    (35,000)        --      (139,257)   (179,285)
Income (loss) before
 income taxes(2)........     340,752     355,792     529,052      888,048     837,253
Income taxes............       1,836       1,567       2,528        1,224       1,434
Net income..............     338,916     354,225     526,524      886,824     835,819
Dividends on preferred
 stock to SBA paid or
 restricted.............     341,200     352,506     394,098    1,012,424     796,583
Income applicable to
 common stock...........     325,359     340,056     505,463      851,351     802,386
Earnings per common
 share (1)..............         .27         .27         .29          .38         .36
Weighted average common
 shares outstanding
 (1)....................   1,096,688   1,096,688   1,627,318    2,172,688   2,172,688
Balance Sheet Data:
 Investments at cost....   8,313,042   8,598,015  14,308,959   24,446,206  25,123,632
 Unrealized appreciation
  (depreciation) on
  investments, Net......    (180,558)   (180,558)   (180,558)    (319,815)   (316,441)
 Investments at
  estimated fair value..   8,132,484   8,417,457  14,128,401   24,122,391  24,867,191
 Cash and cash
  equivalents...........     745,359     415,102   2,869,861    1,528,168     814,340
 Total assets...........   9,202,386   9,238,759  17,351,615   26,247,602  26,258,639
 SBA financing..........   4,340,000   4,380,000   8,450,000   12,360,000  12,360,000
 Total liabilities......   6,033,644   6,068,298  10,133,268   19,154,855  19,126,656
 Total shareholders'
  equity................   3,168,742   3,170,461   7,218,347    7,092,747   7,131,983
Other Selected Data:
Number of portfolio
 companies at period
 end....................         241         176         229          277         242
Number of new portfolio
 companies..............          62          54          81          154          82
New advances to
 portfolio companies....         --          --          --           --          --
Proceeds from
 liquidation of
 investments............    (405,885)   (319,973) (5,710,944) (10,133,247)   (681,428)
Estimated fair value of
 investment portfolio at
 period end.............   8,313,042   8,598,015  14,308,959   24,442,206  25,123,632

--------
(1) The amount of dividends paid per share of Common Stock is based on the actual amount of dividends paid to holders of Common Stock, in accordance with Subchapter M of the Code, calculated on the basis of the weighted average number of shares outstanding during each period. The average number of shares has been calculated on a month-end average basis.
(2) The Company, since the fiscal year ended May 31, 1998, has elected and qualified to be taxed a s a regulated investment company, and, therefore, substantially all taxable income has been distributed to shareholders. Accordingly, the Company only paid the minimum state and local taxes.
(3) Represents increases to unrealized depreciation and bad debt write-off of investments to state them at the estimated fair market value.

                         THE FRESHSTART SPECIAL MEETING

Purpose of the Freshstart Special Meeting

   At the Freshstart Special Meeting, holders of Freshstart common stock will consider and vote upon a proposal to approve and adopt the merger agreement and such other matters as may properly be brought before the Freshstart Special Meeting.

   The Board of Directors of Freshstart has unanimously approved the merger agreement and recommends a vote FOR approval and adoption of the merger agreement.

Voting Information

   This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the board of directors of Freshstart for the Special Meeting. The cost of the solicitation of proxies will be borne by Freshstart. Freshstart will pay brokers, nominees, fiduciaries, or other custodians their reasonable expenses for sending proxy material to, and obtaining information from, persons for whom they hold stock of Freshstart. Freshstart expects the solicitation of proxies will be primarily by mail, but directors, officers and other employees of Freshstart may also solicit in person, by telephone, or by mail.

   Only shareholders of record at the close of business on           , 2000
(the "Record Date"), will be entitled to vote at the Special Meeting. The total number of shares of stock outstanding and entitled to vote at the meeting as of
the Record Date consisted of         shares of Freshstart common stock. Each
share of Freshstart common stock is entitled to one vote.

   If the accompanying proxy is executed and returned in time for the Special Meeting, the shares covered thereby will be voted in accordance with the instructions thereon. Any proxy may be revoked at any time before it is voted by written notice, mailed or delivered to the Secretary of Freshstart, or by revocation of a written proxy by request in person at the Special Meeting; but if not so revoked, the shares represented by such proxy will be voted in the manner directed by the shareholder. If no direction is made, proxies received from shareholders will be voted "for" the proposal set forth in the Notice of Meeting.

Shareholder and Board Approvals

   The merger agreement is being submitted at the Special Meeting for approval by the shareholders of Freshstart. The approval of two-thirds of the outstanding shares of Freshstart is required for the approval of the merger agreement. Abstentions will have the same effect as casting a vote against the merger agreement. The vote of the shareholders of Medallion is not being solicited because their approval or consent is not required for the merger to be consummated.

   Pursuant to the Voting Agreements, Zindel Zelmanovitch, the President and a director of Freshstart, and Neil Greenbaum, the Secretary and a director of Freshstart, have agreed to vote their shares of Freshstart common stock held as of the Freshstart Record Date in favor of the merger. A total of 127,984 shares of Freshstart common stock are beneficially owned by Messrs. Zelmanovitch and Greenbaum, representing approximately 5.9% of the outstanding Freshstart common stock as of the Freshstart Record Date).

   On        , 2000, the name, address, and share ownership of persons who beneficially owned 5% or more of the outstanding shares and the members of the Board of Directors of Freshstart, and the percentage of shares of Medallion common stock that would be owned by such persons upon consummation of the
merger based upon their holdings and outstanding shares at        , 2000 are as
follows:

                                                    Percentage      Percentage
                                 Share Ownership   Ownership of    Ownership of
                                       of        Freshstart Before  Medallion
    Name of Beneficial Owner      Freshstart(1)       Merger       After Merger
    ------------------------     --------------- ----------------- ------------
   Neil Greenbaum.............       142,848(2)         6.58%
    29 Flamingo Road North
    East Hills, NY 11576(1)

   Zindel Zelmanovitch........        91,744(3)         4.22%
    1934 East 18th Street
    Brooklyn, NY 11229(4)

   Pearl Greenbaum............       205,312(5)         9.45%
    300 Winston Drive
    Cliffside Park, NJ 07010(1)

   Michael L. Moskowitz.......        39,183(6)         1.80%
    45 East 25th Street
    New York, NY 10010(4)

   Eugene Haber...............           176(7)           * %
    22 Eagle Lane
    East Hills, NY 11576

   Alan Work..................         4,720(8)           * %
    54 Random Farms Drive
    Chappaqua, NY 10514

   John Hamill................        38,500(9)         1.77%
    8 Saxon Woods
    Avon, CT 06001(1)

   All officers and directors
    as a group (7 persons)....       522,483           24.05%

--------
 * Less than 1%.
(1) Pearl Greenbaum is the mother of Neil Greenbaum and the mother-in-law of John Hamill.
(2) Includes 5,400 shares held by Mr. Greenbaum's children. Also includes 13,400 shares held in joint tenancy with Mr. Greenbaum's wife. Also includes 10,260 shares held by the defined benefit plan of Pearland Brokerage, Inc., of which Mr. Greenbaum is an administrator. Also includes 7,180 shares held by the Freshstart Venture Capital Money Purchase Plan, of which Mr. Greenbaum is an administrator. Excludes 30,200 shares held by his wife and 20,440 held by his mother and children as joint tenants, as to which shares Mr. Greenbaum disclaims beneficial ownership.
(3) Includes 84,564 shares held in pension plans of which Mr. Zelmanovitch is the beneficiary and 7,180 shares held by the Freshstart Venture Capital Money Purchase Plan of which Mr. Zelmanovitch is an administrator.
(4)  Mr. Zelmanovitch is the brother-in-law of Mr. Moskowitz.
(5) Includes 39,100 shares held in joint tenancy with Mrs. Greenbaum's grandchildren. Also includes 33,760 shares held in joint tenancy with her daughter, Karen Franklin. Also includes 10,260 shares held by the benefit plan of Pearland Brokerage Inc. of which Mrs. Greenbaum is an administrator. Excludes 93,240 shares held by the estate of her husband, Andrew Greenbaum, as to which shares Mrs. Greenbaum disclaims beneficial ownership.

(6) Includes 9,000 shares held by M.L. Moskowitz & Co., Inc. of which Mr. Moskowitz is a principal shareholder. Also includes 7,095 shares held by the profit sharing plan of M.L. Moskowitz & Co. of which Mr. Moskowitz it the trustee.
(7)  Includes 132 shares held by Mr. Haber's wife.
(8) Includes 2,220 shares held by Mr. Work and his wife as joint tenants and 2,500 shares held by the pension plan of a company of which Mr. Work is the sole trustee.
(9) Excludes (i) 10,200 shares held by Mr. Hamill's three children, (ii) 18,660 shares held by his mother-in-law, Pearl Greenbaum, and his children as joint tenants and (iii) 72,500 shares held by his wife, as to all of which shares Mr. Hamill disclaims beneficial ownership.

Quorum and Adjournments

   Under New York law, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of Freshstart. Votes cast by proxy or in person at the Special Meeting will be tabulated by the election inspectors appointed for the meeting who will determine whether or not a quorum is present. Proxies properly executed and marked with a negative vote or an abstention, or broker non-votes, will be considered to be present at the Special Meeting for the purposes of determining the existence of a quorum for the transaction of business. Broker non-votes exist where a broker proxy indicates that the broker is not authorized to vote on a particular proposal.

   In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the merger agreement are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR the merger agreement in favor of such adjournments, and will vote those proxies required to be voted AGAINST such proposal against any adjournment.

Dissenters' Rights of Appraisal

   Pursuant to Section 910 of New York Corporation Law, holders of Freshstart common stock at the close of business on the Record Date have the right to dissent from the merger and, if the merger agreement is approved and the merger is consummated, receive payment of the fair value of their Freshstart common stock (in lieu of Medallion common stock they would otherwise receive pursuant to the merger) by complying with the requirements of Section 623 of New York Corporation Law (the full text of which is set forth as Appendix B to this Proxy Statement/Prospectus). Section 623 requires that any such shareholder who wishes to exercise such appraisal rights must not vote in favor of the adoption of the merger agreement, and must file with Freshstart, before shareholders vote on the merger agreement, a written objection including a notice of election to dissent, his name and residence address, the number of shares as to which he dissents (shareholders may not dissent as to less than all of their shares) and a demand for payment for his shares if the merger is effected. Such objection is not required from any shareholder to whom Freshstart did not give proper notice of the Annual Meeting. Within 10 days after the vote of shareholders authorizing the merger, Freshstart must give written notice of such authorization to each dissenting shareholder who filed written objection or from whom written objection was not required. Any shareholder from whom written objection was not required and who elects to dissent from the merger must file with Freshstart, within 20 days after the giving of such notice to him, a written notice of such election, stating his name and residence address, the number of shares as to which he dissents and a demand for payment of the fair value for his shares. At the time of filing the notice of election to dissent or within one month thereafter, the shareholder must submit the certificates representing his shares to Freshstart or its transfer agent for notation thereon of the election to dissent, after which such certificates will be returned to the shareholder. Failure to submit the certificates for such notation may result in the loss of appraisal rights. Within 15 days after the expiration of the period within which shareholders may file their notices of election to dissent or within 15 days after consummation of the merger, whichever is later (but not later than 90 days after the shareholders' vote authorizing the merger agreement), Freshstart must make a written offer (which if the merger has not been consummated, may be conditioned upon such consummation) to each shareholder who has filed such notice of election to pay for his shares at a specified price which Freshstart considers to be their fair value. If Freshstart fails to make the offer within such 15-day period, or if any dissenting shareholder fails to agree to it within 30 days after it is made, Freshstart shall institute a judicial proceeding within 20 days after the expiration of the applicable period to determine the rights of dissenting shareholders and to fix the fair market value of their shares of Freshstart common stock. If Freshstart fails to institute such proceeding, a dissenting shareholder may institute the same. A negative vote on the merger agreement does not constitute a "written objection" required to be filed by a dissenting shareholder. Failure to vote against the merger agreement will not constitute a waiver of appraisal rights; however, since a proxy left blank will be voted FOR the merger agreement, any Freshstart shareholder who wishes to exercise his appraisal rights must either vote AGAINST the merger agreement or abstain.

   The foregoing summary does not purport to be a complete statement of the provisions of Section 623 of New York Corporation Law, and is qualified in its entirety by reference to the attached Appendix B.

                                   THE MERGER

   The following description of the merger and the merger agreement is a summary and is not complete and is qualified by reference to the merger agreement, which is attached as Appendix A and incorporated in this document by reference. Shareholders of Freshstart and Medallion are urged to read the merger agreement in its entirety.

General

   The merger agreement provides that the merger will be completed if the approval of the Freshstart shareholders required therefor is obtained and all other conditions to the merger are satisfied or waived. Upon completion of the merger, a subsidiary of Medallion, will be merged with and into Freshstart, and Freshstart will become a wholly owned subsidiary of Medallion.

   If the merger is completed, you will receive:

  . $4.025 in Medallion common stock for each share of Freshstart common stock that you own, if the average closing price of Medallion common stock is less than $12.00 during the period described in the next paragraph;

  . $4.025 in Medallion common stock for each share of Freshstart common stock that you own, if the average closing price of Medallion common stock is between $12.00 and $15.99 during the period described in the next paragraph;

  . $4.125 in Medallion common stock for each share of Freshstart common stock that you own, if the average closing price of Medallion common stock is between $16.00 and $19.50 during the period described in the next paragraph;

  . $4.375 in Medallion common stock for each share of Freshstart common stock that you own, if the average closing price of Medallion common stock is between $19.51 and $23.50 during the period described in the next paragraph;

  . $4.625 in Medallion common stock for each share of Freshstart common stock that you own, if the average closing price of Medallion common stock is between $23.51 and $27.50 during the period described in the next paragraph; or

  . $4.875 in Medallion common stock for each share of Freshstart common stock that you own, if the average closing price of Medallion common stock exceeds $27.51 during the period described in the next paragraph.

   The exact number of Medallion shares that you will receive in exchange for each Freshstart share will depend upon the average closing price of Medallion common stock during the 10 trading days ending on and including the third trading day before the Closing Date.

   Medallion will not issue any fractional shares. Instead, you will receive cash for any fractional share of Medallion common stock owed to you, based on the average closing price of Medallion common stock during the 10 trading days ending on and including the third trading day before the Closing Date.

   Based upon the capitalization of Freshstart and Medallion as of the Freshstart Record Date, the shareholders of Freshstart will own in the
aggregate approximately     % of the outstanding Medallion common stock
following consummation of the merger. Such percentage could change depending on fluctuations in the trading prices of Medallion common stock and the number of shares of Medallion common stock and Freshstart common stock issued upon exercise of outstanding Medallion stock options.

Closing Date

   The Closing Date of the merger will occur upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware and the Certificate of merger with the Secretary of State of the State of New

York (collectively, the "Certificates of Merger") or at such later date as is specified on such certificate. The filing of the Certificates of Merger will occur as soon as practicable after the satisfaction of the conditions set forth in the merger agreement. The merger agreement may be terminated by either party if the merger has not been consummated on or before June 30, 2000 and under certain other conditions. See "The Merger Agreement--Conditions" and "-- Termination; Fees and Expenses."

Background of the Merger

   During 1998, it became apparent to the Freshstart Board of Directors that there were major operational challenges faced by Freshstart in the near term. Specifically, the Freshstart Board of Directors believed that Freshstart was unable to achieve growth through either internal means or the pursuit of acquisitions and Freshstart was unable to raise additional investment capital under acceptable terms. This was primarily due to:

  .  issues related to maintaining SSBIC status;

  .  liquidity issues regarding Freshstart's common stock;

  .  ability to compete with larger, better capitalized competitors; and

  . the need to compete, due to margin compression on lending rates, in new industry segments outside of Freshstart's historical operations.

   Further, the Board believed that it could not grow Freshstart sufficiently out of cash flow because as registered investment company it is required to distribute not less than 90% of its annual earnings. As a result, in October 1998, the Board authorized Zindel Zelmanovitch, Freshstart's President, to pursue strategic alternatives which could maximize shareholder value.

   Freshstart and Medallion were pursuing ongoing discussions since 1997 relating to the possible acquisition of Freshstart by Medallion. In May 1998, Freshstart engaged First Colonial Securities Group, Inc. as its financial advisor to assist Freshstart in identifying and assessing strategic alternatives. In November 1998, First Colonial introduced Freshstart to third parties which had expressed an interest in acquiring Freshstart. After lengthy discussions, the negotiations ceased due to regulatory issues.

   In December 1998, Alvin Murstein, Chairman and Chief Executive Officer of Medallion, contacted Neil Greenbaum the Secretary of Freshstart. Mr. Murstein advised Mr. Greenbaum that it was Medallion's intention to make a proposal to purchase Freshstart. This conversation was followed by a letter in 1999 wherein Medallion offered to purchase Freshstart in a stock for stock transaction.

   In April 1999, First Colonial circulated information regarding Freshstart to a select number of potential purchasers, including community banks, specialty finance companies and other financial service companies. In May 1999, Freshstart received offers to purchase its business from (i) Medallion and (ii) another third party.

   After due deliberations, the Board of Directors of Freshstart determined in June 1999 that Medallion's offer was the best opportunity to maximize shareholder value. Discussions continued with Medallion during the summer of 1999 and Freshstart and Medallion entered into a letter of intent in August of 1999. The parties entered into definitive Agreement and Plan of Merger in December 1999.

Freshstart's Reasons for the Merger

   Freshstart's board of directors approved the merger after determining that it was in the best interests of Freshstart's shareholders. In reaching its conclusion to approve the merger, the board of directors considered the following information and factors:

  . the general business and competitive conditions in Freshstart's industry. In particular, the board considered Freshstart's growth opportunities as an independent company compared with the growth opportunities available as part of a larger company such as Medallion. The board considered that merging with Medallion, which has significant financial resources and a strong reputation and competitive position in the taxicab medallion lending industry and the small business lending industry, would give Freshstart the opportunity to grow and to reduce its cost of funds;

  . the potential cost synergies offered by the merger through the elimination of certain duplicative operations and functions;

  . the proposed purchase price represented a substantial premium over Freshstart's book value;

  . the increased liquidity offered by the merger to Freshstart's shareholders. The board believed that the merger offered Freshstart's shareholders the opportunity to own stock of a significantly larger and more actively traded business enterprise and that Freshstart's shareholders would have the opportunity to participate in the potential growth of the combined company after the closing of the merger;

  . the opportunity for Freshstart's shareholders to receive future cash dividends with respect to their shareholdings;

  . Medallion's and its subsidiaries' investment portfolios will provide more diversity to Freshstart shareholders' holdings;

  . information with respect to the financial condition, results of operations and business of Medallion, including the due diligence review by Freshstart's management and financial advisor regarding Medallion's financial condition and prospects;

  . the tax-free nature of the merger to Freshstart's shareholders, which will permit those shareholders to receive Medallion common stock in a tax-free exchange at a premium over the market price for Freshstart's common stock. See "--Certain Federal Income Tax Consequences";

  . Medallion could qualify Freshstart as a pass-through tax entity under subchapter M;

  . the opinion of First Colonial Securities Group, Inc. to the effect that, as of that date and based on and subject to the matters described in the opinion, the conversion ratio provided for in the merger was fair, from a financial point of view, to the holders of Freshstart common stock, and the related financial analyses performed by First Colonial Securities Group, Inc. in connection with its opinion. See "--Opinion of Financial Advisor to Freshstart"; and

  . the likelihood of consummation of the merger, including the terms and conditions of the merger agreement and the limited conditions to the consummation of the merger.

   The board of directors also considered certain potentially negative factors in its deliberations concerning the merger, including, without limitation, the following:

  . the possibility that the merger would not be consummated following the execution of the merger agreement;

  . the risk that the combined company might not realize the anticipated synergies and cost savings of the merger;

  . the possible disruption of Freshstart's business pending completion of the merger and risks associated with the integration by Medallion of Freshstart and other businesses that Medallion has recently acquired and whether the potential benefits sought in the merger and such other acquisitions might not be fully realized; and

  . the structure and amount of the option could affect the ability of another bidder to propose an alternative transaction offering a premium to the merger consideration.

   The board of directors concluded that the benefits of the transaction to Freshstart and its shareholders outweighed the risks associated with the foregoing factors.

   The above discussion of the information and factors considered by the Freshstart board is not all-inclusive but is believed to include all material factors considered by the Freshstart board. In view of the variety of factors considered by the Freshstart board, the Freshstart board did not find it practicable to quantify or otherwise attempt to assign relative weights to the specific factors considered in making its determination. In addition, individual members of the Freshstart board may have given different weights to different factors. Consequently, the Freshstart board did not quantify the assumptions and results of its analysis in reaching its determination that the merger is fair to, and in the best interests of, Freshstart and its shareholders.

Recommendation of the Board of Directors of Freshstart

   The Freshstart Board of Directors believes that the terms of the merger are fair to, and in the best interests of, Freshstart and the Freshstart shareholders and has unanimously approved the merger agreement and the related transactions.

   THE FRESHSTART BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF FRESHSTART COMMON STOCK VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

Medallion's Reasons for the Merger

   Medallion believes that the acquisition of Freshstart will enhance two of its existing core lines of business, taxicab medallion financing and small business financing. Medallion also believes that its management experience and lower cost of funds will enable it to improve Freshstart's profitability. Medallion does not currently have a location in Queens, New York, where a large amount of its customer base resides. In addition, Medallion does not currently have a street-level presence within the New York City Metropolitan area. The acquisition of Freshstart will satisfy both these needs.

Opinion of Financial Advisor to Freshstart

   In May 1997, Freshstart engaged First Colonial Securities Group Inc., an investment banking firm, to act as its exclusive financial advisor in connection with the proposed transaction and to render an opinion as to the fairness from a financial point of view to the holders of outstanding shares of Freshstart common stock of the consideration to be received by such shareholders. This engagement was renewed in January 1998. First Colonial was selected by the Freshstart board of directors based on First Colonial's qualifications, expertise and reputation, as well as First Colonial's historic investment banking relationship and familiarity with Freshstart. First Colonial rendered its oral opinion, subsequently confirmed in writing on March 8, 2000, to the Freshstart board of directors that, as of such date, the consideration to be received by Freshstart shareholders in the merger is fair from a financial point of view to the holders of outstanding shares of Freshstart common stock.

   The full text of the opinion delivered by First Colonial to the Freshstart board of directors dated March 8, 2000 which sets forth the assumptions made, general procedures followed, matters considered, and limitations on the scope of review undertaken by First Colonial in rendering its opinion, is attached as Annex B to this proxy statement/prospectus and is incorporated into this proxy statement/prospectus by reference. First Colonial's opinion is directed only to the fairness, from a financial point of view, of the consideration to be received by the holders of Freshstart common stock and does not constitute a recommendation to any Freshstart shareholder as to how such shareholder should vote with respect to the proposed transaction. The summary of First Colonial's fairness opinion set forth below is qualified in its entirety by reference to the full text of such fairness opinion attached to this proxy statement/prospectus as Annex B. Freshstart shareholders are urged to read the opinion carefully in its entirety.

   In reviewing the proposed transaction, and in arriving at its opinion, First Colonial, among other things:

  . reviewed the publicly available consolidated financial statements of Medallion for recent years and interim periods to date and certain other relevant financial and operating data of Medallion made available to First Colonial from published sources;

  . discussed the business, financial condition and prospects of Medallion with certain members of its senior management;

  . reviewed the publicly available consolidated financial statements of Freshstart for recent years and interim periods to date and certain other relevant financial and operating data of Freshstart made available to First Colonial from published sources;

  . reviewed certain internal financial and operating information relating to Freshstart prepared by the senior management of Freshstart;

  . discussed the business, financial condition and prospects of Freshstart with certain members of its senior management;

  . reviewed the recent reported prices and trading activity for the shares of common stock of Medallion and Freshstart and compared such information and certain financial information for Medallion and Freshstart with similar information for certain other companies engaged in businesses that First Colonial considered comparable;

  . reviewed the financial terms, to the extent publicly available, of certain merger and acquisition transactions that First Colonial considered comparable;

  .  reviewed the merger agreement and stock option agreement;

  . discussed with parties other than Medallion the possibility of a transaction or series of transactions involving a business combination with Freshstart; and

  . performed such other analyses and examinations and considered such other information, financial studies, analyses and investigations and financial, economic and market data as First Colonial deemed relevant.

   First Colonial did not independently verify any of the information concerning Freshstart or Medallion in connection with its review of the proposed transaction and, for purposes of its opinion, First Colonial assumed and relied upon the accuracy and completeness of all such information and presentations. In connection with its opinion, First Colonial did not prepare or obtain any independent valuation or appraisal of any of the assets or liabilities of Freshstart or Medallion, nor did it conduct a physical inspection of the properties and facilities of Freshstart or Medallion. With respect to the financial forecasts and projections used in its analyses, First Colonial assumed that they reflected the best currently available estimates and judgments of the expected future financial performance of Medallion and Freshstart. For the purposes of its opinion, First Colonial also assumed that neither Freshstart nor Medallion was a party to any pending transactions, including external financings, recapitalizations or material merger discussions, other than the proposed transaction and those activities undertaken in the ordinary course of conducting their respective businesses. For purposes of its opinion, First Colonial assumed that the proposed transaction will qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, for the Freshstart shareholders and that the proposed transaction will be accounted for as a pooling of interests.

   First Colonial's opinion is necessarily based upon market, economic, financial and other conditions as they existed and can be evaluated as of the date of the opinion and any subsequent change in conditions would require a reevaluation of the opinion.

   The following is a brief summary of certain financial analyses performed by First Colonial in connection with providing its opinion to the Freshstart board of directors on March 8, 2000. The summary of financial analyses includes information presented in tabular format. You should read those tables together with the text of each summary. The summary of the First Colonial analyses set forth below does not purport to be a complete description of the presentation by First Colonial to the Freshstart board of directors.

 Pro Forma Ownership

   Based on the closing price as of February 20, 2000 for shares of Medallion Financial common stock, Freshstart common stock shareholders would receive an exchange ratio of .25 shares of Medallion for each share of Freshstart they own. Freshstart's 2,276,000 shares would be exchanged for 569,000 shares of Medallion, or 4%, based on an existing 14,029,798 shares outstanding prior to the transaction.

 Analysis of Publicly Traded Companies Comparable to Freshstart

   Using published Wall Street estimates and First Colonial research, First Colonial compared, among other things, certain financial, trading and valuation statistics and projected revenues for calendar 2000 as well as resulting multiples for Freshstart to corresponding measures for publicly traded financial service companies that First Colonial considered comparable to Freshstart. The financial service companies that First Colonial considered comparable to Freshstart were:

           .Litchfield Financial  .Winfield Capital
           .Finova Corp.          .Medallion Financial
           .Finantra Capital      .Ameritrans Capital
           .Waterside Capital

   First Colonial determined the implied equity value of Freshstart to be in the range of $9 million to $11 million by applying revenue multiples of Freshstart and such comparable companies to projected calendar year 2000. Based on projected $3.1 million in 2000 revenues for Freshstart, revenues derived from discounting historical growth rates due to rising interest rates and margin compression, First Colonial determined the proposed 3x revenues to be paid to Freshstart Shareholders is in line with industry comparables.

   Using First Colonial Research, First Colonial calculated the multiples of market value to projected calendar year 2000 revenues. With respect to all companies deemed comparable, this analysis yielded the following multiples: a range of 2x to 5x projected calendar year 2000 revenues.

   Using First Colonial Research, First Colonial calculated the multiples of book value to actual current book value with respect to all companies deemed comparable. This analysis yielded the following multiples; a range of 1.1x to 1.3x actual book value. Based on a current $3.26 per share book value, this transaction values Freshstart at 1.25x book value or at the higher end of the range. If the fact that Freshstart has $1.367 million worth of loans in non-accrual status and only recently established a $750,000 loan loss reserve is taken into consideration, the true book value is closer to $3 a share, making the transaction a 1.35x multiple of book or above the range of comparable transactions.

   First Colonial noted that none of the comparable companies were identical to Freshstart and that any analysis of the comparable companies necessarily involved complex considerations and judgments concerning differences in financial and operating characteristics and other factors that would necessarily affect the relative trading values, many of which are beyond the control of either Freshstart or Medallion.

 Analysis of Selected Mergers and Acquisitions Transactions

   First Colonial compared the proposed transaction with selected mergers and acquisitions. This analysis included 8 transactions involving companies in the financial services industry announced since October 1999. No company or transaction used in the above analyses is identical to Freshstart or the proposed transaction. In examining these transactions, First Colonial analyzed, among other things, the multiples of offer prices to revenues for the last twelve-month period. These multiples ranged from 1.5x to 4x revenues for the last twelve-month period. Because the sample of transactions was small and the range of multiples in the transactions was wide, First Colonial did not determine a range of implied equity value of Freshstart based on this analysis.

 Premium Analysis

   First Colonial compared the implied price of the offer as of December 23, 1999 to similar premiums for 8 financial services industry merger and acquisitions transactions announced since 1999. First Colonial observed that the average, excluding the high and low, premiums paid above the closing share price on the first and twentieth trading days prior to announcement in these transactions were 18% and 14%, respectively. This compared with the proposed merger premium on the first trading day and twentieth trading day prior to announcement to Freshstart shareholders of 12% and 10.3%, respectively, as of January 20, 2000.

 Other Analyses

   First Colonial conducted other analyses as it deemed necessary, including reviewing historical and projected financial, operating and trading data for Freshstart and Medallion.

   The preparation of a fairness opinion is a complex process and involves various judgments and determinations as to the most appropriate and relevant assumptions and financial analyses and the application of these methods to the particular circumstances involved. Such an opinion is therefore not readily susceptible to partial analysis or summary description. Taking portions of the analyses set out above, without considering the analysis as a whole, would, in the view of First Colonial, create an incomplete and misleading picture of the processes underlying the analyses considered in rendering the First Colonial opinion. First Colonial did not form an opinion as to whether any individual analysis or factor, positive or negative, considered in isolation, supported or failed to support the First Colonial opinion. In arriving at its opinion, First Colonial considered the results of its separate analyses and did not attribute particular weight to any one analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. The analyses performed by First Colonial, particularly those based on estimates and projections, are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of the First Colonial analysis of the fairness to Freshstart shareholders, from a financial point of view, of the financial terms of the transaction.

   The foregoing description of First Colonial's opinion is qualified in its entirety by reference to the full text of the opinion that is attached as Annex B to this proxy statement/prospectus.

Interests of First Colonial in the Merger

   First Colonial, as part of its investment banking services, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, strategic transactions, corporate restructurings, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. First Colonial has acted as a financial advisor to the Freshstart board of directors in connection with the proposed transaction.

   In the past, First Colonial has provided investment banking and other financial advisory services to Freshstart, and has received fees for rendering these services. Additionally, Ben Lichtenberg, the Director of Investment Banking at First Colonial, was a member of Freshstart's Board of Directors from May 1997 to December 1998. First Colonial received $2,000 per month to render financial advisory services inclusive of but not limited to: merger and acquisition advisory, stock buybacks, creating market awareness of Freshstart, providing ongoing capital markets advice and efforts to establish and maintain orderly markets for Freshstart 's stock.

   Pursuant to an engagement letter dated May 3, 1999, as amended, Freshstart agreed to pay First Colonial, upon consummation of the merger, a fee of $160,000, at closing, of the aggregate consideration paid in the transaction. Freshstart also agreed to reimburse First Colonial for its reasonable out-of-pocket expenses and to indemnify First Colonial against certain liabilities, including liabilities under the federal securities laws or relating to or arising out of First Colonial's engagement as financial advisor.

Interests of Certain Persons in the Merger

   In considering the recommendation of the Board of Directors of Freshstart with respect to the merger, holders of Freshstart common stock should be aware that certain members of Freshstart's management, some of whom are or were members of the Freshstart Board of Directors have certain interests in the merger, in addition to those of the shareholders generally. The Board of Directors of Freshstart was aware of these interests when it considered and approved the merger and the merger agreement.

   After the merger is completed, Mr. Zelmanovitch will enter into a non-solicitation and release agreement. Under the non-solicitation and release agreement, Mr. Zelmanovitch will receive a one time payment of $180,000 from Medallion. In exchange for the payment, Mr. Zelmanovitch will agree to release Freshstart from any and all payments dues to him under his employment agreement with Freshstart. Additionally, Mr. Zelmanovitch will agree not to solicit to enter into the employ of any other entity or to hire any of the current or former employees of Medallion or Freshstart or any of Medallion's subsidiaries during the three years prior to August 17, 1999. Also, Mr. Zelmanovitch will agree not to be employed by or be affiliated with any company that has hired any former employees of Medallion or Freshstart for a three year period following the merger.

   After the merger is completed, Mr. Greenbaum will enter into a release agreement. Under the release agreement, Mr. Greenbaum will receive a one time payment of $60,000 from Medallion. In exchange for the payment, Mr. Greenbaum will agree to release Freshstart from any and all payments dues to him under his employment agreement with Freshstart.

   Mr. Greenbaum will also enter into a consulting agreement with Medallion for a three year term. Under the consulting agreement, Mr. Greenbaum will be paid commissions for the referral of financing clients. The amount of the commissions will be based upon the size of the referred financings.

   Medallion will indemnify and hold harmless directors, officers, and agents of Freshstart as provided in Freshstart's Certificate of Incorporation or By-laws, in effect on the date of the merger agreement with respect to matters commencing on the Closing Date, for a period of six years from the Closing Date.

The Merger Agreement

 Terms of the Merger

   At the Closing Date:

     (i) each share of Freshstart common stock held by Freshstart or any subsidiary of Freshstart on the closing date will be canceled, and no payment will be made with respect thereto;

     (ii) each remaining outstanding share of Freshstart common stock will be converted into that number of shares of Medallion common stock determined
  by an exchange ratio, assuming a value of $      per share of Freshstart
  common stock with cash in lieu of fractional shares; and

     (iii) each issued and outstanding share of the capital stock of merger Sub will be converted into and represent one fully paid and nonassessable share of common stock, par value $0.01 per share, of Medallion.

   As of the Closing Date, present holders of Freshstart common stock will cease to have any rights as holders of such shares, but will have the rights of holders of Medallion common stock. After the Closing Date, the stock transfer books of Freshstart will be closed and there will be no further transfers of Freshstart common stock.

 Representations and Warranties

   The merger agreement contains various representations and warranties relating to, among other things:

  . the due organization, power and standing of Freshstart and Medallion and similar corporate matters;

  .  the capital structure of Freshstart and Medallion;

  .  subsidiaries of Freshstart and Medallion;

  . the authorization, execution, delivery and enforceability of the merger agreement;

  . conflicts under charters or bylaws, violations of any instruments or law and required consents or approvals;

  . certain documents filed by each of Freshstart and Medallion with the Commission and the accuracy of information contained therein;

  .  the absence of certain changes;

  .  Freshstart's and Medallion's investment portfolio;

  .  Freshstart's intellectual property;

  .  litigation;

  .  retirement and other employee benefit plans of Freshstart;

  .  employee matters involving Freshstart;

  .  corporate action approving the merger agreement;

  .  brokers' and finders' fees with respect to the merger;

  .  compliance with applicable laws;

  .  material liabilities;

  .  taxes and tax returns of Freshstart;

  .  material agreements and contracts;

  .  absence of material adverse changes and

  .  accounting matters.

 Certain Covenants

   Freshstart has agreed, among other things, prior to the consummation of the merger, unless Medallion agrees in writing or as otherwise required or permitted by the merger agreement, to conduct its operations according to its usual, regular and ordinary course in substantially the same manner as theretofore conducted and to promptly notify Medallion of any action, change or event that has had, or could reasonably be expected to have, a material adverse effect on the business, properties, assets, prospects, condition (financial or otherwise), liabilities or results of operations of Freshstart and its subsidiaries taken as a whole. In addition, Freshstart has agreed that, among other things, prior to the consummation of the merger, unless Medallion agrees in writing or as otherwise required or permitted by the merger agreement, it shall not (and shall cause its subsidiaries not to)

  .  amend its certificate of incorporation or bylaws;

  . issue any shares of capital stock, effect any stock split or otherwise change its capitalization;

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  .  grant, confer or award any option, warrant, conversion right or other right to acquire shares of its capital stock;

  . increase any compensation or enter into or amend any employment agreement with any of its present or future officers, directors or employees, except in accordance with pre-existing contractual provisions and except for annual increases consistent with past practice;

  . adopt any new employee benefit plan or amend any existing employee benefit plan;

  .  make any other payment on its capital stock; or

  .  acquire or dispose of any of its assets, subject to certain exceptions.

   Each of Freshstart and Medallion has agreed that, among other things, unless the other party agrees in writing or as otherwise required or permitted by the merger agreement, it shall not, nor shall it permit any of its subsidiaries to, take or cause to be taken any action, whether before or after the Closing Date, which would disqualify the merger as a pooling of interests for accounting purposes or as a tax-free reorganization.

 No Shopping

   Freshstart has agreed that it will not, directly or indirectly, initiate, solicit or knowingly encourage, (including by way of furnishing information) inquiries or submission of proposals or offers from any person relating to any sale of all or any portion of the assets, business, properties of, or any equity interest in, Freshstart or any business combination with Freshstart, whether by merger, consolidation, purchase of assets, tender offer, recapitalization, liquidation, dissolution or otherwise or any other transaction, the consummation of which would or could impede, interfere with, prevent or materially delay the merger (each, an "Acquisition Proposal"). Freshstart has also agreed to notify Medallion immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with it, provided that the Board of Directors of Freshstart may (i) furnish information to, or enter into discussions or negotiations with, any person or entity that makes or proposes to make an unsolicited bona fide proposal to acquire Freshstart pursuant to a merger, consolidation, share exchange, business combination, purchase of a substantial portion of its assets or other similar transaction, if, and only to the extent that, (a) the Board of Directors of Freshstart is advised by its legal counsel that such action is required for the Board of Directors to comply with its fiduciary duties to shareholders imposed by law, and (b) Freshstart promptly notifies Medallion if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, Freshstart or, to the knowledge of the Freshstart, any of Freshstart's shareholders, and (iii) Freshstart furnishes to Medallion copies of any such proposal prior to taking any action described in (i) above.

 Indemnification

   As provided in the merger agreement, Medallion has agreed that all rights to indemnification existing in favor of the directors, officers or employees of Freshstart as provided in Freshstart's Articles of Incorporation or Bylaws, with respect to matters commencing on the Closing Date, shall survive the merger and continue in full force and effect for a period of not less than six years from the Closing Date.

 Conditions

   The respective obligations of Freshstart and Medallion to consummate the merger are subject to the fulfillment of the following conditions, among others:

  . the written demand for payment pursuant to the New York Dissenters' Rights Statute shall not have exceeded 4% in the aggregate, of the total number of shares of Freshstart common stock outstanding immediately before the Closing Date;

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  .  the merger agreement and the transactions contemplated thereby shall have been approved and adopted by the requisite vote of the holders of the issued and outstanding shares of capital stock of Freshstart entitled to vote thereon;

  . the Registration Statement of which this Prospectus/Proxy Statement is a part shall have become effective under the Securities Act and no stop order with respect thereto shall be in effect;

  . none of the parties to the merger agreement shall be subject to any order or injunction against the consummation of the transactions contemplated by the merger agreement;

  . all consents, authorizations, orders and approvals of (or filings or registrations with) any governmental commission, board or other regulatory body required in connection with the execution, delivery and performance of the merger agreement, including SBA approval, shall have been obtained or made; and

  . the Medallion common stock to be issued to Freshstart shareholders in connection with the merger shall have been approved for listing on the Nasdaq National Market, subject to official notice of issuance.

  . the redemption by Freshstart of all of its outstanding shares of preferred stock.

   The obligations of each of Freshstart and Medallion to effect the merger are also subject to the satisfaction or waiver by the other party prior to the Closing Date of the following conditions, among others:

  . the other party shall have performed in all material respects all obligations required to be performed by it under the merger agreement and the representations and warranties of the other party and its subsidiaries set forth in the merger agreement shall be true in all material respects as of the Closing Date;

  . Freshstart shall have received the opinion of Berlack, Israels & Liberman LLP that the merger will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code;

  . Medallion shall have received the opinion of Willkie Farr & Gallagher that the merger will qualify as a tax free reorganization within the meaning of Section 368(a) of the Code;

  . Freshstart and Medallion shall have each received a letter from its respective independent public accountants concurring as to the appropriateness of pooling of interests accounting for the merger under APB Opinion No. 16, provided that the merger is consummated as contemplated in the merger agreement; and

  . from the date of the merger agreement through the Closing Date, there shall not have occurred any change, individually or together with other changes, that has had, or would reasonably be expected to have, a material adverse effect on in the financial condition, business, results of operations or prospects of Freshstart and its subsidiaries, taken as a whole.

 Termination; Fees and Expenses

   The merger agreement may be terminated and the merger may be abandoned at any time prior to the Closing Date, before or after the approval by the shareholders of Freshstart:

  . by the mutual consent of Freshstart and Medallion by action of their respective boards of directors;

  . by action of the Board of Directors of either Freshstart or Medallion if the merger shall not have been consummated by June 30, 2000;

  . by action of the board of directors of Freshstart, if (i) in the exercise of its good faith judgment as to its fiduciary duties to its shareholders imposed by law, the board of directors of Freshstart accepts an Acquisition Proposal being made for Freshstart, (ii) there has been a breach by Medallion or Sub of any representation or warranty contained in the merger agreement which would have or would be reasonably likely to have a material adverse effect on the business, properties, assets, prospects, condition (financial or otherwise), liabilities or results of operations of Freshstart and its subsidiaries taken as a whole and such breach is not cured within 10 days after written notice of such breach, (iii) there has been a material breach by Medallion of any covenant or agreement contained in the merger agreement which is not curable or, if curable, is not cured within 10 days after written notice of such breach; or (iv) if any of the conditions precedent to Freshstart's obligations under the merger agreement have not been met or waived by Freshstart at such time as any such condition is no longer capable of satisfaction; and

  . by action of the board of directors of Medallion, if (i) Freshstart or holders of Freshstart common stock who are parties to the voting agreements shall have breached any of their respective obligations under the voting agreements in any material respect and such breach continues for a period of 10 days after the receipt of notice of the breach from Medallion, (ii) any of the conditions precedent to Medallion's obligations under the merger Agreement have not been met or waived by Medallion at such time as any such condition is no longer capable of satisfaction or (iii) the average of the closing sales prices per share of Medallion common stock on the Nasdaq National Market for the Determination Period is less than $12.00.

   If Freshstart terminates the merger agreement because its board of directors, in the exercise of its good faith judgment as to its fiduciary duties to its shareholders imposed by law, accepts an Acquisition Proposal being made by a third party for Freshstart, and within 12 months thereafter such Acquisition Proposal shall have been consummated, then pursuant to the stock option agreement, Medallion may exercise the option to purchase 434,320 shares of Freshstart common stock at a price of $3.875 per share.

Certain Federal Income Tax Consequences

   The following is a discussion of the material federal income tax consequences of the merger and the exchange of Freshstart common stock for shares of Medallion common stock. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their personal investment or tax circumstances, or to certain types of shareholders (including insurance companies, financial institutions, broker-dealers, tax-exempt organizations, foreign corporations and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws, nor does it discuss any state, local or foreign tax considerations.

   EACH FRESHSTART SHAREHOLDER IS URGED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO SUCH HOLDER AS A RESULT OF SUCH HOLDER'S OWN PARTICULAR STATUS AND CIRCUMSTANCES, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN TAX LAWS.

   Neither Medallion nor Freshstart has requested or will receive an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax consequences of the merger. However, Medallion will receive an opinion of its legal counsel, and Freshstart will receive an opinion of its legal counsel relating to the federal income tax consequences of the merger. Such opinions will be based upon assumptions described therein, and upon customary representations provided by Medallion, Sub and Freshstart. Counsels' opinions will also be based upon the Internal Revenue Code, the Treasury Regulations thereunder, administrative rulings the IRS, and judicial authority, in each case existing at the time such opinions are delivered. Any change in applicable law or pertinent facts could affect the continuing validity of such opinions and this discussion. In addition, an opinion of counsel is not binding upon the IRS, and there can be no assurance, that the IRS will not take a position contrary to one or more positions reflected in counsels' opinions, or that such opinions would be upheld by the courts if challenged by the IRS. However, Medallion and Freshstart have agreed in the merger agreement not to take any action which would disqualify the merger as a reorganization which is tax-

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

free to the shareholders of Freshstart pursuant to Section 368(a) of the Internal Revenue Code. If it were determined that the merger did not qualify as a reorganization, each Freshstart shareholder would be required to recognize gain or loss equal to the difference between such shareholder's tax basis in the Freshstart common stock and the fair market value of the Medallion common stock received in the merger.

   Based upon and subject to the foregoing, the opinions of counsel will state, that the merger will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and that Medallion, Sub, and Freshstart will each be a party to the reorganization within the meaning of Section 368(b) of the Internal Revenue Code. As a result of the foregoing:

     (i) no gain or loss will be recognized by Medallion, Sub or Freshstart as a result of the merger;

     (ii) no gain or loss will be recognized by a Freshstart shareholder who receives solely shares of Medallion common stock in exchange for Freshstart common stock;

     (iii) the receipt of cash in lieu of fractional shares of Medallion common stock will be treated as if the fractional shares were distributed as part of the exchange and then were redeemed by Medallion;

     (iv) the tax basis of the shares of Medallion common stock received by a Freshstart shareholder will be equal to the tax basis of the Freshstart common stock exchanged therefor, excluding any basis allocable to a fractional share of Medallion common stock for which cash is received; and

     (v) the holding period of the shares of Medallion common stock received by a Freshstart shareholder will include the holding period of the Freshstart common stock exchanged therefor, provided that such Freshstart common stock was held as a capital asset by such shareholder within the meaning of Section 1221 of the Internal Revenue Code at the Effective Time of the merger.

Accounting Treatment

   It is expected that the merger will be accounted for as a pooling of interests under APB Opinion No. 16 if the merger is closed and consummated in accordance with the merger agreement. Medallion, Sub and Freshstart have agreed not to intentionally take any action that would disqualify treatment of the merger as a pooling of interests for accounting purposes.

   Under the pooling of interests method of accounting, the historical basis of the assets and liabilities of Medallion and Freshstart will be combined at the Closing Date and carried forward at their previously recorded amounts, the shareholders' equity accounts of Medallion and Freshstart will be combined on the consolidated balance sheet of Medallion and no goodwill or other intangible assets will be created. Consolidated financial statements of Medallion issued after the merger will be restated retroactively to reflect the consolidated operations of Medallion and Freshstart as if the merger had taken place prior to the periods covered by such consolidated financial statements.

   The unaudited pro forma financial information contained in this Proxy Statement/ Prospectus has been prepared using the pooling-of-interests accounting method to account for the merger. Consistent with pooling of interests accounting treatment, the direct costs related to the merger will be taken as a non-recurring charge to earnings in the quarter in which the merger is consummated.

Certain Legal Matters

   Certain federal or state regulatory requirements or approvals (in addition to those that arise in connection with the registration of Medallion common stock to be issued in the merger and the effectiveness of this Proxy Statement/Prospectus), including approval of the SBA, must be complied with or obtained in connection with the merger.

Federal Securities Law Consequences

   All Medallion common stock issued in connection with the merger will be freely transferable, except that any Medallion common stock received by persons who are deemed to be "affiliates" (as such term is defined under the Securities
Act) of Freshstart or Medallion prior to the merger may be sold by them only in transactions permitted by the resale provisions of Rule 145 under the Securities Act with respect to affiliates of Freshstart, or Rule 144 under the Securities Act with respect to persons who are or become affiliates of Medallion, or as otherwise permitted under the Securities Act. Persons who may be deemed to be affiliates of Freshstart or Medallion generally include individuals or entities that control, are controlled by, or are under common control with, such party and may include certain officers and directors of such party as well as principal shareholders of such party.

   Affiliates may not sell their shares of Medallion common stock acquired in connection with the merger, except pursuant to an effective registration under the Securities Act covering such shares or in compliance with Rule 145 (or Rule 144 under the Securities Act in the case of persons who become affiliates of Medallion) or another applicable exemption from the registration requirements of the Securities Act. In general, under Rule 145, for one year following the Closing Date an affiliate (together with certain related persons) would be entitled to sell shares of Medallion common stock acquired in connection with the merger only through unsolicited "broker transactions" or in transactions directly with a "market maker," as such terms are defined in Rule 144. Additionally, the number of shares to be sold by an affiliate (together with certain related persons and certain persons acting in concert) within any three-month period for purposes of Rule 145 may not exceed the greater of 1% of the outstanding shares of Medallion common stock or the average weekly trading volume of such stock during the four calendar weeks preceding such sale. Rule 145 would only remain available, however, to affiliates if Medallion remained current with its informational filings with the Commission under the Exchange Act. Beginning one year after the Closing Date, an affiliate would be able to sell such Medallion common stock without such manner of sale or volume limitations provided that Medallion was current with its Exchange Act informational filings and such affiliate was not then an affiliate of Medallion. Two years after the Closing Date, an affiliate would be able to sell such shares of Medallion common stock without any restrictions so long as such affiliate had not been an affiliate of Medallion for at least three months prior thereto. See "The Merger Agreement--Certain Covenants."

Listing

   It is a condition to the merger that the shares of Medallion common stock to be issued in the merger be authorized for listing on the Nasdaq National Market, subject to official notice of issuance.

Stock Option Agreement

   Simultaneously with the execution of the letter of intent, Freshstart and Medallion entered into a stock option agreement pursuant to which Freshstart granted to Medallion an option, exercisable only under certain specified circumstances, to purchase 434,320 shares of Freshstart common stock (which equaled 19.9% of the shares of Freshstart common stock outstanding on the date of the merger agreement), at an exercise price of $3.875 per share. The option is exercisable at any time immediately prior to the occurrence of an Exercise Event (as defined below) up to the earlier of (i) August 17, 2000, or (ii) upon a determination by Medallion not to consummate the merger contemplated by the Letter of Intent.

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

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

Freshstart's Investment Objectives, Policies and Restrictions

   Freshstart's investment objectives are to provide a high level of current income for its shareholders through distributions, consistent with preservation of capital, as well as long-term growth of net asset value. Freshstart seeks to achieve its investment objectives by maximizing net interest income and fee income from operations and expanding operations. There can be no assurance that Freshstart will achieve its investment objectives.

   Freshstart's only fundamental policies, that is, policies that cannot be changed without the approval of the holders of a majority of Freshstart's outstanding voting securities, as defined under the 1940 Act, are the restrictions described in the following eighteen paragraphs. A "majority of Freshstart's outstanding voting securities" as defined under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions referred to in this Prospectus, including Freshstart's investment objectives, are not fundamental policies of Freshstart and may be changed by Freshstart's board of directors without shareholder approval. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of Freshstart's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of Freshstart's acquisition of such security or other asset. Accordingly, any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with Freshstart's investment policies and limitations. Freshstart's fundamental policies are as follows:

   (1) Issuance of Senior Securities. Freshstart may issue preferred stock and subordinated debentures to the SBA in the maximum amounts permissible under the 1958 Act and the applicable regulations.

   (2) Borrowing of Money. Freshstart has the power to borrow funds from banks, trust companies, other financial institutions, the SBA or any success or agency and/or other private or governmental sources, if determined by Freshstart's Board of Directors to be in the best interests of Freshstart.

   (3) Underwriting. Freshstart has not engaged, and does not intend to engage, in the business of underwriting the securities of other issuers.

   (4) Concentration of Investments. Freshstart may not concentrate 25% or more of its total assets in securities of issuers in any industry group except the taxicab industry. Freshstart will make at least 25% of its investments for financing the purchase or continued ownership of taxicab medallions, taxicabs and related assets. The balance of its investments includes, and Freshstart intends to continue to finance, the acquisition and/or operation of other small businesses. All of Freshstart's loans are made to those persons defined by SBA regulations as socially or economically disadvantaged persons or entities and which are at least 50% owned by persons so defined as socially or economically disadvantaged.

   (5) Real Estate. Freshstart has not engaged, and does not intend to engage, in the purchase and sale of real estate. However, Freshstart may elect to purchase and sell real estate in order to protect any of its prior investments which it considers at risk.

   (6) Commodities Contracts. Freshstart has not engaged, and does not intend to engage, in the purchase and sale of commodities or commodities contracts.

   (7) Loans. Freshstart has made, and will continue to make, loans to small business concerns in accordance with the provisions of the 1958 Act and the regulations issued by the SBA thereunder.

   (8) Writing Options. Freshstart has not engaged, and does not intend to engage, in the writing of options.

   (9) Short Sales. Freshstart has not engaged, and does not intend to engage, in short sales of securities.

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

  (10) Purchasing Securities on Margin. Freshstart has not engaged, and does not intend to engage, in the purchase of securities on margin.

  (11) Futures Contracts. Freshstart has not engaged, and does not intend to engage, in the purchase or sale of futures contracts.

  (12) Restricted Securities. Freshstart may invest up to 100% of its assets in restricted securities.

  (13) Types of Investments. Although Freshstart was organized primarily to provide long term loan funds to small business concerns, Freshstart's certificate of incorporation provides Freshstart with the authority to invest in the equity capital of small business concerns. Accordingly, Freshstart may make equity investments in small business concerns if determined by its Board of Directors to be in the best interests of Freshstart. Further, except as otherwise provided by applicable regulations, there shall be no limitation on the amount of equity investments Freshstart may make.

  (14) Maximum Investment. Freshstart will not lend or otherwise invest more than the lesser of (i) 10% of its total assets or (ii) 30% of its paid-in capital attributable to its common stock with respect to any one small business concern.

  (15) Percentage of Voting Securities. The percentage of voting securities of any one small business concern which Freshstart may acquire may not exceed 49% of the outstanding voting equities of such small business concern, except as set forth in paragraph (p).

  (16) Management Control. Freshstart does not intend to invest in any company for the purpose of exercising control of management. However, Freshstart may elect to acquire control in order to protect any of its prior investments which it considers at risk.

  (17) Investment Companies. Freshstart has not invested, and does not intend to invest, in the securities of other investment companies.

  (18) Portfolio Turnover. Freshstart intends to make changes in its portfolio when, in the judgment of its Board of Directors, such changes will be in the best interest of Freshstart's shareholders in light of the then existing business and financial conditions. Freshstart does not anticipate that its loan portfolio will realize an annual turnover in excess of 50%, although there can be no assurance with respect thereto.

Medallion's Investment Objectives, Policies and Restrictions

   Medallion's investment objectives are to provide a high level of current income for its shareholders through quarterly distributions, consistent with preservation of capital, as well as long-term growth of net asset value. Medallion seeks to achieve its investment objectives by maximizing net interest income and fee income from operations and expanding operations. There can be no assurance that Medallion will achieve its investment objectives.

   Medallion's only fundamental policies, that is, policies that cannot be changed without the approval of the holders of a majority of Medallion's outstanding voting securities, as defined under the 1940 Act, are the restrictions described in the following seven paragraphs. A "majority of Medallion's outstanding voting securities" as defined under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions referred to in this Prospectus, including Medallion's investment objectives, are not fundamental policies of Medallion and may be changed by Medallion's board of directors without shareholder approval. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of Medallion's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of Medallion's acquisition of such security or other asset. Accordingly, any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with Medallion's investment policies and limitations. Medallion's fundamental policies are as follows:

    1. Medallion will at all times conduct its business so as to retain its status as a business development company under the 1940 Act. In order to retain that status, Medallion may not acquire any assets (other than non-investment assets necessary and appropriate to its operations as a business development company) if, after giving effect to such acquisition, the value of its "qualifying assets," as described in Section 55(a) of the 1940 Act, amount to less than 70% of the value of its total assets.

    2. MFC and Medallion Capital have repurchased all of their previously issued preferred stock from the SBA for an aggregate price of $8.0 million, representing a discount of 65% from the original aggregate issuance price of $22.6 million. The repurchase price discount of $14.6 million reflects the below market 3% dividend rate and the fact that the preferred stock was not subject to mandatory redemption at any time. The repurchase has resulted in the termination of SBA limits on the amount of secured bank debt that MFC can incur and a realized gain in retained earnings in the amount of the repurchase discount which is being accreted to paid-in capital on a straight-line basis over 84 months, commencing March 31, 1993 for Medallion Capital and over 60 months, commencing August 12, 1994 for MFC. In 1998, Medallion Capital repaid the debenture associated with this liquidating interest and no longer carries a balance. If MFC were to liquidate or lose its SBA license during the accretion period, the SBA would receive the remaining unaccreted amount of the realized gain attributable to the subsidiary liquidating or losing its license. MFC is carrying a liquidating interest that includes amounts attributable to TCC, however, the Company entered into an agreement with the SBA permitting the merger of TCC into MFC without triggering repayment of TCC's liquidating interest. At December 31, 1999, the aggregate remaining unaccreted amount of the realized gain for MFC was $109,959.

    3. Medallion may borrow funds and issue "senior securities" to the maximum extent permitted under the 1940 Act. As a business development company, Medallion may issue senior securities if, immediately after such issuance, the senior securities will have an asset coverage of at least 200%. Under the 1940 Act, subordinated debentures issued to or guaranteed by the SBA and preferred stock issued to the SBA by the Certain of Medallion's subsidiaries may be considered senior securities issued by Medallion requiring asset coverage of 200%; however, pursuant to an exemptive order of the Commission, such debentures and preferred stock are exempt from the asset coverage requirements of the 1940 Act.

    4. Medallion will not (i) underwrite securities issued by others (except to the extent that it may be considered an "underwriter" within the meaning of the Securities Act in the disposition of restricted securities), (ii) purchase or sell real estate or real estate mortgage loans unless acquired as a result of ownership of securities or other instruments (except that Medallion may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments or the foreclosure of mortgages held by Medallion), (iii) engage in short sales of securities,
  (iv) purchase securities on margin (except to the extent that it may purchase securities with borrowed money), (v) write or buy put or call options or (vi) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations). Medallion and certain of its subsidiaries may purchase interest rate caps and swaps covering up to 100% of their variable rate debt. In addition, Medallion may sponsor the securitization of loan portfolios.

    5. Medallion and certain of its subsidiaries may originate loans and loans with equity features. To the extent permitted under SBA Regulations, Medallion may also make loans as permitted (i) under Medallion's 1996 Stock Option Plan ("the 1996 Plan"), (ii) under the Director Plan and plans providing for options for disinterested directors that might be adopted by Medallion in the future and (iii) to officers and directors for the purchase of common stock. Medallion holds all of the outstanding common stock of the Founding Companies and may organize additional subsidiaries in the future. Medallion may acquire restricted securities of small businesses.

    6. Certain of Medallion's subsidiaries shall not originate loans to, or invest in the securities of, any entity if, immediately after such loan or investment, more than 5% of the total assets of the RIC

  Subsidiary originating such loan or making such investment (taken at current value) would be loaned to, or invested in the securities of such entity, or acquire more than 10% of the outstanding voting securities of any issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities or to repurchase agreements secured by such obligations, and that up to 25% of each subsidiary's total assets (at current value) may be invested without regard to this limitation.

    7. Medallion and certain of its subsidiaries shall lend or invest at least 25.0% of their total assets (taken at current value) to or in entities primarily engaged in the taxicab industry and shall not lend or invest more than 25.0% of their total assets (taken at current value) to or in entities primarily engaged in any other single industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities or to repurchase agreements secured by such obligations or to bank money-market instruments.

 Portfolio Turnover

   During the year ended December 31, 1996, Medallion originated loans totaling $88.1 million in aggregate principal amount and experienced prepayments totaling $60.6 million in aggregate principal amount. During the year ended December 31, 1997, Medallion originated loans totaling $213.0 million in aggregate principal amount and experienced prepayments totaling $119.0 million in aggregate principal amount. During the year ended December 31, 1998, Medallion originated loans totaling $244.0 million in aggregate principal amount and experienced prepayments totaling $193.0 million in aggregate principal amount. During the year ended December 31, 1999, Medallion originated loans totaling $298.0 million in aggregate principal amount and experienced prepayments totaling $225.0 million in aggregate principal amount. All borrowers have the right to prepay loans made by Medallion at any time. Although Medallion experiences more prepayments when interest rates are falling and fewer prepayments when interest rates are rising, Medallion is unable to predict the level of prepayments it will experience during any period of time.

 The Investment Adviser

   Medallion is managed by its executive officers under the supervision of its Board of Directors. In addition, under the terms of a sub-advisory agreement (the "Sub-Advisory Agreement") between Medallion and FMC, Medallion has retained FMC to consult with management upon reasonable request in the review and refinement of Medallion's strategies.

   Myron Cohen, Robert Fanger and Michael Miller control FMC and will provide the advisory services to Medallion on behalf of FMC. They had served as directors and executive officers of Tri-Magna and MFC since inception and, along with Alvin Murstein, comprised Tri-Magna's Executive Committee. Messrs. Cohen, Fanger and Miller ceased to hold their offices with Tri-Magna and MFC upon the closing of the Acquisitions. Upon the request of the officers of Medallion, FMC consults with respect to strategic decisions concerning originations, credit quality assurance, development of financial products, leverage, funding, geographic and product diversification, the repurchase of participations, acquisitions, regulatory compliance and marketing.

   Under the Sub-Advisory Agreement, Medallion pays FMC monthly in arrears, as compensation for the services rendered by it, a fee of $18,750. Unless earlier terminated as described below, the Sub-Advisory Agreement will remain in effect until May 2000 and from year to year thereafter only if approved annually by
(i) a majority of the non-interested directors of Medallion and (ii) the Board of Directors, or by a majority of the outstanding voting securities of Medallion, as defined in the 1940 Act. The Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by either party or by vote of a majority of the outstanding voting securities of Medallion, as defined in the 1940 Act, and will terminate if assigned. Under the Sub-Advisory Agreement, FMC will not be liable for any loss suffered by Medallion, except a loss resulting from FMC's willful malfeasance, bad faith or gross negligence. Medallion does not intend to renew the Sub-Advisory Agreement, once it terminates pursuant to its terms in May 2000.

   The Murstein Trusts entered into an escrow agreement with FMC on May 29, 1996. Under the escrow agreement, the Murstein Trusts deposited into escrow 163,636 shares of common stock. Subject to certain limitations, the Murstein Trusts agreed to maintain in escrow common stock worth 200% of the advisory fees payable by Medallion under the Sub-Advisory Agreement during the first 48 months of service, thereby assuring FMC of the payment of $900,000 in advisory fees. In the event that Medallion or its shareholders terminate or do not renew the Sub-Advisory Agreement during this period for any reason other than (i) breach of the Sub-Advisory Agreement by FMC or (ii) FMC's willful malfeasance, bad faith or gross negligence, the escrow agent will assign to FMC common stock in escrow equal in value to the amount of the fees payable over the balance of the 48-month period. If the value of the common stock required to be deposited in escrow is less than the value of the fees payable, FMC will have no further recourse against the Murstein Trusts.

                         MEDALLION COMMON STOCK PRICES

   Medallion common stock trades on the Nasdaq National Market under the symbol "TAXI." The following table sets forth the high and low closing prices of the Medallion common stock as reported by the Nasdaq National Market for each of the quarters in the three year period ended December 31, 1999.

                                                                High      Low
                                                              --------- --------
      2000
      (through        , 2000)................................ $         $
      Quarter ended March 31, 2000........................... $19 7/32  $15 3/4

      1999
      Quarter ended March 31, 1999........................... $21 1/4   $14
      Quarter ended June 30, 1999............................ $19 5/8   $15 1/8
      Quarter ended September 30, 1999....................... $21 3/4   $18 1/8
      Quarter ended December 31, 1999........................ $21 9/16  $17 1/4

      1998
      Quarter ended March 31, 1998........................... $29 15/16 $18 7/8
      Quarter ended June 30, 1998............................ $31       $25
      Quarter ended September 30, 1998....................... $28 7/8   $12 1/16
      Quarter ended December 31, 1998........................ $18 1/2   $12 9/16

      1997
      Quarter ended March 31, 1997........................... $19 3/4   $14
      Quarter ended June 30, 1997............................ $20 1/8   $16
      Quarter ended September 30, 1997....................... $21 3/4   $17 3/4
      Quarter ended December 31, 1997........................ $23       $20

   On        , 2000, the last sales price of Medallion common stock on the
Nasdaq National Market was $     . On     , 2000, the last sales price of
Freshstart common stock on the Nasdaq SmallCap Market was $   . The public
announcement of the merger agreement occurred on December 22, 1999.

                     DESCRIPTION OF MEDALLION CAPITAL STOCK

General

   The authorized capital stock of Medallion consists of 1,000,000 shares of preferred stock, and 50,000,000 shares of common stock. Upon completion of the
merger, Medallion will have outstanding       shares of common stock and no
shares of preferred stock. As of      , 2000, there were no shares of preferred
stock outstanding and         shares of common stock outstanding and     record
holders.

Common Stock

   The holders of common stock are entitled to one vote for each share on all matters voted upon by shareholders, including the election of directors.

   Subject to the rights of any then outstanding shares of Preferred stock, the holders of the common stock are entitled to such dividends as may be declared in the discretion of the Board of directors out of funds legally available therefor. Holders of common stock are entitled to share ratably in the net assets of Medallion upon liquidation after payment or provision for all liabilities and any preferential liquidation rights of any Preferred stock then outstanding. The holders of common stock have no preemptive rights to purchase shares of stock of Medallion. Shares of common stock are not subject to any redemption provisions and are not convertible into any other securities of Medallion. All outstanding shares of common stock are, and the shares of common stock to be issued pursuant to this Offering will be upon payment therefor, fully paid and non-assessable.

Preferred Stock

   Subject to the asset coverage requirements of the 1940 Act, Preferred stock may be issued from time to time by the Board of Directors as shares of one or more classes or series. Subject to the provisions of Medallion's Certificate and limitations prescribed by law, the Board of directors is expressly authorized to adopt resolutions to issue the shares, to fix the number of shares and to change the number of shares constituting any series, and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any class or series of the Preferred stock, in each case without any further action or vote by the shareholders. Medallion has no current plans to issue any shares of Preferred stock of any class or series.

   One of the effects of undesignated Preferred stock may be to enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of Medallion by means of a tender offer, proxy contest, merger or otherwise, and thereby to protect the continuity of Medallion's management. The issuance of shares of the Preferred stock pursuant to the Board of Directors' authority described above may adversely affect the rights of the holders of common stock. For example, Preferred stock issued by Medallion may rank prior to the common stock as to dividend rights, liquidation preference or both, may have full or limited voting rights and may be convertible into shares of common stock. Accordingly, the issuance of shares of Preferred stock may discourage bids for the common stock or may otherwise adversely affect the market price of the common stock.

         COMPARISON OF RIGHTS OF MEDALLION AND FRESHSTART SHAREHOLDERS

   Medallion and Freshstart are incorporated under the laws of Delaware and New York, respectively. Upon consummation of the merger, shareholders of Freshstart will become shareholders of Medallion, and their rights will be governed by the laws of Delaware, not New York. The rights of Medallion shareholders under Medallion's Restated Certificate of Incorporation as amended ("Medallion's Certificate") and Medallion's Bylaws differ in certain respects from the rights of Freshstart shareholders under Freshstart's Certificate of Incorporation ("Freshstart's Certificate") and Freshstart's Bylaws. Certain significant differences between the rights of Medallion shareholders and Freshstart shareholders are summarized below. This summary does not, however, purport to be a complete description of all of the differences between the rights of shareholders of Freshstart and the rights of shareholders of Medallion.

Limitation on Directors' Liabilities

   Medallion's Certificate of Incorporation provides that no director of Medallion shall be liable to Medallion or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability:

  . for any breach of the director's duty of loyalty to Medallion or its shareholders;

  . for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

  . in respect of certain unlawful dividend payments or stock redemptions or redemptions or repurchases pursuant to Section 174 of the Delaware General Corporation Law; or

  . for any transaction from which the director derived an improper personal benefit. The effect of these provisions is to eliminate the rights of Medallion and its shareholders (through shareholders' derivative suits on behalf of Medallion) to recover monetary damages against a director for breach of fiduciary duty as a director (including breaches resulting from grossly negligent behavior), except in the situations described above. These provisions will not limit the liability of directors under Federal securities laws.

Delaware Law and Certain Provisions of the Certificate of Incorporation and the By-Laws

   Medallion's Certificate and By-Laws include provisions that could make more difficult the acquisition of Medallion by means of a merger, tender offer, a proxy contest or otherwise. These provisions, as described below, are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of Medallion first to negotiate with Medallion. These provisions may also, however, inhibit a change in control of Medallion in circumstances that could give the holders of the common stock the opportunity to realize a premium over the then prevailing market price of the common stock. In addition, such provisions could adversely affect the market price for the common stock. Medallion believes that the benefits of increased protection of its potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure Medallion outweigh the disadvantages of discouraging such proposals because, among other things, negotiations with respect to such proposals could result in an improvement of their terms.

   Medallion's Certificate and the By-Laws provide that Medallion's Board of Directors be divided into three classes of directors, with the term of each class expiring in a different year. The By-Laws provide that the number of directors will be fixed from time to time exclusively by the Board of Directors, but shall consist of not more than 15 nor less than three directors. A majority of the Board of Directors then in office has the sole authority to fill any vacancies on the Board. The Certificate provides that directors may be removed only by the affirmative vote of holders of at least 75% of the voting power of all of the then outstanding shares of stock entitled to vote generally in the election of directors ("Voting Stock"), voting together as a single class.

   Medallion's Certificate provides that shareholder action can be taken only at an annual or special meeting of shareholders and prohibits shareholder action by written consent in lieu of a meeting. Medallion's Certificate and By-Laws provide that special meetings of shareholders can be called by the Chairman of the Board of Medallion, pursuant to a resolution approved by a majority of the total number of directors which Medallion would have if there were no vacancies on the Board, or by the shareholders owning at least 20% of the stock entitled to vote at the meeting. The business permitted to be conducted at any special meeting of shareholders is limited to the business brought before the meeting by the Chairman of the Board, or at the request of a majority of the members of the Board, or as specified in the shareholders' notice of a meeting.

   Medallion's By-Laws set forth an advance notice procedure with regard to the nomination, other than by or at the direction of its Board, of candidates for election as directors and with regard to business brought before an annual meeting of shareholders of Medallion.

   Medallion's Certificate and By-Laws contain provisions requiring the affirmative vote of the holders of at least 75% of the Voting Stock, voting together as a single class, to amend certain provisions of the Certificate relating primarily to anti-takeover provisions and to the limitations on director liability and to amend the By-Laws.

   Medallion's Certificate empowers its Board, when considering a tender offer or merger or acquisition proposal, to take into account factors in addition to potential economic benefits to shareholders. Such factors may include:

  . comparison of the proposed consideration to be received by shareholders in relation to the then current market price of the capital stock, the estimated current value of Medallion in a freely negotiated transaction, and the estimated future value of Medallion as an independent entity;

  . the impact of such a transaction on the customers and employees of Medallion, and its effect on the communities in which Medallion operates; and

  . the ability of Medallion to fulfill its objectives under applicable statutes and regulations.

   Medallion's Certificate prohibits Medallion from purchasing any shares of Medallion's stock from any person, entity or group that beneficially owns 5% or more of Medallion's Voting Stock at a price exceeding the average closing price for the 20 trading days prior to the purchase date, unless a majority of Medallion's disinterested shareholders approve the transaction. This restriction on purchases by Medallion does not apply to any offer to purchase shares of a class of Medallion's stock which is made on the same terms and conditions to all holders of that class of stock, to any purchase of stock owned by such a 5% shareholder occurring more than two years after such shareholder's last acquisition of Medallion's stock, to any purchase of Medallion's stock in accordance with the terms of any stock option or employee benefit plan, or to any purchase at prevailing market prices pursuant to a stock purchase program.

Certain Provisions of Delaware Law Regarding an Interested Shareholder

   Section 203 of the Delaware General Corporation Law prohibits certain transactions between a Delaware corporation and an "interested shareholder," which is defined as a person who, together with any affiliates or associates of such person, beneficially owns, directly or indirectly, 15% or more of the outstanding voting shares of a Delaware corporation. This provision prohibits certain business combinations (defined broadly to include mergers, consolidations, sales or other dispositions of assets having an aggregate value in excess of 10% of the consolidated assets of the corporation, and certain transactions that would increase the interested shareholder's proportionate share ownership in the corporation) between an interested shareholder and a corporation for a period of three years after the date the interested shareholder becomes an interested shareholder, unless:

  . the business combination is approved by the corporation's board of directors prior to the date the interested shareholder becomes an interested shareholder;

  . the interested shareholder acquired at least 85% of the voting stock of the corporation (other than stock held by directors who are also officers or by certain employee stock plans) in the transaction in which it becomes an interested shareholder; or

  . the business combination is approved by a majority of the board of directors and by the affirmative vote of 66 2/3% of the outstanding voting stock which is not owned by the interested shareholder.

New York Corporation Law vs. Delaware Corporation Law

   Set forth below is a summary of certain significant differences between New York Corporation Law and Delaware Corporation Law which may affect the interests of shareholders.

   (1) Dividends. Under both New York Corporation Law and Delaware Corporation Law, a corporation may generally pay dividends out of surplus. In addition, Delaware Corporation Law permits a corporation, under certain circumstances, to pay dividends, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and for the preceding fiscal year.

   (2) Loans to Directors. New York Corporation Law prohibits loans to corporate directors unless authorized by shareholder vote. Delaware Corporation Law permits the Board of Directors, without shareholder approval, to authorize loans to corporate directors who are also officers. Medallion does not presently intend to make any loans to its directors.

   (3) Rights and Options. New York Corporation Law requires shareholder approval of any incentive plan pursuant to which rights or options are to be granted to directors, officers or employees. Delaware Corporation Law does not require shareholder approval of such incentive plans (although various other legal requirements may make such shareholder approval necessary or desirable, i.e., Internal Revenue Code and Nasdaq National Market requirements).

   (4) Consideration for Shares. New York Corporation Law provides that neither obligations of the subscriber for future payments nor future services shall constitute payment or part payment for shares of a corporation. Furthermore, certificates for shares may not be issued until the full amount of the consideration therefor has been paid. Delaware Corporation Law provides that a corporation may issue partly paid shares of stock, and shares of stock may be deemed to be fully paid if the corporation receives consideration having a value not less than the par value of such shares and a binding obligation of the subscriber to pay the balance of the subscription price.

   (5) Dissenter's Rights. New York Corporation Law provides that, upon compliance with the applicable requirements and procedures, a dissenting shareholder has the right to receive the fair value of his shares if he objects to:

  .  certain mergers;

  .  a consolidation;

  .  a share exchange;

  . certain dispositions of substantially all of the assets of the corporation; or

  . certain amendments to the certificate of incorporation which adversely affect the rights of such shareholder.

   While Delaware Corporation Law also provides appraisal rights to dissenting shareholders in the case of certain mergers or a consolidation, such appraisal rights do not apply:

  . in a merger, to shareholders of the surviving corporation if shareholder approval of the merger is not required; or

  . in a merger or a consolidation, to any class of stock which is either listed on a national securities exchange or held of record by more than 2,000 holders (unless shareholders are required to accept for their shares in the merger or consolidation anything other than common stock of the surviving corporation, common stock of another corporation that is so listed or held, or cash in lieu of fractional shares of any such corporation).

   In addition, Delaware Corporation Law provides that a corporation may provide in its certificate of incorporation for appraisal rights in the event of:

  .  an amendment to its certificate of incorporation;

  . any merger or consolidation in which the corporation is a constituent corporation; or

  . for dispositions of assets (there are no provisions for share exchanges under Delaware Corporation Law).

   (6) Indemnification of Officers and Directors. New York Corporation Law and Delaware Corporation Law each provide that indemnification of its directors and officers may not be made by a corporation in connection with derivative actions where the director or officer is adjudged to be liable to the corporation, unless and only to the extent that, in view of all the circumstances, such director or officer is fairly and reasonably entitled to such indemnification. New York Corporation Law additionally provides that indemnification may not be made in connection with derivative actions where a claim is settled or otherwise disposed of.

   New York Corporation Law and Delaware Corporation Law also provide that the indemnification and advancements of expenses granted pursuant to, or provided by, such laws are not exclusive of any other rights to which a director or officer may be entitled. New York Corporation Law additionally provides that no indemnification may be made to or on behalf of any director or officer for liability arising from actions taken in bad faith, intentional wrongdoing, or where an improper personal benefit was derived. Delaware Corporation Law contains no such express limitation.

   (7) Vote Required for Mergers and Share Exchanges. New York Corporation Law requires the affirmative vote of two-thirds of a corporation's outstanding shares of voting stock to authorize a merger, consolidation, or disposition of substantially all of its assets or a share exchange. Dissolution also requires the affirmative vote of two-thirds of the outstanding shares of voting stock for corporations incorporated before February 23, 1998, unless the certificate of incorporation or an amendment thereto provides for a lesser number, which may not be less than a majority of the voting stock. Freshstart's certificate of incorporation has not been so amended. Delaware Corporation Law requires the affirmative vote of a majority of the outstanding shares of voting stock to authorize a merger, consolidation, dissolution, or disposition of substantially all of its assets, or a share exchange.

   Also, Delaware Corporation Law permits a merger without approval of the shareholders of the surviving corporation if, among other things, no charter amendment is involved, the stock of the surviving corporation is unaffected by the merger and the merger results in no more than a 20% increase in outstanding shares of common stock of such corporation. No such provision is contained in New York Corporation Law.

   (8) Written Actions of Shareholders. New York Corporation Law provides that any action by shareholders may be taken without a meeting with the written consent of all shareholders who would be entitled to vote at a meeting held for such purposes or, if the certificate of incorporation so provides, of the shareholders of the requisite number of shares of outstanding voting stock necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted. Freshstart's Certificate of Incorporation does not contain such a provision. Under Delaware Corporation Law, unless the corporation's certificate of incorporation provides otherwise, any action that could be taken at an annual or special meeting of shareholders may be taken by a consent in writing setting forth the action to be taken which is signed by the holders of the requisite number of shares of outstanding voting stock necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted. This difference between New York Corporation Law and Delaware Corporation Law will not immediately affect the interests of shareholders because Medallion's Certificate of Incorporation and By-laws provide that shareholders may act without a meeting only with the written consent of all shareholders who would be entitled to vote at a meeting held for such purpose.

   (9) Business Combinations with Interested Shareholders. Delaware Corporation Law Section 203 is entitled "Business Combinations with Interested Shareholders." Set forth below is a summary of the principal provisions of
Section 203. This summary does not purport to be complete, and Freshstart shareholders are encouraged to read Section 203 for more detailed information.
Section 203 generally prohibits any Delaware corporation covered by Section 203 from engaging in any "business combination" with a person who is an "interested shareholder" for a period of three (3) years following the date such person became an interested shareholder, unless:

  . the Board of directors approved either the interested shareholder or business combination in question prior to the date such person became an interested shareholder;

  . upon consummation of the transaction which resulted in such person becoming an interested shareholder, such interested shareholder owned at least 85% of the voting stock of the corporation, excluding (for purposes of determining the number of shares outstanding) stock held by persons who are both directors and officers of the corporation or by certain employee stock plans; or

  . the business combination is approved by both the Board of directors of the corporation and, at a shareholders' meeting, by two-thirds of the outstanding voting stock not owned by such interested shareholder.

   This prohibition is inapplicable to a business combination which is proposed subsequent to the announcement, but prior to the consummation, of a transaction which is a merger, asset transfer of 50% or more of the corporation's assets, or tender or exchange offer for 50% or more of the corporation's outstanding voting stock involving the corporation and certain affiliated third parties, and which is approved or not opposed by a majority of directors who were directors prior to any person becoming an interested shareholder during the previous three (3) years or who were recommended for election or elected to succeed such directors by a majority of such directors. For purposes of Section 203, an "interested shareholder" means:

  . any person who is the owner of 15% or more of the outstanding voting stock of the corporation;

  .  any person who is an "affiliate" or "associate" (as defined in Section
     203) of the corporation and was the owner of 15% or more of outstanding voting stock of the corporation at any time within the previous three
     (3) years; and

  .  affiliates and associates of such persons.

   A "business combination," as used in Section 203, encompasses a broad variety of transactions, including:

  . a merger or consolidation of the corporation with the interested shareholder;

  . the sale, lease, exchange, mortgage, pledge, transfer or other disposition of significant assets by the corporation to or with the interested shareholder;

  . various stock issuances by the corporation to the interested shareholder;

  . transactions involving the corporation which have the effect of increasing the proportionate stock ownership of the interested shareholder; and

  . the receipt by the interested shareholder of any loans, advances, guarantees, pledges or other financial benefits by or through the corporation (for purposes of this definition, references to the corporation generally include any majority-owned subsidiaries).

  . Section 203 generally applies to (a) any "public" corporation (i.e., one with a class of voting stock which is either listed or authorized for quotation on Nasdaq or with a national securities association, or held of record by more than 2,000 persons), unless such corporation elects (in the manner prescribed by Section 203) not be governed by Section 203; and (b) any non-"public" corporation which elects by a provision in its certificate of incorporation to be governed by Section 203. Medallions' Certificate of Incorporation expressly provides that Medallion shall not be governed by this Section 203.

   New York Corporation Law contains a provision somewhat comparable to Section 203 of Delaware Corporation Law. Section 912 of New York Corporation Law generally prohibits a corporation for profit formed under the laws of New York (a "domestic corporation") that is covered by Section 912 (as described below) from engaging in any "business combination" with any "interested shareholder" for a period of five (5) years following the date such person became an interested shareholder, unless the board of directors approved either the interested shareholder or the business combination in question prior to the date such person became an interested shareholder. In addition, under Section 912, a domestic corporation covered by Section 912 generally may not engage in a business combination with an interested shareholder at any time, unless:

  . the board of directors approves either the interested shareholder or the business combination in question prior to the date such person became an interested shareholder;

  . the business combination is approved by the disinterested shareholders of the corporation at least five (5) years following the date such person became an interested shareholder; or

  . the business combination satisfies certain criteria relating to the amount and nature of the consideration received in the business combination by the shareholders of the domestic corporation.

   For purposes of Section 912, an "interested shareholder" is any person who beneficially owns 20% or more of the outstanding voting stock of the corporation, or who is an "affiliate" or "associate" (as defined in Section
912) of the corporation and beneficially owned 20% or more of the outstanding voting stock of the corporation at any time within the previous five (5) years. The definition of "business combination" under Section 912 is substantially similar to the definition of "business combination" under Section 203 of Delaware Corporation Law. Section 912 applies only to a domestic corporation that either:

  . has a class of stock registered under the 1934 Act (unless such corporation has elected by means of a provision in its certificate of incorporation not be governed by this Section); or

  . has elected by a provision in its certificate of incorporation to be governed by Section 912. Freshstart is not currently covered by Section 912.

Appraisal Rights of Dissenting Shareholders

   Pursuant to Section 910 of New York Corporation Law, holders of Freshstart common stock at the close of business on the Record Date have the right to dissent from the merger agreement and, if the merger agreement is approved and the merger agreement is consummated, receive payment of the fair value of their Freshstart common stock (in lieu of Medallion common stock they would otherwise receive pursuant to the merger agreement) by complying with the requirements of
Section 623 of New York Corporation Law (the full text of which is set forth as Appendix B to this Proxy Statement/Prospectus). Section 623 requires that any such shareholder who wishes to exercise such appraisal rights must not vote in favor of the adoption of the merger agreement, and must file with Freshstart, before shareholders vote on the merger agreement, a written objection including a notice of election to dissent, his name and residence address, the number of shares as to which he dissents (shareholders may not dissent as to less than all of their shares) and a demand for payment for his shares if the merger agreement is effected. Such objection is not required from any shareholder to whom Freshstart did not give proper notice of the Annual Meeting.

   Within 10 days after the vote of shareholders authorizing the merger agreement, Freshstart must give written notice of such authorization to each dissenting shareholder who filed written objection or from whom written objection was not required. Any shareholder from whom written objection was not required and who elects to dissent from the merger agreement must file with Freshstart, within 20 days after the giving of such notice to him, a written notice of such election, stating his name and residence address, the number of shares as to which he dissents and a demand for payment of the fair value for his shares.

   At the time of filing the notice of election to dissent or within one month thereafter, the shareholder must submit the certificates representing his shares to Freshstart or its transfer agent for notation thereon of the election to dissent, after which such certificates will be returned to the shareholder. Failure to submit the certificates for such notation may result in the loss of appraisal rights. Within 15 days after the expiration of the period within which shareholders may file their notices of election to dissent or within 15 days after consummation of the merger agreement, which ever is later (but not later than 90 days after the shareholders' vote authorizing the merger agreement), Freshstart must make a written offer (which if the merger agreement has not been consummated, may be conditioned upon such consummation) to each shareholder who has filed such notice of election to pay for his shares at a specified price which Freshstart considers to be their fair value. If Freshstart fails to make the offer within such 15-day period, or if any dissenting shareholder fails to agree to it within 30 days after it is made, then Freshstart shall institute a judicial proceeding within 20 days after the expiration of the applicable period to determine the rights of dissenting shareholders and to fix the fair market value of their shares of Freshstart common stock. If Freshstart fails to institute such proceeding, a dissenting shareholder may institute the same.

   A negative vote on the merger agreement does not constitute a "written objection" required to be filed by a dissenting shareholder. Failure to vote against the merger agreement will not constitute a waiver of approval rights; however, since a proxy left blank will be voted FOR the merger agreement, any Freshstart shareholder who wishes to exercise his appraisal rights must either vote AGAINST the merger agreement or abstain.

   The foregoing summary does not purport to be a complete statement of the provisions of Section 623 of New York Corporation Law, and is qualified in its entirety by reference to the attached Appendix B.

Determination Of Net Asset Value Of Medallion

   The net asset value per share of Medallion common stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities and negative goodwill by the total number of shares of Medallion common stock outstanding on a fully diluted basis at that date.

   A substantial portion of Medallion's assets consists of the loans held in the portfolios of the RIC Subsidiaries. The RIC Subsidiaries' respective boards of directors value their respective loans in connection with their respective determinations of net asset value. The net asset value per share of each subsidiary's common stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities by the total number of shares outstanding on a fully diluted basis at that date.

   In making its valuation determination, each of the boards of directors of the RIC Subsidiaries adhere to a valuation policy approved by the SBA and adopted by such Board of Directors. In calculating the value of the relevant subsidiary's total assets, loans are valued at fair value as determined in good faith by that subsidiary's Board of Directors. In making such determinations, the Board of Directors value loans and nonconvertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value, at which time net unrealized depreciation of investments would be recognized. Convertible debt securities and warrants are valued to reflect the worth of the underlying equity security less the conversion or exercise price. In valuing equity securities for which there exists no public trading market, investment cost is presumed to represent fair value except in cases where the valuation policy provides that the board of directors may determine fair value on the basis of (i) financings by unaffiliated investors, (ii) a history of positive cash flow from operations for two years using conservative financial measures such as earnings ratios or cash flow multiples, (iii) the market value of comparable companies which are publicly traded (discounted for illiquidity) and (iv) other pertinent factors.

   A substantial portion of each of the RIC Subsidiaries' assets consists of loans carried at fair values determined by such subsidiary's board of directors. The determination of fair values involves subjective judgment not susceptible to substantiation by auditing procedures performed by independent public accountants. Accordingly, under current standards, the accountants' opinion on the Financial Statements included in this Prospectus refers to the uncertainty with respect to the possible effect on such Financial Statements of such valuations.

                     MEDALLION'S DIVIDEND REINVESTMENT PLAN

   Pursuant to Medallion's Dividend Reinvestment Plan (the "Reinvestment Plan"), a Medallion shareholder whose shares are registered in his own name can have all distributions reinvested in additional shares of common stock by American Stock Transfer & Trust Company (the "Plan Agent") if the shareholder enrolls in the Reinvestment Plan by delivering an Authorization Form to the Plan Agent prior to the corresponding dividend declaration date. The Plan Agent will effect purchases of common stock under the Reinvestment Plan in the open market. Holders of common stock who do not elect to participate in the Reinvestment Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the common stock is held in street or other nominee name, then to the nominee) as of the relevant record date, by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Reinvestment Plan.

   The Plan Agent serves as agent for the holders of common stock in administering the Reinvestment Plan. After Medallion declares a dividend, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy common stock on the Nasdaq National Market or elsewhere for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the Plan Agent.

   Participants in the Reinvestment Plan may withdraw from the Reinvestment Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective the day after the related dividend distribution date. When a participant withdraws from the Reinvestment Plan or upon termination of the Reinvestment Plan as provided below, certificates for whole shares of common stock credited to his or her account under the Reinvestment Plan will be issued and a cash payment will be made for any fractional share of common stock credited to such account.

   The Plan Agent will maintain each participant's account in the Reinvestment Plan and will furnish monthly written confirmations of all transactions in such account, including information needed by the shareholder for personal and tax records. common stock in the account of each Reinvestment Plan participant will be held by the Plan Agent in non-certificated form in the name of such participant. Proxy materials relating to shareholders' meetings of Medallion will include those shares purchased as well as shares held pursuant to the Reinvestment Plan.

   In the case of participants whose beneficially owned shares are held in the name of banks, brokers or other nominees, the Plan Agent will administer the Reinvestment Plan on the basis of the number of shares of common stock certified from time to time by the record holders as the amount held for the account of such beneficial owners.

   The Plan Agent's fees for the handling or reinvestment of dividends and other distributions will be paid by Medallion. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

   Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the Reinvestment Plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions.

   Experience under the Reinvestment Plan may indicate that changes are desirable. Accordingly, Medallion reserves the right to amend or terminate the Reinvestment Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of Medallion at least 90 days before the record date for such distribution.

   The Reinvestment Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of Medallion. All correspondence concerning the Reinvestment Plan should be directed to, and additional information can be obtained from, the Plan Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

                           EQUIVALENT PER SHARE DATA

   The following table sets forth certain data concerning the historical book value per share, cash dividends declared per share and income (loss) per share from continuing operations for Medallion, Freshstart and Ameritrans, respectively, on a pro forma basis after giving effect to the mergers, as if such transaction had occurred at the beginning of the period presented. The information should be read in conjunction with the unaudited Pro Forma Condensed Combining Financial Statements of Medallion contained elsewhere in this Proxy Statement/Prospectus, the historical financial statements of Medallion incorporated herein by reference and the historical financial statements of Freshstart contained elsewhere herein. The unaudited pro forma equivalent per share data shows for each share of Medallion common stock, Freshstart common stock and Ameritrans common stock before the mergers and its equivalent position after giving effect to the mergers.

                                                           Year ended December
                                                                   31,
                                                           --------------------
                                                            1999   1998   1997
                                                           ------ ------ ------
PER SHARE OF MEDALLION COMMON STOCK:
Income from continuing operations:
  Historical:
    Basic earnings per share.............................. $ 1.48 $ 1.12 $ 1.03
    Diluted earnings per share............................ $ 1.47 $ 1.11 $ 1.02
  Pro forma Medallion and Freshstart:
    Basic earnings per share.............................. $ 1.45 $ 1.15 $ 1.07
    Diluted earnings per share............................ $ 1.43 $ 1.14 $ 1.05
  Pro forma Medallion, Freshstart and Ameritrans:
    Basic earnings per share.............................. $ 1.43 $ 1.15 $ 1.08
    Diluted earnings per share............................ $ 1.42 $ 1.14 $ 1.06
  Cash dividends declared:
    Historical............................................ $ 1.31 $ 1.20 $ 0.92
    Equivalent pro forma Medallion and Freshstart......... $ 1.29 $ 1.22 $ 0.90
    Equivalent pro forma Medallion, Freshstart and
     Ameritrans........................................... $ 1.29 $ 1.22 $ 0.90
  Book Value (as of period end):
    Historical............................................ $10.75 $10.58 $10.20
    Pro forma Medallion and Freshstart.................... $10.76 $10.67 $10.43
    Pro forma Medallion, Freshstart and Ameritrans........ $10.85 $10.86 $10.65

PER SHARE OF FRESHSTART COMMON STOCK:
Income from continuing operations:
  Historical
    Basic earnings per share.............................. $ 0.14 $ 0.44 $ 0.51
    Diluted earnings per share............................ $ 0.14 $ 0.44 $ 0.51
  Equivalent pro forma Medallion and Freshstart (A)
    Basic earnings per share.............................. $ 0.36 $ 0.29 $ 0.27
    Diluted earnings per share............................ $ 0.36 $ 0.29 $ 0.26
  Cash dividends declared:
    Historical............................................ $ 0.17 $ 0.47 $ 0.48
    Equivalent pro forma Medallion and Freshstart (A)..... $ 0.32 $ 0.31 $ 0.23
  Book Value (as of period end)
    Historical............................................ $12.91 $13.06 $17.75
    Equivalent pro forma Medallion and Freshstart (A)..... $ 2.69 $ 2.67 $ 2.61

                                                           Year ended December
                                                                   31,
                                                           --------------------
                                                            1999   1998   1997
                                                           ------ ------ ------
PER SHARE OF AMERITRANS COMMON STOCK:
Income from continuing operations:
  Historical
    Basic earnings per share.............................. $ 0.74 $ 0.73 $ 0.72
    Diluted earnings per share............................ $ 0.74 $ 0.73 $ 0.72
  Equivalent pro forma Medallion, Freshstart and
  Ameritrans (B)
    Basic earnings per share.............................. $ 0.83 $ 0.67 $ 0.63
    Diluted earnings per share............................ $ 0.82 $ 0.66 $ 0.61
  Cash dividends declared:
    Historical............................................ $ 0.73 $ 0.71 $ 0.53
    Equivalent pro forma Medallion, Freshstart and
    Ameritrans (B)........................................ $ 0.75 $ 0.71 $ 0.52
  Book Value (as of period end)
    Historical:........................................... $13.24 $13.54 $13.50
    Equivalent pro forma Medallion, Freshstart and
    Ameritrans (B)........................................ $ 6.29 $ 6.30 $ 6.18

--------
(A) The equivalent pro forma per share amounts reflected above for Freshstart are determined by multiplying the corresponding pro forma amounts per share of Medallion common stock, by the exchange ratio of approximately .25 shares of Medallion common stock in exchange for each share of Freshstart common stock.
(B) The equivalent pro forma per share amounts reflected above for Ameritrans are determined by multiplying the corresponding pro forma amounts per share of Medallion/Freshstart common stock, by the exchange ratio of approximately 0.58 shares of Medallion common stock in exchange for each share of Ameritrans common stock.

                           MEDALLION FINANCIAL CORP.

                        FRESHSTART VENTURE CAPITAL CORP.

                         AMERITRANS CAPITAL CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET SUMMARY

   The following Unaudited Pro Forma Condensed Combining Balance Sheet presents the combined financial position of Medallion and Freshstart as of December 31, 1999, assuming the merger had occurred as of December 31, 1999. The Unaudited Pro Forma Condensed Combining Balance Sheet also gives effect to the pending acquisition of Ameritrans pursuant to an agreement entered into on May 4, 2000. See "Recent Developments" for a description of the Americans transaction.

   The accompanying pro forma information is based on historical balance sheet data of Medallion, Freshstart and Ameritrans as of December 31, 1999 giving effect to the acquisitions under the pooling of interests method of accounting.

   The Unaudited Pro Forma Condensed Combining Balance Sheet should be read in conjunction with the Unaudited Pro Forma Condensed Combining Statements of Income appearing elsewhere in this Proxy Statement/Prospectus and the Notes to Unaudited Pro Forma Condensed Financial Information and the historical financial statements and notes thereto of Medallion, Freshstart and Ameritrans which are incorporated by reference in this Proxy Statement/Prospectus. See "WHERE YOU CAN FIND MORE INFORMATION." The Unaudited Pro Forma Condensed Combining Balance Sheet is presented for informational purposes only and is not necessarily indicative of the combined financial position that would have occurred if the acquisitions of Freshstart and Ameritrans had been consummated on December 31, 1999 or which may be obtained in the future. For information regarding the uncertainty of assumptions, estimates and expectations reflected herein, see "FORWARD-LOOKING INFORMATION."

                           MEDALLION FINANCIAL CORP.

                        FRESHSTART VENTURE CAPITAL CORP.

                         AMERITRANS CAPITAL CORPORATION

             UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET

                                                             As of December 31, 1999
                                    --------------------------------------------------------------------------
                                                                        Pro                             Pro
                                    Historical Historical  Pro Forma   Forma   Historical  Pro Forma   Forma
                                    Medallion  Freshstart Adjustments Combined Ameritrans Adjustments Combined
                                    ---------- ---------- ----------- -------- ---------- ----------- --------
                                                                  (In thousands)
ASSETS
Investments.......................   $467,463   $22,442               $489,905  $58,594               $548,499
Investments in unconsolidated
 subsidiary.......................      4,350       --         --        4,350      --                   4,350
                                     --------   -------     ------    --------  -------     ------    --------
 Total Investments................    471,813    22,442        --      494,255   58,594                552,849
                                     --------   -------     ------    --------  -------     ------    --------
Cash and Cash Equivalents.........      5,962     1,502                  7,464      767                  8,231
Accrued interest receivable.......      4,887       347                  5,234      858                  6,092
Receivable from sale of loans.....     10,563       --                  10,563      395                 10,958
Fixed assets, net.................      2,379        20                  2,399      127                  2,526
Goodwill, net.....................      6,180       --                   6,180      --                   6,180
Servicing fee receivable..........      4,879       --                   4,879      --                   4,879
Other assets, net.................      2,950       261                  3,211    1,151                  4,362
                                     --------   -------     ------    --------  -------     ------    --------
 Total assets.....................   $509,613   $24,572     $  --     $534,185   61,892               $596,077
                                     ========   =======     ======    ========  =======     ======    ========

LIABILITIES
Accounts payable and accrued
 expenses.........................   $  9,318   $    14     $1,000    $ 10,332      262     $1,000    $ 11,594
Dividend payable..................      5,610        14                  5,624      332                  5,956
Accrued interest payable..........      3,711       262                  3,973      415                  4,388
Notes payable to banks and demand
 notes............................    190,450     5,000                195,450   38,600                234,050
Commercial Paper..................     93,984       --                  93,984      --                  93,984
Senior Secured Notes..............     45,000       --                  45,000      --                  45,000
SBA debentures payable............     10,500    10,860                 21,360    8,880                 30,240
SBA Preferred Stock...............        --      1,410                  1,410      --                   1,410
                                     --------   -------     ------    --------  -------     ------    --------
 Total liabilities................    358,573    17,560     $1,000     377,133   48,489      1,000    $426,622
                                     --------   -------     ------    --------  -------     ------    --------
Negative goodwill, net............        351       --                     351      --                     351
                                     --------   -------     ------    --------  -------     ------    --------

SHAREHOLDERS' EQUITY
Preferred Stock...................        --        --                     --       --                     --
Common stock ($.01 par value).....        140        22        (16)        146        0         10         156
Capital in excess of par value....    142,016     7,048         16     149,080   13,126        (10)    162,196
Accumulated undistributed income..      8,533       (58)    (1,000)      7,475      277     (1,000)      6,752
                                     --------   -------     ------    --------  -------     ------    --------
 Total shareholders' equity.......    150,689     7,012     (1,000)    156,701  $13,403     (1,000)    169,104
                                     --------   -------     ------    --------  -------     ------    --------
 Total liabilities and
  shareholders' equity............   $509,613   $24,572     $  --     $534,185  $61,892     $  --     $596,077
                                     ========   =======     ======    ========  =======     ======    ========

  See accompanying notes to unaudited Pro Forma Condensed Combining Financial
                                  Statements.

                           MEDALLION FINANCIAL CORP.

                        FRESHSTART VENTURE CAPITAL CORP.

                         AMERITRANS CAPITAL CORPORATION

                         UNAUDITED PRO FORMA CONDENSED
                     COMBINING STATEMENTS OF INCOME SUMMARY

   The following Unaudited Pro Forma Condensed Combining Statements of Income give effect to Medallion's proposed acquisition of Freshstart by combining the results of operations of Medallion for each of the three years in the period ending December 31, 1999, with the results of operations of Freshstart for each of the three years in the period ending December 31, 1999 on a pooling of interests basis, assuming the merger had occurred as of the beginning of each fiscal period presented. Earnings per share are based on the exchange ratio of approximately 0.25 shares of Medallion Common Stock for each share of Freshstart Common Stock as specified in the merger agreement. The Unaudited Pro Forma Condensed Combining Statements of Income also give effect to the pending acquisition of Ameritrans pursuant to an agreement entered into on May 4, 2000. See "RECENT DEVELOPMENTS" for a description of the Ameritrans transaction. The Unaudited Pro Forma Condensed Combining Statements of Income should be read in conjunction with the Unaudited Pro Forma Condensed Combining Balance Sheet appearing elsewhere in this Proxy Statement/Prospectus. See "WHERE YOU CAN FIND MORE INFORMATION."

   For information regarding the uncertainty of assumptions, estimates and expectations reflected herein, see "FORWARD-LOOKING INFORMATION."

                           MEDALLION FINANCIAL CORP.

                           FRESHSTART VENTURE CAPITAL

                         AMERITRANS CAPITAL CORPORATION

          UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF INCOME

                                              For the Year Ended December 31, 1999
                          ----------------------------------------------------------------------------
                          Historical Historical  Pro Forma  Pro Forma Historical  Pro Forma  Pro Forma
                          Medallion  Freshstart Adjustments Combined  Ameritrans Adjustments Combined
                          ---------- ---------- ----------- --------- ---------- ----------- ---------
                                              (In thousands except per share data)
Investment income.......   $41,380     $2,663                $44,043    $6,087               $  50,130
Investment expense......    19,635      1,311                 20,946     2,794                  23,740
                           -------     ------     ------     -------    ------      -----    ---------
Net Interest Income.....    21,745      1,352                 23,097     3,293                  26,390
                           -------     ------     ------     -------    ------      -----    ---------

Equity in losses of
 unconsolidated
 subsidiary.............      (214)       --                    (214)      --                     (214)
Other Income............     2,112        186                  2,298         7                   2,305
Accretion of negative
 goodwill...............       722        --                     722       --                      722
Gain on sale of loans...     3,014        --                   3,014       --                    3,014
Operating expenses......    16,907        528                 17,435     1,892                  19,327
Amortization of
 goodwill...............       530        --                     530       --                      530
Income tax provision
 (benefit)..............        46        --                      46       --                       46
                           -------     ------     ------     -------    ------      -----    ---------
Net investment income...     9,896      1,010                 10,906     1,408                  12,314
                           -------     ------     ------     -------    ------      -----    ---------
Realized gain on
 investments, net.......    22,746        --                  22,746      (115)                 22,631
Change in unrealized
 depreciation of
 investments............   (11,910)      (698)               (12,608)      --                 (12,608)
                           -------     ------     ------     -------    ------      -----    ---------
Net increase in net
 assets resulting from
 operations.............   $20,732     $  312                $21,044    $1,293               $  22,337
                           =======     ======     ======     =======    ======      =====    =========
Per Share Data:
 Basic earnings per
  share.................   $  1.48     $ 0.14                $  1.45    $ 0.74               $    1.43
 Diluted earnings per
  share.................   $  1.47     $ 0.14                $  1.43    $ 0.74               $    1.42
 Basic weighted average
  shares................    14,018      2,173     (1,630)     14,561     1,746       (733)      15,574
 Diluted weighted
  average shares........    14,123      2,173     (1,630)     14,666     1,747       (733)      15,680


  See accompanying notes to unaudited Pro Forma Condensed Combining Financial
                                   Statements

                           MEDALLION FINANCIAL CORP.

                        FRESHSTART VENTURE CAPITAL CORP.

                         AMERITRANS CAPITAL CORPORATION

          UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF INCOME

                                              For the Year Ended December 31, 1998
                          ----------------------------------------------------------------------------
                          Historical Historical  Pro Forma  Pro Forma Historical  Pro Forma  Pro Forma
                          Medallion  Freshstart Adjustments Combined  Ameritrans Adjustments Combined
                          ---------- ---------- ----------- --------- ---------- ----------- ---------
                                              (In thousands except per share data)
Investment income.......   $35,157     $2,702                $37,859    $5,163                $43,022
Investment expense......    15,609      1,295                 16,904     2,082                 18,986
                           -------     ------     ------     -------    ------      ----      -------
Net Interest Income.....    19,548      1,407                 20,955     3,081                 24,036
                           -------     ------     ------     -------    ------      ----      -------

Equity in earnings of
 unconsolidated
 subsidiary.............     1,200        --                   1,200                            1,200
Other Income............     1,459        220                  1,679        (2)                 1,677
Accretion of negative
 goodwill...............       722        --                     722                              722
Gain on sale of loans...     2,316        --                   2,316        58                  2,374
Operating expenses......    13,178        541                 13,719     1,728                 15,447
Amortization of
 goodwill...............       506        --                     506                              506
Income tax provision
 (benefit)..............      (154)       --                    (154)                            (154)
                           -------     ------     ------     -------    ------      ----      -------
Net investment income...    11,715      1,086                 12,801     1,409                 14,210
                           -------     ------     ------     -------    ------      ----      -------

Realized gain on
 investments, net.......     1,291                             1,291      (141)                 1,150
Change in unrealized
 depreciation of
 investments............     2,676       (136)                 2,540                            2,540
                           -------     ------     ------     -------    ------      ----      -------
Net increase in net
 assets resulting from
 operations                $15,682     $  950                $16,632    $1,268                $17,900
                           =======     ======     ======     =======    ======      ====      =======
Per Share Data:
 Basic earnings per
  share.................   $  1.12     $ 0.44                $  1.15    $ 0.73                $  1.15
 Diluted earnings per
  share.................   $  1.11     $ 0.44                $  1.14    $ 0.73                $  1.14
 Basic weighted average
  shares................    13,964      2,173     (1,630)     14,507     1,746      (733)      15,520
 Diluted weighted
  average shares            14,093      2,173     (1,630)     14,637     1,746      (733)      15,650


  See accompanying notes to unaudited Pro Forma Condensed Combining Financial
                                   Statements

                           MEDALLION FINANCIAL CORP.

                        FRESHSTART VENTURE CAPITAL CORP.

                         AMERITRANS CAPITAL CORPORATION

          UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF INCOME

                                              For the Year Ended December 31, 1997
                          ----------------------------------------------------------------------------
                          Historical Historical  Pro Forma  Pro Forma Historical  Pro Forma  Pro Forma
                          Medallion  Freshstart Adjustments Combined  Ameritrans Adjustments Combined
                          ---------- ---------- ----------- --------- ---------- ----------- ---------
                                              (In thousands except per share data)
Investment income.......   $25,848     $1,789                $27,637    $4,354               $ 31,991
Investment expense......    10,099        653                 10,752     1,842                 12,594
                           -------     ------     ------     -------    ------      ----     --------
Net Interest Income.....    15,749      1,136                 16,885     2,512                 19,397
                           -------     ------     ------     -------    ------      ----     --------

Equity in earnings of
 unconsolidated
 subsidiary.............       203        --                     203                              203
Other Income............       980        115                  1,095        (3)                 1,092
Accretion of negative
 goodwill...............       722        --                     722                              722
Gain on sale of loans...       336        --                     336        11                    347
Operating expenses......     6,167        422                  6,589     1,443                  8,032
Amortization of
 goodwill...............       368        --                     368                              368
Income tax provision
 (benefit)..............       929        --                     929                              929
                           -------     ------     ------     -------    ------      ----     --------
Net investment income...    10,526        829                 11,355     1,077                 12,432
                           -------     ------     ------     -------    ------      ----     --------

Realized gain on
 investments, net.......        78        --                      78      (147)                   (69)
Change in unrealized
 depreciation of
 investments............     1,929        --                   1,929                            1,929
                           -------     ------     ------     -------    ------      ----     --------
Net increase in net
 assets resulting from
 operations.............   $12,533     $  829                $13,362    $  930               $ 14,292
                           =======     ======     ======     =======    ======      ====     ========

Per Share Data:
 Basic earnings per
  share.................   $  1.03     $ 0.51                $  1.07    $ 0.72               $   1.08
 Diluted earnings per
  share.................   $  1.02     $ 0.51                $  1.05    $ 0.72               $   1.06
 Basic weighted average
  shares................    12,124      1,627     (1,220)     12,531     1,299      (546)      13,284
 Diluted weighted
  average shares........    12,272      1,627     (1,220)     12,679     1,299      (546)      13,432



  See accompanying notes to unaudited Pro Forma Condensed Combining Financial
                                   Statements

                           MEDALLION FINANCIAL CORP.

                        FRESHSTART VENTURE CAPITAL CORP.

                         AMERITRANS CAPITAL CORPORATION

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                         COMBINING FINANCIAL STATEMENTS

Note 1:

   It is contemplated that the pending acquisitions will be accounted for as pooling of interests. Accordingly, pro forma financial information assumes that the transactions were consummated as of the beginning of each of the periods indicated herein. Certain reclassifications have been made to the accounts of Freshstart and Ameritrans in the accompanying Unaudited Pro Forma Condensed Combining Balance Sheet and Unaudited Pro Forma Condensed Combining Statements of Income to conform to the Medallion presentation.

   The pro forma financial information does not give effect to any potential cost savings in connection with the pending acquisition.

Note 2:

 Freshstart

   The number of shares of Medallion common stock to be issued pursuant to the acquisition of Freshstart is based upon the number of Freshstart shares outstanding as of December 31, 1999, and the exchange ratio of approximately
0.25 shares of Medallion common stock for each share of Freshstart common stock. The excess of the par value of the Medallion common stock to be issued over the par value of the Freshstart common stock to be acquired has been charged to Capital in Excess of Par Value.

 Ameritrans

   The number of shares of Medallion common stock to be issued pursuant to the acquisition of Ameritrans is based upon the number of Ameritrans shares outstanding as of December 31, 1999, and the exchange ratio of approximately
 .58 shares of Medallion common stock for each share of Ameritrans common stock. The excess of the par value of the Medallion common stock to be issued over the par value of the Ameritrans common stock to be acquired has been charged to Capital in Excess of Par Value.

Note 3:

 Freshstart

   Pro forma earnings per share amounts in the accompanying Unaudited Pro Forma Condensed Combined Statements of Income are based on the weighted average number of Basic and Diluted common shares of Medallion and Freshstart during each period as adjusted for the exchange ratio of approximately 0.25 (calculated by dividing $4.125 by $16.50, as stipulated in the merger agreement, based on an average 20-day closing price of $16.50).

 Ameritrans

   Pro forma earnings per share amounts in the accompanying Unaudited Pro Forma Condensed Combined Statements of Income are based on the weighted average number of Basic and Diluted common shares of Medallion and Ameritrans during each period as adjusted for the exchange ratio of approximately 0.58 (calculated by dividing $9.64 by $16.50, as stipulated in the merger agreement, based on an average 20-day closing price of $16.50).

                           MEDALLION FINANCIAL CORP.

                        FRESHSTART VENTURE CAPITAL CORP.

                         AMERITRANS CAPITAL CORPORATION

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                  COMBINING FINANCIAL STATEMENTS--(Continued)


Note 4:

 Freshstart

   The effect of an estimated one-time charge of $1 million, to be taken by Medallion in connection with the Freshstart acquisition has been reflected in the accompanying Unaudited Pro Forma Condensed Combining Balance Sheet as a reduction in accumulated undistributed income and an increase in accounts payable and accrued expenses.

 Ameritrans

   The effect of an estimated one-time charge of $1 million, to be taken by Medallion in connection with the Ameritrans acquisition has been reflected in the accompanying Unaudited Pro Forma Condensed Combining Balance Sheet as a reduction in accumulated undistributed income and an increase in accounts payable and accrued expenses.

   These charges have not been reflected in the Unaudited Pro Forma Condensed Combining Statements of Income since they are nonrecurring.

                               LEGAL PROCEEDINGS

   Medallion and its subsidiaries have been named as defendants in various legal proceedings incident to its business. Medallion's management intends to vigorously defend these outstanding claims. In the opinion of such management, based upon the advice of legal counsel, there is no proceeding pending, or to the knowledge of management threatened, which if decided adversely to Medallion, would have a material adverse impact on the Medallion's results of operations or financial condition.

                                 OTHER MATTERS

   It is not expected that any matters other than those described in this Proxy Statement/Prospectus will be brought before the Freshstart Special Meeting. If any other matters are presented, however, it is the intention of the persons named in the Freshstart proxy to vote the proxy in accordance with the discretion of the persons named in such proxy.

                                 LEGAL MATTERS

   The validity of the Medallion common stock to be issued in connection with the merger will be passed upon for Medallion by Willkie Farr & Gallagher, New York, New York. Certain legal matters relating to Freshstart will be passed upon for Freshstart by Berlack, Israels & Liberman LLP, New York, New York. Mario M. Cuomo, a director of Medallion who beneficially owns 7,370 shares of Medallion common stock underlying stock options, is a partner in the law firm of Willkie Farr & Gallagher.

                                    EXPERTS

   The consolidated financial statements of Medallion Financial Corp., included in Medallion's Annual Report on Form 10-K and incorporated by reference in this Registration Statement on Form N-14, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in giving said report.

   The consolidated financial statements of Freshstart Venture Capital Corp. included in this Proxy Statement/Prospectus and in the Annual Report on Form 10-K of Freshstart Venture Capital Corp. for the year ended May 31, 1999, have been audited by the Office of Michael C. Finkelstein, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the uncertainty of the valuation of investment securities) and have been so included in reliance upon the report of such firm given upon their authority of as experts in accounting and auditing.

                      WHERE YOU CAN FIND MORE INFORMATION

   Medallion and Freshstart file annual, quarterly, and special reports, proxy statements, and other information with the SEC. You may read and copy any reports, statements, or other information filed by Medallion or Freshstart at the SEC's public reference rooms at 450 5th Street, N.W., Washington, D.C. 20549, or at 7 World Trade Center, Suite 1300, New York, New York 10048, or at Citicorp Center, 500 W. Madison Street, Suite 1400, Chicago, Illinois 60661. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms. The SEC also maintains an Internet site at "http://www.sec.gov" that contain reports, proxy and information statements, and other information regarding issuers, like Medallion and Freshstart, that file electronically with the SEC.

   You can also inspect reports, proxy statements, and other information about Medallion and Freshstart at the offices of the Nasdaq National Market, 1735 K Street, N.W., Washington, D.C. 20006.

   Medallion has filed with the SEC a Registration Statement on Form N-14 to register the Medallion common stock to be issued in the merger. This Proxy Statement/Prospectus is a part of that Registration Statement and constitutes a prospectus of Medallion in addition to being a proxy statement of Freshstart for the Special Meeting. As allowed by SEC rules, this Proxy Statement/Prospectus does not contain all the information you can find in the Registration Statement and the exhibits to the Registration Statement.

   The SEC allows us to "incorporate by reference" information into this Proxy Statement/Prospectus, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered part of this Proxy Statement/Prospectus, except for any information superseded by information in (or incorporated by reference in) this Proxy Statement/Prospectus.

   This Proxy Statement/Prospectus incorporates by reference the documents listed below that Medallion and Freshstart have previously filed with the SEC. These documents contain important information about Medallion and Freshstart and their finances.

Medallion SEC Filings (File No. 814-00188)                         Period
------------------------------------------                         ------
Annual Report on Form 10-K...................  Year ended December 31, 1999

Freshstart SEC Filings (File No. 814-00189)                        Period
-------------------------------------------                        ------
Annual Report on Form 10-K...................  Year ended May 31, 1999
Quarterly Reports on Form 10-Q...............  Quarters ended August 31, 1999, November 30,
                                               1999 and February 29, 2000
Current Report on Form 8-K...................  Filed December 29, 1999

Ameritrans Capital Corporation                                     Period
------------------------------                                     ------
Annual Report on Form 10-K...................  Year ended June 30, 1999
Quarterly Report on Form 10-Q................  Quarter ended December 31, 1999

   Medallion and Freshstart are also incorporating by reference all additional documents that either company may file with the SEC between the date of this Proxy Statement/Prospectus and the date of the Special Meeting.

   If you are a shareholder of Medallion or Freshstart, Medallion and Freshstart may have sent you some of the documents incorporated by reference, but you can obtain any of them from Medallion, Freshstart, or the SEC. Documents incorporated by reference are available from Medallion or Freshstart without charge, except for any exhibits to those documents unless we have specifically incorporated by reference a particular exhibit in this Proxy Statement/Prospectus. Shareholders may obtain documents incorporated by reference in this Proxy Statement/Prospectus by requesting them in writing or by telephone from the appropriate party at the following addresses:

              Medallion Financial Corp.      Freshstart Venture Capital Corp.
              437 Madison Avenue, 38th Floor 24-25 Jackson Avenue
              New York, NY 10022             Long Island City, NY 11101
              Attention: Investor Relations  Attention: Investor Relations
              (212) 328-2100                 (718) 361-8295

   If you would like to request documents from Medallion or Freshstart, please
do so by                 to receive them before the Special Meeting.

   We have not authorized anyone to provide you with information that is different from, or in addition to, what is contained or referred to in this Proxy Statement/Prospectus. Medallion has supplied all information contained or incorporated by reference in this Proxy Statement/ Prospectus relating to Medallion, and Freshstart has supplied all such information relating to Freshstart. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or buy, the securities offered by this document or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this document does not extend to you. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

                          FORWARD-LOOKING INFORMATION

   Certain statements contained in this Proxy Statement/Prospectus (including information incorporated by reference) and other written and oral statements made from time to time by Medallion and Freshstart do not relate strictly to historical or current facts. As such, they are considered "forward-looking statements" which provide current expectations or forecasts of future events. Such statements can be identified by the use of words such as "anticipate," "believe," "could," "estimate," "expect," "forecast," "intend," "may," "plan," "possible," "project," "should," "will," and similar words or expressions. Medallion's and Freshstart's respective forward-looking statements generally relate to their respective growth strategies, financial results, product development and regulatory approval programs, and sales efforts. You should carefully consider forward-looking statements and understand that such statements involve a variety of risks and uncertainties, known and unknown, and may be affected by inaccurate assumptions. Because of that, we cannot guarantee any forward-looking statement and actual results may differ materially. It is not possible to foresee or identify all factors affecting Medallion's or Freshstart's respective forward-looking statements, and investors therefore should not consider any list of factors affecting Medallion's or Freshstart's respective forward-looking statements to be an exhaustive statement of all risks, uncertainties, or potentially inaccurate assumptions. Neither Medallion nor Freshstart undertakes any obligation to update any forward-looking statement.

   Also, Medallion has historically been, and continues to be, actively engaged in exploring business opportunities through investments and acquisitions. As such, at any particular time, in addition to investments and acquisitions for which definitive agreements have been executed and publicly announced, Medallion is routinely reviewing several other investment and acquisition opportunities of varying magnitude and significance or negotiating the terms of such potential investments and acquisitions prior to the execution of definitive agreements and public announcements thereof.

   Although we cannot give a comprehensive list of all factors that may cause actual results to differ from Medallion's or Freshstart's forward-looking statements, the factors include those noted in Medallion's and Freshstart's SEC filings incorporated by reference into this Proxy Statement/Prospectus, as well as:

  . changes in governmental laws, regulations, and accounting standards and the enforcement thereof that may be adverse to Medallion or Freshstart;

  . agency or government actions or investigations affecting the industry in general or Medallion or Freshstart in particular;

  . business acquisitions, dispositions, discontinuations or restructurings by Medallion or Freshstart;

  .  the integration of businesses acquired by Medallion or Freshstart;

  . the price and volume fluctuations in the stock markets and their effect on the market prices of investment companies; and

  . economic factors over which neither Medallion nor Freshstart has any control, including changes in inflation, foreign currency rates, and interest rates.

   Medallion and Freshstart note these factors as permitted by the Private Securities Litigation Reform Act of 1995.

                                                                      Appendix A
                                                                  Execution Copy
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER
                         DATED AS OF DECEMBER 22, 1999
                                  BY AND AMONG
                           MEDALLION FINANCIAL CORP.,
                                FS MERGER CORP.,
                                      AND
                        FRESHSTART VENTURE CAPITAL CORP.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
 ARTICLE I.       The Merger; Effect of Merger...........................  A-1
    Section 1.1.  The Merger.............................................  A-1
    Section 1.2.  Effective Time of the Merger...........................  A-1
    Section 1.3.  Effects of Merger......................................  A-1
 ARTICLE II.      The Surviving Corporation..............................  A-2
    Section 2.1.  Certificate of Incorporation...........................  A-2
    Section 2.2.  By-Laws................................................  A-2
    Section 2.3.  Officers and Directors.................................  A-2
 ARTICLE III.     Conversion of Shares...................................  A-2
    Section 3.1.  Conversion of Shares...................................  A-2
    Section 3.2.  Appraisal Rights.......................................  A-3
    Section 3.3.  Parent to Make Certificates Available..................  A-3
    Section 3.4.  Dividends; Transfer Taxes..............................  A-4
    Section 3.5.  No Fractional Securities...............................  A-4
    Section 3.6.  Closing of Company Transfer Books......................  A-4
    Section 3.7.  Stockholder Approval...................................  A-4
    Section 3.8.  Tax Treatment..........................................  A-5
 ARTICLE IV.      Representations and Warranties of the Company..........  A-5
    Section 4.1.  Execution and Delivery.................................  A-5
    Section 4.2.  Consents and Approvals.................................  A-5
    Section 4.3.  No Breach..............................................  A-5
    Section 4.4.  Organization, Standing and Authority...................  A-6
    Section 4.5.  Capitalization of the Company..........................  A-6
    Section 4.6.  Options and Other Stock Rights.........................  A-6
    Section 4.7.  Subsidiaries...........................................  A-6
    Section 4.8.  Corporate Records......................................  A-6
    Section 4.9.  Information in Disclosure Documents....................  A-7
    Section 4.10. SEC Documents; Financial Statements....................  A-7
    Section 4.11. Liabilities............................................  A-8
    Section 4.12. No Material Adverse Change.............................  A-8
    Section 4.13. Compliance with Laws...................................  A-8
    Section 4.14. Permits................................................  A-8
    Section 4.15. Actions and Proceedings................................  A-8
    Section 4.16. Contracts and Other Agreements.........................  A-8
    Section 4.17. Investment Portfolio...................................  A-10
    Section 4.18. Real Property..........................................  A-10
    Section 4.19. Intellectual Property..................................  A-11
    Section 4.20. Receivables............................................  A-11
    Section 4.21. Banking................................................  A-12
    Section 4.22. Liens..................................................  A-12
    Section 4.23. Employee Benefit Plans.................................  A-12
    Section 4.24. Employee Relations.....................................  A-13
    Section 4.25. Insurance..............................................  A-13
    Section 4.26. Officers, Directors, Employees, Consultants............  A-14
    Section 4.27. Transactions with Directors, Officers and Affiliates...  A-14
    Section 4.28. Operations of the Company..............................  A-14
    Section 4.29. Brokerage..............................................  A-15

                          AGREEMENT AND PLAN OF MERGER

   THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of December 22, 1999, is made by and among Medallion Financial Corp., a Delaware corporation ("Parent"), FS Merger Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), and FreshStart Venture Capital Corp., a New York corporation (the "Company"). Certain terms used in this Agreement are defined in Article XIII.

                                  WITNESSETH:

   WHEREAS, Parent and Sub desire to effect a business combination by means of the merger of Sub with and into the Company;

   WHEREAS, the Board of Directors of Parent and Sub and the stockholder of Sub and the Board of Directors of the Company have approved the merger of Sub with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth herein;

   WHEREAS, as a condition and inducement to Parent to enter into this Agreement and to incur the obligations set forth herein, Parent and the Company have entered in the Stock Option Agreement, dated August 12, 1999, between the Company and Parent (the "Option Agreement"), pursuant to which, among other things, the Company has granted Parent an option to purchase shares of Company Common Stock subject to certain conditions;

   WHEREAS, for federal income tax purposes, it is intended that the Merger qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

   WHEREAS, for accounting purposes, it is intended that the Merger shall be accounted for as a "pooling of interests".

   NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I.

                          The Merger; Effect of Merger

   Section 1.1 The Merger. Upon the terms and subject to the conditions of this Agreement and in accordance with the applicable provisions of the Delaware General Corporation Law, as amended, and any rules and regulations thereunder (the "Delaware Corporation Law") and the New York Business Corporation Law, as amended, and any rules and regulations thereunder (the "New York Corporation Law"), Sub shall be merged with and into the Company and the separate existence of Sub shall thereupon cease. The name of the Company, as the surviving corporation in the Merger (the "Surviving Corporation"), shall by virtue of the Merger be changed to such name as Parent, in its sole discretion, may choose.

   Section 1.2 Effective Time of the Merger. The Merger shall become effective at such time as a properly executed Certificate of Merger or other appropriate document is duly filed with the Secretaries of State of Delaware and New York, which filing shall be made as soon as practicable following fulfillment or waiver of the conditions set forth in Articles VII, VIII and IX hereof or such later time as is specified in such filing (the "Effective Time").

   Section 1.3. Effects of Merger.

   (a) The Merger shall have the effects set forth in Section 259 of the Delaware Corporation Law and Section 906 of the New York Corporation Law.

   (b) By virtue of the approval of the Merger by the holders of Company Common Stock, the holders of all Company Common Stock immediately prior to the Effective Time (collectively, the "Company Stockholders" or individually, a "Company Stockholder"), whether or not such stockholder voted in favor of the Merger, shall be deemed to have approved the terms and conditions of this Agreement, including, but not limited to, Article XI of this Agreement.

                                  ARTICLE II.

                           The Surviving Corporation

   Section 2.1 Certificate of Incorporation. The Certificate of Incorporation of the Company as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation, and thereafter may be amended in accordance with its terms and as provided by the New York Corporation Law, except as provided by Section 6.21 hereof.

   Section 2.2 By-Laws. The by-laws of the Company as in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation, and thereafter may be amended in accordance with their terms and as provided by the New York Corporation Law.

   Section 2.3 Officers and Directors. The officers and the directors of Sub immediately prior to the Effective Time shall be the officers and directors of the Surviving Corporation after the Effective Time, in each case until their respective successors are duly elected and qualified.

                                  ARTICLE III.

                              Conversion of Shares

   Section 3.1 Conversion of Shares.

     (a) Subject to Sections 3.2 hereof, at the Effective Time, by virtue of the Merger and without any action on the part of any Company Stockholder:

     (1) Conversion of Company Common Stock. Each outstanding share of Company Common Stock shall be converted into that number of fully paid and nonassessable shares of Parent Common Stock (or fraction thereof) equal to the quotient (such quotient, the "Exchange Ratio") obtained by dividing (to five places after the decimal point):

       (a) (x) $4.025 by (y) the average of the closing sale prices per share of Parent Common Stock on the Nasdaq National Market for the 10 trading days which immediately precede the Business Day three Business Days preceding the Closing Date (the "Determination Period"); if such average is between $12.00 and $15.99; or

       (b) (x) $4.125 by (y) the average of the closing sale prices per share of Parent Common Stock on the Nasdaq National Market for the Determination Period; if such average is between $16.00 and $19.50; or

       (c) (x) $4.375 by (y) the average of the closing sale prices per share of Parent Common Stock on the Nasdaq National Market for the Determination Period; if such average is between $19.51 and $23.50; or

       (d) (x) $4.625 by (y) the average of the closing sale prices per share of Parent Common Stock on the Nasdaq National Market for the Determination Period; if such average is between $23.51 and $27.50; or

       (e) (x) $4.875 by (y) the average of the closing sale prices per share of Parent Common Stock on the Nasdaq National Market for the Determination Period; if such average exceeds $27.51;

  If the average of the closing sale prices per share of Parent Common Stock on the Nasdaq National Market for the Determination Period is less than $12.00, then each outstanding share of Company Common Stock shall be converted into that number of fully paid and nonassessable shares of Parent Common Stock (or fraction thereof) equal to the quotient obtained by dividing (to five places after the decimal point): (x) $4.025 by (y) the average of the closing sale prices per share of Parent Common Stock on the Nasdaq National Market for the Determination Period; provided, however, Parent shall have the right to terminate this Agreement pursuant to Article XII;

       (f) If at any time after the commencement of the Determination Period, but prior to the Effective Time, the outstanding shares of Parent Common Stock shall be changed into a different number of shares or a different class by reason of any reclassification, recapitalization, split-up, combination, exchange of shares or readjustment, or if a stock dividend thereon shall be declared with a record date within such period, the Exchange Ratio shall be correspondingly adjusted.

     (2) Cancellation of Company Treasury Stock. All shares of Company Common Stock which are held in the treasury of the Company shall be canceled and shall cease to exist.

   (b) Each issued and outstanding share of capital stock of Sub shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $.01 per share, of the Surviving Corporation.

   Section 3.2. Appraisal Rights. Notwithstanding anything in this Agreement to the contrary, but only in the circumstances and to the extent provided by the New York Corporation Law, shares of Company Common Stock that are outstanding immediately prior to the Effective Time and that are held by Company Stockholders who were entitled to but did not vote such shares in favor of the Merger and who shall have properly and timely delivered to the Company a written demand for appraisal of their shares of Company Common Stock in accordance with Sections 910 and 623 of the New York Corporation Law ("Dissenting Shares") shall not be converted into the right to receive, or be exchangeable for, shares of Parent Common Stock. Instead, the holders thereof shall be entitled to payment of the fair value of such shares in accordance with the provisions of Sections 910 and 623 of the New York Corporation Law; provided, however, that (i) if any holder of Dissenting Shares shall subsequently withdraw his demand for payment of the fair value of such Dissenting Shares or (ii) if any holder fails to establish and perfect his entitlement to the relief provided in Sections 910 and 623 of the New York Corporation Law, the rights and obligations of such holder to receive such fair value shall terminate, and such Dissenting Shares shall thereupon be deemed to have been converted into the right to receive, and to have become exchangeable for, as of the Effective Time, shares of Parent Common Stock in accordance with
Section 3.1(a) hereof. The Company shall give Parent prompt notice of any demands received by the Company for appraisal of Dissenting Shares, and Parent shall have the right to participate in all negotiations and proceedings with respect to such demands. Prior to the Effective Time, the Company will not make any payment with respect to, or settle or offer to settle, the demands of any Dissenting Shares without the written consent of Parent. The Company shall comply with the notice provisions of Section 623 of the New York Corporation Law.

   Section 3.3 Parent to Make Certificates Available.

   (a) Prior to the Closing, Parent shall select a person or persons to act as exchange agent for the Merger (the "Exchange Agent"), which person or persons shall be reasonably acceptable to the Company. On the Closing Date, Parent shall deliver to the Exchange Agent, in trust for the benefit of the Company Stockholders (other than Company Stockholders who hold Dissenting Shares), a stock certificate (issued in the name of the Exchange Agent or its nominee) representing the Share Consideration. As soon as reasonably practicable after the Effective Time but in no event more than five Business Days after the Effective Time, Parent shall cause the Exchange Agent to send a notice and a letter of transmittal to each Company Stockholder advising such holder of the effectiveness of the Merger and the procedure for surrendering to the Exchange Agent for cancellation such holder's certificates representing Company Common Stock ("Certificates"), in exchange for the Share Consideration. Each Company Stockholder will be entitled to receive, upon surrender to the Exchange Agent for cancellation of one or more Certificates, certificates representing the number of shares of

Parent Common Stock into which such shares are converted in the Merger, without consideration of fractional shares as provided in Section 3.5. Parent Common Stock into which Company Common Stock shall be converted in the Merger shall be deemed to have been issued at the Effective Time (the "Share Consideration"). In the event that any Company Stockholder's Certificates have been lost, stolen or destroyed, such Company Stockholder will be entitled to receive the Share Consideration only after providing an affidavit of loss and indemnity bond, in form satisfactory to the Exchange Agent.

   (b) Any Company Stockholder who has not exchanged his Certificates for Parent Common Stock in accordance with subsection (a) within six months after the Effective Time shall have no further claim upon the Exchange Agent, and shall thereafter look only to Parent and the Surviving Corporation for payment in respect of his shares of Company Common Stock. Until so surrendered, Certificates shall represent solely the right to receive the Share Consideration. If any Certificates entitled to payment pursuant to Section 3.1 shall not have been surrendered for such payment prior to such date on which any payment in respect thereof would otherwise escheat to or become the property of any Governmental Entity, the shares of Company Common Stock represented thereby shall, to the extent permitted by applicable law, be deemed to be canceled and no money or other property will be due to the holder thereof.

   Section 3.4. Dividends; Transfer Taxes. No Distributions that are declared or made with respect to Parent Common Stock will be paid to persons entitled to receive certificates representing Parent Common Stock pursuant to this Agreement until such persons surrender their Certificates. Upon such surrender, there shall be paid to the person in whose name the certificates representing such Parent Common Stock shall be issued Distributions which shall have become payable with respect to such Parent Common Stock in respect of a record date after the Effective Time. In no event shall the person entitled to receive such Distributions be entitled to receive interest on such Distributions. In the event that any certificates for any shares of Parent Common Stock are to be issued in a name other than that in which the Certificates surrendered in exchange therefor are registered, it shall be a condition of such exchange that the Certificate or Certificates so surrendered shall be properly endorsed or be otherwise in proper form for transfer (including signature guarantee) and that the person requesting such exchange shall pay to the Exchange Agent any transfer or other taxes required by reason of the issuance of certificates for such shares of Parent Common Stock in a name other than that of the registered holder of the Certificate surrendered, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable. Notwithstanding the foregoing, neither the Exchange Agent nor any party hereto shall be liable to a holder of shares of Company Common Stock for any shares of Parent Common Stock or dividends thereon delivered to a public official pursuant to any applicable escheat laws.

   Section 3.5. No Fractional Securities. Notwithstanding any other provision of this Agreement, no certificates or scrip for shares of common stock representing less than one share of Parent Common Stock shall be issued upon the surrender for exchange of Certificates pursuant to this Article III and no Distribution that is declared or made with respect to Parent Common Stock, stock split or interest shall relate to any fractional security, and such fractional interests shall not entitle the owner thereof to vote or to any rights of a security holder. Each holder of shares of Company Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Parent Common Stock (after taking into account all Certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to (x) such fractional part of a share of Parent Common Stock multiplied by (y) the average of the closing sale prices per share of Parent Common Stock on the Nasdaq National Market for the Determination Period.

   Section 3.6. Closing of Company Transfer Books. Immediately prior to the Effective Time, the Company Common Stock transfer books shall be closed and no transfer of Company Common Stock shall thereafter be made.

   Section 3.7 Stockholder Approval. The Company shall take all action necessary, in accordance with applicable law and its Certificate of Incorporation and By-Laws, to convene a special meeting of the holders of

Company Common Stock (the "Company Meeting") as promptly as practicable for the purpose of considering and taking action upon this Agreement. The Board of Directors of the Company has approved the Merger and adopted this Agreement and recommended that holders of Company Common Stock vote in favor of and approve the Merger and the adoption of this Agreement at the Company Meeting.

   Section 3.8. Tax Treatment. The Merger is intended to constitute a reorganization under Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code, and Parent and the Company shall not report the transaction on any tax return in a manner or take any action inconsistent therewith.

                                  ARTICLE IV.

                 Representations and Warranties of the Company

   The Company represents and warrants to Parent and Sub that, except as set forth in the disclosure schedule attached hereto (the "Company Disclosure Schedule"), which Company Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article IV and may be amended from time to time pursuant to the provisions hereof:

   Section 4.1. Execution and Delivery. The Company has the corporate power and authority to enter into this Agreement and each agreement, document or instrument contemplated hereby or to be executed in connection herewith to which the Company is a party (the "Company Documents") and, subject to approval of this Agreement by the holders of the Company Common Stock, to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the Company Documents and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Company's Board of Directors. This Agreement constitutes the valid and binding obligation of the Company and the Company Documents, when executed and delivered, will constitute the valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought. Except for the approval of the holders of a majority of the outstanding shares of Company Common Stock, no other corporate proceedings on the part of the Company are necessary after the date of this Agreement to authorize this Agreement and the Company Documents and the transactions contemplated hereby and thereby.

   Section 4.2. Consents and Approvals. The execution and delivery by the Company of this Agreement and the Company Documents, the performance by the Company of its obligations hereunder and thereunder, and the consummation by the Company of the transactions contemplated hereby and thereby, as the case may be, do not require the Company to obtain any consent, approval or action of, or make any filing or registration with, or give any notice to, any person or any Governmental Entity, other than (i) in connection, or in compliance, with the provisions of the H-S-R Act, if applicable, and the Exchange Act, which will be duly obtained or made, as the case may be, on or prior to the Closing, and will be in full force and effect on the Closing Date, (ii) in the case of the performance by the Company of its obligations hereunder and under the Company Documents and the consummation by the Company of the transactions contemplated hereby and by the Company Documents, the approval of the holders of the Company Common Stock as specified in Section 4.1, (iii) the approval of the United States Small Business Administration (the "SBA") and (iv) the filing of the Certificate of Merger with the Secretaries of State of Delaware and New York.

   Section 4.3 No Breach. The execution, delivery and performance by the Company of this Agreement and the Company Documents and the consummation by the Company of the transactions contemplated hereby and thereby in accordance with the terms and conditions hereof and thereof will not (i) violate any provision of the Certificate of Incorporation or By-Laws of the Company; (ii) violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both, constitute) a default under, any contract or other agreement or instrument to which the Company is a party or by or to which the assets or properties of the Company may be bound or subject; (iii) violate any order, judgment, injunction, award or decree of any Governmental Entity against, or binding upon, or any agreement with, or condition imposed by, any Governmental Entity, binding upon the Company, or upon the securities, assets or business of the Company; (iv) violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to the Company, or to the securities, assets or business of the Company; (v) result in the creation or imposition of any lien or other encumbrance or the acceleration of any indebtedness or other obligation of the Company; or (vi) result in the breach of any of the terms or conditions of, constitute a default under, or otherwise cause a violation of, any Permit of the Company; except in the case of (ii) through (vi) above, for violations, conflicts, breaches, defaults, modifications, impairments, liens or other encumbrances that would not, individually or in the aggregate, have a material adverse effect on the business, properties, assets, condition (financial or otherwise), liabilities, operations or prospects of the Company, or adversely affect the consummation of the transactions contemplated hereby (a "Company Material Adverse Effect").

   Section 4.4. Organization, Standing and Authority. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New York and has all requisite corporate power and authority to own, lease and operate its assets, properties and business and to carry on its business as now being conducted or currently proposed to be conducted. The Company is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or held under lease or the nature of such activities make such qualification necessary, except where the failure to so qualify would not, individually or in the aggregate, have a Company Material Adverse Effect. All such jurisdictions are set forth on Section 4.4 of the Company Disclosure Schedule. The copies of the Certificate of Incorporation and By-Laws of the Company included as part of Section 4.4 of the Company Disclosure Schedule constitute accurate and complete copies of such organizational instruments and accurately reflect all amendments thereto through the date hereof.

   Section 4.5. Capitalization of the Company. The authorized capital stock of the Company consists of 5,000,000 shares of Company Common Stock and 10,000,000 shares of Company Preferred Stock. As of the date of this Agreement there were 2,172,688 shares of Company Common Stock and 1,410,000 shares of Company Preferred Stock outstanding. As of the date hereof, there are no bonds, debentures, notes or other indebtedness having the right to vote on any matters on which the Company's stockholders may vote issued or outstanding.

   Section 4.6. Options and Other Stock Rights. Except for options to purchase Company Common Stock pursuant to the Stock Option Agreement, between the Company and Parent, dated August 17, 1999, there is no (i) outstanding option, warrant, call, unsatisfied preemptive right or other agreement of any kind to purchase or otherwise to receive from the Company any of the outstanding, authorized but unissued, unauthorized or treasury shares of Company Common Stock, Company Preferred Stock or any other security of the Company, (ii) outstanding security of any kind convertible into any security of the Company, and (iii) outstanding contract or other agreement to purchase, redeem or otherwise acquire any outstanding shares of Company Common Stock, Company Preferred Stock or any other security of the Company.

   Section 4.7. Subsidiaries.

   (a) The Company does not have any direct or indirect Subsidiaries.

   (b) As of the date hereof, the Company has not made any advances to or investments in, and does not own any securities of or other interests in, any other person.

   Section 4.8. Corporate Records. The minute books of the Company reflect, for the period beginning three years prior to the date hereof through and including the date hereof, and true and complete copies of all such records have heretofore been delivered to Parent, all as in effect on the date hereof. For the period beginning on the date of the Company's incorporation through and including the date three years prior to the date hereof, to the best of the Company's knowledge, the minute books of the Company reflect all actions taken at all meetings, and by consents in lieu of meetings, of the stockholders of the Company, the Board of Directs of the Company and all committees thereof.

   Section 4.9. Information in Disclosure Documents. None of the information with respect to the Company to be included in (i) the joint prospectus/proxy statement of the Company and Parent (the "Proxy Statement") required to be mailed to the stockholders of the Company in connection with the Merger and
(ii) the Registration Statement to be filed with the Commission by Parent on Form N-14 under the Securities Act for the purpose of registering the shares of Parent Common Stock to be issued in the Merger (the "Registration Statement") will, in the case of the Proxy Statement or any amendments or supplements thereto, at the time of the mailing of the Proxy Statement and any amendments or supplements thereto, and at the time of the Company Meeting, or, in the case of the Registration Statement, at the time it becomes effective and at the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this provision shall not apply to statements or omissions in the Registration Statement or Proxy Statement based upon information furnished by Parent for use therein. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder. No representation or warranty made by the Company contained in this Agreement and no statement contained in any certificate, list, exhibit or other instrument specified in this Agreement, including without limitation the Company Disclosure Schedule, as the same may be amended pursuant to the provisions hereof, contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

   Section 4.10. SEC Documents; Financial Statements.

   (a) The Company has filed and will file with the SEC all forms, reports, schedules, statements, exhibits and other documents (other than registration statements on Form S-8 or reports on Form 11-K, in each case relating to employee benefit plans) (collectively, the "Company SEC Documents") required to be filed on or before the date hereof or the Closing Date, respectively, by it under the Securities Act or the Exchange Act. The Company has furnished or made available to Parent true and correct copies of all Company SEC Documents filed by the Company since June 1, 1998 and will promptly furnish to Parent any other Company SEC Document filed by or on behalf of the Company with the SEC from the date hereof to the Closing Date. At the time filed, the Company SEC Documents filed by the Company since June 1, 1998 (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Securities Act or Exchange Act, as the case may be.

   (b) The audited consolidated financial statements of the Company for the three years ended May 31, 1999, together with the reports and opinions thereon of Michael C. Finkelstein and the unaudited consolidated financial statements of the Company for the three months ended August 31, 1999 (the "Company Interim Financial Statements"), which are included in the Company SEC Documents and have previously been delivered to Parent, are collectively referred to herein as the "Company Financial Statements". The Company Financial Statements comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto; and fairly present, in all material respects, on a consolidated basis, the financial position of the Company at, and the results of its operations for, each of the periods then ended and were prepared in conformity with GAAP applied on a consistent basis, except as otherwise disclosed therein and, subject, in the case of the Company Interim Financial Statements, to normal year-end adjustments, the absence of footnote disclosures, and any other adjustments described therein.

   (c) As at November 30, 1999, and as reflected in the Company's Form 10-Q, which will be filed on or before January 15, 2000, the Company had a total stockholders' equity of at least $8,480,000, including $1,410,000 of Company Preferred Stock, and minimum total investments at book value of at least $23,000,617, which is net of participations of $15,628,448 and a reduction of $751,000 to state investments at fair value (compared to a fair value adjustment to book value of $316,000, at August 31, 1999, resulting in a net adjustment of $435,000, during the quarter ended at November 30, 1999).

   Section 4.11. Liabilities.

   (a) The Company does not have any direct or indirect liability, contingent or otherwise, that is required by GAAP to be reflected or reserved for on the financial statements of the Company (collectively, the "Liabilities"), that was not adequately reflected or reserved against on the Audited Financial Statements for the period ended May 31, 1999 or on the Company Interim Financial Statements for the three-month period ended August 31, 1999, other than (i) liabilities incurred in the ordinary course of business since June 1, 1999 consistent with past practices, or (ii) liabilities permitted by this Agreement to be incurred in connection with the transactions contemplated by this Agreement.

   (b) No payments are due to the SBA as a result of the transactions contemplated hereby, including, without limitation, any accrued interest or dividends resulting from the Company's previous repurchase of its 3% preferred stock from the SBA.

   Section 4.12. No Material Adverse Change. Except as disclosed in Section
4.12 of the Company Disclosure Schedule, since August 31, 1999, there has been no material adverse change in the management, assets, Liabilities, properties, business, operations, financial condition, results of operations or prospects of the Company.

   Section 4.13. Compliance with Laws. Except as disclosed in Section 4.13 of the Company Disclosure Schedule, the Company is not in violation of any applicable order, judgment, injunction, award or decree, law, ordinance or regulation or any other requirement of any Governmental Entity applicable to the Company or any of its businesses. The Company has not received notice that any such violation has been alleged or is being investigated.

   Section 4.14. Permits. The Company has obtained all Permits that are necessary for the ownership and conduct of its businesses as presently conducted or currently proposed to be conducted, other than any Permits, the absence of which would not, individually or in the aggregate, have a Company Material Adverse Effect; such Permits are in full force and effect and are sufficient for the ownership and conduct of such businesses as presently conducted or currently proposed to be conducted; no violations exist or have been recorded in respect of any Permit; and no proceeding is pending or, to the knowledge of the Company, threatened, that would suspend, revoke or limit any Permit.

   Section 4.15. Actions and Proceedings. There are no outstanding orders, judgments, injunctions, awards or decrees of any Governmental Entity against or involving the Company or any of its directors, officers or employees (in their capacities as such). Except as disclosed in Section 4.15 of the Company Disclosure Schedule, as of the date of this Agreement there is no claim, action, suit, litigation, legal, administrative or arbitration proceeding, whether formal or informal (including, without limitation, any claim or notice of intent to institute any matter), which is pending or, to the Company's knowledge, threatened against or involving the Company or any of its directors, officers or employees (in their capacities as such) or properties, capital stock or assets.

   Section 4.16. Contracts and Other Agreements.

   (a) Section 4.16 of the Company Disclosure Schedule sets forth as of the date of this Agreement each contract and other agreement as described below (whether or not in writing) which is currently in effect (unless indicated otherwise below) to which the Company is a party or by or to which its assets or properties are bound, excluding agreements with portfolio companies included in the Company's investment portfolio:

     (i) contracts and other agreements with any current or former officer, director, employee, consultant, agent or other representative of the Company, other than pursuant to Plans described in Section 4.23 of the Company Disclosure Schedule;

     (ii) contracts and other agreements with any labor union or association representing any employee;

     (iii) contracts and other agreements for the purchase or sale of equipment or services, which involve the receipt or payment by the Company of an amount in excess of $2,000 per month (in the aggregate in the case of any related series of contracts and other agreements);

     (iv) contracts and other agreements for the sale of any of the assets or properties of the Company or for the grant to any person of any preferential rights to purchase any of the assets or properties of the Company, which involve the receipt or payment by the Company of an amount in excess of $10,000 (in the aggregate in the case of any related series of contracts and other agreements);

     (v) contracts and other agreements calling for an aggregate purchase price or payments in any one year of more than $10,000 payable by the Company in any one case (in the aggregate in the case of any related series of contracts and other agreements);

     (vi) contracts and other agreements, whether or not currently in effect, relating to the acquisition by the Company of any business of, or the disposition of any business involving the Company to, any other person;

     (vii) contracts relating to the disposition or acquisition of any investment or of any interest in any person, which involved the receipt or payment by the Company of an amount in excess of $10,000 (in the aggregate in the case of any related series of contracts and other agreements);

     (viii) joint venture and similar agreements which would involve the receipt or payment by the Company of an amount in excess of $50,000 (in the aggregate in the case of any related series of contracts or other agreements);

     (ix) contracts and other agreements, whether or not currently in effect, under which the Company agreed to indemnify any party or to share tax liability of any party, which could involve the payment by the Company of an amount in excess of $10,000 (in the aggregate in the case of any related series of contracts or other agreements);

     (x) contracts and other agreements containing covenants of the Company, or, to the Company's knowledge, its officers, directors or employees, not to compete in or solicit employees in any line of business or with any person in any geographical area or covenants of any other person not to compete with or solicit employees from the Company in any line of business or in any geographical area;

     (xi) contracts and other agreements relating to the making of any loan or other extension of credit by the Company or of any loan by the Company to a stockholder, officer or director of the Company or from a stockholder of the Company to the Company;

     (xii) contracts and other agreements relating to the borrowing of money by, or indebtedness of, the Company or the direct or indirect guaranty by the Company of any obligation or indebtedness of any other person or Governmental Entity (other than any accounts receivable or accounts payable of the Company), including, without limitation, any (a) agreement or arrangement relating to the maintenance of compensating balances, (b) agreement or arrangement with respect to lines of credit, (c) agreement to advance or supply funds to any other person other than in the ordinary course of business, (d) agreement to pay for property, products or services of any other person even if such property, products or services are not conveyed, delivered or rendered, (e) keep-well, make-whole or maintenance of working capital or earnings or similar agreement, and (f) guaranty with respect to any lease or other similar periodic payments to be made by any such person;

     (xiii) contracts and other agreements relating to the provision by or to the Company of third party management or administration services, which involve the receipt or payment by the Company of an amount in excess of $10,000 (in the aggregate in the case of any related series of contracts and other agreements);

     (xiv) each Lease and lease of personal property which requires annual lease payments in excess of $10,000;

     (xv) contracts and other agreements pursuant to which the Company obtains or grants insurance or reinsurance;

     (xvi) contracts and other agreements between the Company and any Governmental Entity;

     (xvii) contracts and other agreements which require payments generated by a change in control of the Company;

     (xviii) contracts and other agreements with any stockholder, director or officer of the Company; and

     (xix) contracts and other agreements, whether or not currently in effect, relating to disposal of any controlled or hazardous substance or waste.

   (c) There have been made available to Parent prior to the date hereof true and complete copies of all of the contracts and other agreements set forth in
Section 4.16 of the Company Disclosure Schedule. Each such contract and other agreement is valid, in full force and effect and binding upon the Company and, to the Company's knowledge, the other parties thereto in accordance with its terms, and the Company is not in default under any of them and the Company has no knowledge of any threat of cancellation or termination thereunder, nor will the consummation of the transactions contemplated by this Agreement result in a default under any such contract or other agreement or the right to terminate such contract or other agreement. No Permits or other documents or agreements with, or issued by or filed with, any person, have been granted to any other person that provide the right to use any real or tangible personal property comprising any portion of the assets of the Company. The Company is not a party to any contract, commitment, arrangement or agreement which would, following the Closing, restrain or restrict Parent or any affiliate of Parent, from operating the business of the Company in the manner in which it is currently operated.

   Section 4.17. Investment Portfolio.

   (a) The Company's investment portfolio was acquired in the ordinary course of business, and a true and complete list of the investments in such portfolio, as of the date hereof, with information included thereon as to the principal terms of, interest rate, and maturity date thereof, and type and value of collateral thereon (if any), as of such date, is listed in Section
4.17 of the Company Disclosure Schedule. Except as disclosed in Section 4.17 of the Company Disclosure Schedule, none of the investments included in such portfolio is in default in the payment of principal or interest or materially impaired. By virtue of the preemption provisions contained in the Small Business Investment Act of 1958, the loans included in the Company's investment portfolio need not comply with the laws and regulations of each of the various states in which the Company does business or in which the Company's borrowers are located.

   (b) Section 4.17 of the Company Disclosure Schedule sets forth as of the date of this Agreement each contract and other agreement between the Company and the portfolio companies in which it has invested. Each such contract and other agreement is valid, in full force and effect and binding upon the Company and, to the Company's knowledge, the other parties thereto in accordance with its terms, and the Company is not in default under any of them and the Company has no knowledge of any threat of cancellation or termination thereunder, nor will the consummation of the transactions contemplated by this Agreement result in a default under any such contract or other agreement or the right to terminate such contract or other agreement.

   Section 4.18. Real Property.

   (a) Section 4.18 of the Company Disclosure Schedule sets forth a list and summary description of all leases, subleases, licenses, occupancy agreements or other agreements, written and oral, together with any amendments or modifications thereto (each a "Lease" and collectively, the "Leases") with respect to (A) all real property leased by the Company (whether as lessor or lessee and including those in the names of nominees or other entities) and used or occupied in connection with the business of the Company (the "Leased Real Property") and (B) all real property leased or subleased by the Company, as lessor or sublessor, to third parties (such Section 4.18 of the Company Disclosure Schedule to include the date of each Lease, the address of the respective Leased Real Property, the amount of square feet of such Leased Real Property, the Lease term commencement date, the Lease term expiration date, any renewal options and any early termination provisions in each case with respect to each portion of the Leased Real Property). The Company does not own any real property.

   (b) Each Lease is, with respect to the Company, in full force and effect, and to the Company's knowledge, is in full force and effect with respect to each other party thereto. The Company has performed all obligations required to be performed by it to date under, and is not in default in respect of, any Lease, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default by the Company. To the knowledge of the Company, there is no default asserted thereunder by any other party thereto and there are no unasserted defaults. All rentals and other payments due under each such Lease have been duly paid.

   (c) The Company has not received any notice of any violation of any applicable building, zoning, land use or other similar statutes, laws, ordinances, regulations, permits or other requirements (including, without limitation, the Americans with Disabilities Act) in respect of the Leased Real Properties, which has not been heretofore remedied, and there does not exist any such violations which, individually or in the aggregate, could have a Company Material Adverse Effect. The Company has not received any notice that any operations on or uses of the Leased Real Properties constitute non-conforming uses under any applicable building, zoning, land use or other similar statutes, laws, ordinances, regulations, permits or other requirements. The Company has no knowledge of nor has received any notice (other than published notice not actually received) of any pending or contemplated rezoning proceeding affecting the Leased Real Properties.

   (d) The Company has not received notice from any insurance carrier regarding defects or inadequacies in the Leased Real Properties, which, if not corrected, would result in termination of the Company's insurance coverage therefor or an increase in the cost thereof.

   (e) To the knowledge of the Company, there is no pending or threatened: (i) condemnation of any part of the Leased Real Properties by any Governmental Entity; (ii) special assessment against any part of the Leased Real Properties; or (iii) litigation against the Company for breach of any restrictive covenant affecting any part of the Leased Real Properties.

   (f) The improvements at the Leased Real Properties are in good condition and repair, ordinary wear and tear excepted, and have not suffered any casualty or other damage which has not been repaired.

   Section 4.19. Intellectual Property.

   The Company owns, or is licensed or otherwise has adequate right to use, all patents, patent rights, trademarks, trademark rights, service marks, service mark rights, trade names, trade name rights, copyrights, know-how, technology, trade secrets and other proprietary information (collectively, the "Intellectual Property Rights") which are material to the conduct of the business of the Company. No claims have been asserted by any Person, and the Company has not asserted a claim against any Person, with respect to any of the Intellectual Property Rights owned or used by the Company, challenging or questioning the validity or effectiveness of any license or agreement relating thereto to which the Company is a party, in any case that would be reasonably likely to have a Material Adverse Effect on the Company.

   Section 4.20. Receivables. All accounts receivable and vendor receivables reflected in the Company Interim Financial Statements, and all accounts receivable and vendor receivables arising subsequent to August 31, 1999, represent bona fide transactions that have arisen in the ordinary course of business, are valid and existing and represent moneys due. The Company has made and will make adjustments to the carrying value of such receivables reasonably considered adequate for receivables not collectible in the ordinary course of its business in accordance with GAAP, consistently applied.

   Section 4.21. Banking. Section 21 of the Company Disclosure Schedule contains a complete list of all of the bank accounts and lines of credit owned or used by the Company, and the names of all persons with authority to withdraw funds from, or execute drafts or checks on, each such account.

   Section 4.22. Liens. The Company has good and marketable title to all of its respective assets and properties, in each case free and clear of any lien or other encumbrance, except for (i) liens or other encumbrances securing taxes, assessments, governmental charges or levies, or the claims of materialmen, carriers, landlords and like persons, all of which are not yet delinquent or which are being contested in good faith or (ii) liens or other encumbrances of a character that do not detract from the value of the property subject thereto or impair the use of or the access to the property subject thereto, or impair the operation of the Company or detract from its business.

   Section 4.23 Employee Benefit Plans.

   (a) Section 4.23(a) of the Company Disclosure Schedule sets forth all "employee benefit plans", as defined in Section 3(3) of ERISA, and all other employee benefit arrangements or payroll practices, including, without limitation, any such arrangements or payroll practices providing severance pay, sick leave, vacation pay, salary continuation for disability, retirement benefits, deferred compensation, bonus pay, incentive pay, stock options, hospitalization insurance, medical insurance, life insurance, scholarships or tuition reimbursements, maintained by the Company or to which the Company is obligated to contribute thereunder for current or former employees of the Company or to which the Company has contributed or has been obligated to contribute thereunder within the six-year period preceding the date hereof. Each of the employee benefit plans, practices and arrangements set forth in
Section 4.23 of the Company Disclosure Schedule shall hereafter be referred to as a "Plan" (or "Plans" as the context may require).

   (b) None of the Plans is a "multiemployer plan," as defined in Section 3(37) of ERISA or a "defined benefit plan," as defined in Section 3(35) of ERISA.

   (c) Each of the Plans that are intended to qualify under Section 401(a) of the Code, and the trusts maintained pursuant thereto, have been determined to be exempt from federal income taxation under Section 501 of the Code by the IRS (or remain within the remedial amendment period for obtaining an initial determination of exemption from tax), and nothing has occurred with respect to the operation of any such Plan which could cause the loss of such qualification or exemption or the imposition of any liability, penalty or tax under ERISA or the Code.

   (d) All contributions (including all employer contributions and employee salary reduction contributions) required to have been made under the Plans or by law to any funds or trusts established thereunder or in connection therewith have been made by the due date thereof (including any valid extensions), and all contributions for any period ending on or before the Effective Time which are not yet due will have been paid or accrued on or prior to the Effective Time.

   (e) There has been no violation of ERISA, the Code or other applicable law with respect to the filing of applicable reports, documents and notices regarding the Plans with the Secretary of Labor or the Secretary of the Treasury, or the furnishing of required reports, documents or notices to the participants or beneficiaries of the Plans.

   (f) True, correct and complete copies of the following documents, with respect to each of the Plans, have been delivered to Parent by the Company: (i) all plans and related trust documents, and amendments thereto; (ii) the most recent IRS Forms 5500; (iii) the last IRS determination letter; and (iv) summary plan descriptions.

   (g) There are no pending actions, claims or lawsuits which have been asserted or instituted against the Plans, the assets of any of the trusts under such plans or the plan sponsor or the plan administrator, or against any fiduciary of the Plans with respect to the operation of such Plans (other than routine benefit claims or actions seeking qualified domestic relations orders), nor does the Company have knowledge of any threatened claim or lawsuit.

   (h) The Plans have been maintained in accordance with their terms and with all provisions of ERISA and the Code (including rules and regulations thereunder) and other applicable federal and state laws and regulations, and neither the Company nor any "party in interest" or "disqualified person" with respect to the Plans has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or 4975 of the Code that could result in liability to the Company or Parent. No fiduciary has any liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any Plan.

   (i) None of the Plans provide retiree life or retiree health benefits except as may be required under applicable state law, Section 4980B of the Code or
Section 601 of ERISA or at the expense of the participant or the participant's beneficiary. The Company have complied with the notice and health care continuation requirements of Section 4980B of the Code and Sections 601 through 608 of ERISA.

   (j) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment becoming due to any employee (current, former or retired) of the Company, (ii) increase any benefits otherwise payable under any Plan or (iii) result in the acceleration of the time of payment or vesting of any benefits under any Plan.

   Section 4.24. Employee Relations.

   (a) The Company is in compliance with all laws regarding employment, wages, hours, equal opportunity, collective bargaining and payment of social security and other taxes. The Company is not engaged in any unfair labor practice or discriminatory employment practice and no complaint of any such practice against the Company has been filed or, to the Company's knowledge, threatened to be filed with or by the National Labor Relations Board, the Equal Employment Opportunity Commission or any other administrative agency, federal or state, that regulates labor or employment practices, nor is any grievance filed or, to the Company's knowledge, threatened to be filed, against the Company by any employee pursuant to any collective bargaining or other employment agreement to which the Company is a party or is bound. The Company is in compliance with all applicable foreign, federal, state and local laws and regulations regarding occupational safety and health standards, and has received no complaints from any foreign, federal, state or local agency or regulatory body alleging violations of any such laws and regulations.

   (b) The employment of all persons employed by the Company is terminable at will without any penalty or severance obligation of any kind on the part of the employer. All sums due for employee compensation and benefits and all vacation time owing to any employees of the Company have been duly and adequately accrued on the accounting records of the Company. All employees of the Company are either United States citizens or resident aliens specifically authorized to engage in employment in the United States in accordance with all applicable laws.

   Section 4.25. Insurance. Section 4.25 of the Company Disclosure Schedule sets forth a list of all policies or binders of errors and omissions, fire, liability, product liability, workmen's compensation, vehicular and other insurance held by or on behalf of the Company (collectively, the "Insurance Policies"). Such Insurance Policies are in full force and effect and are in amounts of a nature which are adequate and customary for the Company's business. In addition, Section 4.25 of the Company Disclosure Schedule sets forth in respect of the Insurance Policies (i) a description of occurrences reported involving amounts in excess of $10,000 and (ii) the aggregate amount paid out under each such policy during the period from January 1, 1995 through the date hereof. There have been no disputes regarding denial or nonpayment of claims under any Insurance Policy.

   Section 4.26. Officers, Directors, Employees, Consultants. Section 4.26 of the Company Disclosure Schedule sets forth (i) the name of each officer and director of the Company and the amount of compensation paid during fiscal 1999 and the amount reasonably expected to be paid during fiscal 2000, (ii) the name of each other employee or class of employees of the Company who either (x) received compensation in fiscal 1999 in excess of $25,000 or (y) is anticipated to receive, based on current compensation levels, compensation in fiscal 2000 in excess of $25,000, indicating the amount of such compensation for such persons for fiscal 1999 and fiscal 2000; and (iii) a list of all employees employed by the Company at November 30, 1999. The Company does not employ any person as a consultant, whose employment cannot be terminated on not less than 30 days' notice without penalty.

   Section 4.27. Transactions with Directors, Officers and Affiliates. Except as disclosed in the Company SEC Documents or in Section 4.27 of the Company Disclosure Schedule, since January 1, 1998, there have been no transactions between the Company and any director, officer, employee, stockholder or other affiliate of the Company or loans, guarantees or pledges to, by or for the Company from, to, by or for any of such persons. Since January 1, 1998, other than as disclosed in the Company SEC Documents or on Section 4.27 of the Company Disclosure Schedule, none of the officers, directors or employees of the Company, or any spouse or relative of any of such persons, has been a director or officer of, or has had any direct or indirect interest in, any firm, corporation, association or business enterprise which during such period has been a supplier, customer or sales agent of the Company or has competed with or been engaged in any business of the kind being conducted by the Company, except for an investment in less than 5% of the outstanding equity of any such firm, corporation, association or business enterprise, the equity of which is publicly traded.

   Section 4.28. Operations of the Company. Except as disclosed in Section 4.16 or 4.28 of the Company Disclosure Schedule and except as may result from the transactions contemplated by this Agreement, since May 31, 1999, the Company has not:

      (i) amended its Certificate of Incorporation or by-laws or merged with or into or consolidated with any other person, subdivided or in any way reclassified any shares of its capital stock or changed or agreed to change in any manner the rights of its outstanding capital stock or the character of its business;

       (ii) issued or sold or purchased, or issued options or rights to subscribe to, or entered into any contracts or commitments to issue or sell or purchase, any shares of its capital stock or any of its bonds, notes, debentures or other evidences of indebtedness;

     (iii) entered into or amended any agreement with any labor union or association representing any employee, or, except for Plans referred to in
  Section 4.23 of the Company Disclosure Schedule, made any wage or salary increase or bonus, or increase in any other direct or indirect compensation, for or to any of its officers, directors, employees, consultants, agents or other representatives in excess of $10,000, or commitment or agreement to make or pay the same;

       (iv) except in the ordinary course of business consistent with past practice, declared or made any Distributions to any stockholder or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares of its capital stock;

      (v) made any change in its accounting methods or practices or made any change in depreciation or amortization policies, except as required by law or GAAP;

       (vi) made any loan or advance to its stockholders or to any of the directors, officers or employees of the Company, consultants, agents or other representatives, or otherwise than in the ordinary course of business made any other loan or advance;

     (vii) except in the ordinary course of business consistent with past practice, (A) entered into any Lease; (B) sold, abandoned or made any other disposition of any of its assets or properties; (C) granted or suffered any lien or other encumbrance on any of its assets or properties; (D) entered into or amended any contract or other agreement to which it is a party, or by or to which it or its assets or properties are bound or subject which if existing on the date hereof would need to be disclosed in Section 4.16 of the Company Disclosure Schedule;

     (viii) made or entered into any agreement to make any acquisition of all or a substantial part of the assets, properties, securities or business of any other person, other than investments in portfolio companies identified on Section 4.17 of the Company Disclosure Schedule;

       (ix) paid, directly or indirectly, any of its Liabilities before the same became due in accordance with its terms or otherwise than in the ordinary course of business;

      (x) terminated or failed to renew, or received any written threat (that was not subsequently withdrawn) to terminate or fail to renew, any contract or other agreement that is or was material to the assets, liabilities, properties, business, operations, condition (financial or otherwise), operations or prospects of the Company;

       (xi) made any revaluation of any assets or write-down of the value of any receivables of the Company in excess of $10,000, other than revaluations of the Company's investment portfolio on a quarterly basis in the normal course of business consistent with past practice;

     (xii) except in the ordinary course of business consistent with past practice, accelerated the collection, or sale to third parties, of any receivables of the Company, or delayed the payment of any payables of the Company;

     (xiii) entered into any other contract or other agreement or other transaction that obligates the Company to pay an amount in excess of $10,000, which contract is not terminable by the Company upon not more than 30 days' notice; or

     (xiv) suffered any damage, destruction or loss, whether covered by insurance or not, which has had or could have a Company Material Adverse Effect.

   Section 4.29. Brokerage. Except for First Colonial Securities Group, no broker, agent or finder has acted, directly or indirectly, for the Company or, to the knowledge of the Company, any of the Company Stockholders, nor has the Company or, to the knowledge of the Company, any of the Company Stockholders, incurred any obligation to pay any brokerage fee, agent's commission or finder's fee or other commission in connection with the transactions contemplated by this Agreement.

   Section 4.30. Taxes.

   (a) The Company has duly and timely filed all federal, state, local, foreign and other tax returns and reports required to be filed by it on or before the date hereof, and has either (i) paid all Taxes of the Company due and payable or (ii) has accrued on the consolidated balance sheet of the Company included in the Company Interim Financial Statements previously furnished to Parent (in accordance with GAAP applied on a basis consistent with that of prior years) all Taxes required to be accrued by the Company on or before the date hereof. All of such returns or reports are true, accurate and complete and reflect the Tax liability in all material respects for which the Company could be held responsible and all Taxes for which the Company could be held responsible as shown on such returns or reports as due and payable have been paid.

   (b) The Company is not delinquent in the payment of any Taxes for which the Company could be held responsible, nor has the Company requested any extension of time within which to file any Tax return which return has not since been filed, nor has the Company waived or tolled the running of any statute of limitations with respect to any such Taxes.

   (c) No deficiency for any Tax has been threatened, asserted or assessed against the Company, and there are neither unresolved questions or claims, nor proceedings or actions pending (including an audit of any tax return filed by the Company with any federal, state, local or foreign taxing authority), concerning either the Tax liability of the Company or the collection or assessment of any Tax for any period for which returns have been filed or were due.

   (d) The Company has delivered to Parent true and correct copies of any filed tax returns (including information returns and Forms 1120) of the Company which refer to any period of time from June 1, 1994, through the date of this Agreement or to any event which occurred during that period of time. The Company has not filed an election under Section 341(f) of the Code that is applicable to the Company or any asset held by the Company. In addition, none of the Company's debt is corporate acquisition indebtedness within the meaning of Section 279 of the Code. The Company has not agreed, nor is required, to make any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise. The Company is not subject to or a member of any joint venture, partnership or other arrangement or contract which is treated as a partnership for federal income tax purposes. The Company has withheld and, if due, paid all Taxes required to have been withheld and, if due, paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party. There are no pending claims or assessments for Taxes payable by the Company. Neither the Company nor any of its affiliates has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

   (e) Section 4.30 of the Company Disclosure Schedule lists each state in which the Company is required to file Tax returns.

   (f) Except as disclosed in Section 4.30 of the Company Disclosure Schedule, the amount of the Company's earnings and profits, as defined for purposes of Subchapter C of the Code, at the end of fiscal year 1999, is set forth on, or can be determined from the information set forth in, the financial statements of the Company for the year ended May 31, 1999 and/or the income tax returns (including information returns and Forms 1120) of the Company through the date hereof, furnished to Parent by the Company. It is not anticipated that there will be any change in any such amount other than by virtue of the ordinary conduct of the Company's business from May 31, 1999 through the date of the Closing.

   (g) The Company intends to elect regulated investment company status under Subchapter M of the Code for its fiscal year ending May 31, 2000.

   (h) For each taxable year of its operation, the Company has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company; all of the Company's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws.

   Section 4.31. Execution and Validity of Agreements with Executives. The Company is not a party to any contract, commitment, arrangement or agreement which could, following the Closing, restrain or restrict the parties to the Agreements with Executives from performing their respective obligations thereunder.

   Section 4.32. Environmental Laws.

   (a) The Company (i) is in compliance in all respects with all Environmental Laws; (ii) has obtained all necessary Environmental Permits, the failure of which to obtain could have a Company Material Adverse Effect, all of which are in full force and effect; and (iii) is in compliance with all terms and conditions of such Environmental Permits.

   (b) The Company has not violated or done any act which could give rise to material liability under, and has not otherwise failed to act in a manner which would expose it to material liability under, any Environmental Law. No event has occurred which, upon the passage of time, the giving of notice, or failure to act would reasonably be expected to give rise to material liability to the Company under any Environmental Law.

   (c) To the Company's knowledge, no Hazardous Material has been released, spilled, discharged, dumped, disposed of, or otherwise come to be located in, at or beneath any of the Leased Real Property or any properties or assets formerly owned, operated or otherwise controlled by the Company and used in the conduct of the Company's business (i) in violation of any Environmental Law, or
(ii) in such manner as would reasonably be expected to cause an environmental liability of the Company.

   (d) To the Company's knowledge, there have been and are no: (i) aboveground or underground storage tanks; (ii) surface impoundments for Hazardous Materials; (iii) wetlands as defined under Environmental Law or (iv) asbestos containing materials or PCBs or PCB-containing equipment, located within any portion of the Leased Real Property, which individually or in the aggregate could have a Company Material Adverse Effect.

   (e) No liens have been placed upon any Leased Real Property in connection with any actual or alleged liability under any Environmental Law.

   (f) (i) There is no pending or, to the knowledge of the Company, threatened, claim, litigation or administrative proceeding against the Company arising under any Environmental Law; (ii) the Company has no ongoing negotiations with or agreements with any Governmental Entity relating to any Remedial Action or other environmentally-related claim; (iii) the Company has not submitted notice pursuant to Section 103 of CERCLA or analogous statute or notice under any applicable Environmental Law reporting a release of a Hazardous Material into the environment; and (iv) the Company has not received any notice, claim, demand, suit or request for information from any Governmental Entity or private entity with respect to any liability or alleged liability under any Environmental Law, nor to the knowledge of the Company, has any other entity whose liability therefor, in whole or in part, may be attributed to the Company, received such notice, claim, demand, suit or request for information. Neither the Company, nor to the Company's knowledge, any prior owner or operator of the Leased Real Property has generated, disposed of, or arranged for the disposal of any Hazardous Material except in compliance with Environmental Law.

   (g) The Company has not, and, to the knowledge of the Company, no other entity whose liability therefor, in whole or in part, may be attributed to the Company has, disposed of any Hazardous Material at any location which is identified on the current or proposed (i) National Priorities List under 40 C.F.R. 300 Appendix B, (ii) CERCLIS list or (iii) the Leaking Underground Storage Tank list or any analogous state list.

   (h) The Company has provided to Parent all environmental studies and reports pertaining to the Leased Real Property, the operations conducted thereon and the Company made by or at the direction of the Company or otherwise in the Company's possession.

   Section 4.33. Accounting Matters. Neither the Company nor, to the knowledge of the Company, any Company Stockholder or any affiliates thereof, has taken or agreed to take any action that would prevent Parent from accounting for the business combination to be effected by the Merger as a "pooling of interests".

   Section 4.34. Company Action. The Board of Directors of the Company (at a meeting duly called and held) has by the requisite vote of all directors present (a) determined that the Merger is advisable and fair and in the best interests of the Company and its stockholders, (b) approved the Merger in accordance with the applicable provisions of the New York Corporation Law and
(c) recommended the approval of this Agreement and the Merger by the holders of the Company Common Stock and directed that the Merger be submitted for consideration by the Company's stockholders at the Company Meeting.

   Section 4.35. Opinion of Financial Advisor. The Board of Directors of the Company has received, on the date of this Agreement, the oral opinion of First Colonial Securities Group, to be confirmed in writing, to the effect that, as of such date, the aggregate Share Consideration to be received by the Company's shareholders in the Merger is fair to the Company's shareholders from a financial point of view. A copy of the written opinion of First Colonial Securities Group will be delivered to Parent as soon as practicable after the date of this Agreement.

   Section 4.36. Hart-Scott-Rodino. The Company, together with all entities which it controls, has (i) annual net sales of less than $25,000,000 and (ii) total assets of less than $25,000,000, each determined pursuant to Section
801.11 of the Premerger Notification Rules to the H-S-R Act.

                                   ARTICLE V.

                Representations and Warranties of Parent and Sub

   Parent and Sub represent and warrant to the Company that, except as set forth in the disclosure schedule attached hereto (the "Parent Disclosure Schedule"), which Parent Disclosure Schedule and shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article V:

   Section 5.1. Execution and Delivery. Each of Parent and Sub has the corporate power and authority to enter into this Agreement and each agreement, document or instrument contemplated hereby or to be delivered in connection herewith to which such person is a party (the "Parent Documents") and to carry out its respective obligations hereunder and thereunder. The execution, delivery and performance by Parent and Sub of this Agreement and the Parent Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of Parent and Sub, as applicable (and, in the case of this Agreement, by the Board of Directors of Sub and by Parent as the sole stockholder of Sub). This Agreement constitutes the valid and binding obligation of Parent and Sub and the Parent Documents will constitute the valid and binding obligations of Parent and Sub, when executed by such person, in each case, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought. No other corporate proceedings on the part of Parent or Sub are necessary to authorize this Agreement or the Parent Documents and the transactions contemplated hereby and thereby.

   Section 5.2. Consents and Approvals. The execution and delivery by Parent and Sub of this Agreement and the Parent Documents to which such person is a party, the performance by Parent and Sub of their respective obligations hereunder and thereunder and the consummation by Parent and Sub of the transactions contemplated hereby and thereby do not require Parent or Sub to obtain any consent, approval or action of, or make any filing or registration with or give any notice to, any Governmental Entity, other than (i) in connection, or in compliance, with the provisions of the H-S-R Act, the Securities Act, the Exchange Act and the corporation, securities or blue sky laws or regulations of various states, all of which will be duly obtained or made, as the case may be, on or prior to the Closing, and will be in full force and effect on the Closing Date, (ii) the approval of the SBA, (iii) the filing of the Certificate of Merger with the Secretaries of State of Delaware and New York and (iv) as to which the failure to so obtain, file or register would not have a material adverse effect on the business, properties, assets, condition (financial or otherwise), liabilities, or operations of Parent and its Subsidiaries, taken as a whole, or prevent the consummation of the transactions contemplated hereby (a "Parent Material Adverse Effect").

   Section 5.3. No Breach. The execution, delivery and performance by Parent and Sub of this Agreement and the Parent Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby in accordance with the terms and conditions hereof and thereof will not (i) violate any provision of the Certificate of Incorporation or By-Laws of Parent or Sub; (ii) violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both, constitute) a default under, any contract or other agreement or instrument to which Parent or Sub is a party or by or to which the assets or properties of Parent or Sub may be bound or subject; (iii) violate any order, judgment, injunction, award or decree of any Governmental Entity against, or binding upon, or any agreement with, or condition imposed by, any Governmental Entity, binding upon Parent or Sub, or upon the securities, assets or business of Parent or Sub; (iv) violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to Parent or Sub, or to the securities, assets or business of Parent or Sub; (v) result in the creation or imposition of any lien or other encumbrance or the acceleration of any indebtedness or other obligation of Parent or Sub; or (vi) result in the breach of any of the terms or conditions of, constitute a default under, or otherwise cause an impairment of, any Permit of Parent or Sub; except in the case of (ii) through (vi) for violations, conflicts, breaches, defaults, modifications, impairments, liens or other encumbrances that would not, individually or in the aggregate, have a Parent Material Adverse Effect.

   Section 5.4. SEC Documents; Financial Statements.

   (a) Parent has filed and will file with the SEC all forms, reports, schedules, statements, exhibits and other documents (other than registration statements on Form S-8 or reports on Form 11-K, in each case relating to employee benefit plans) (collectively, the "Parent SEC Documents") required to be filed on or before the date hereof or the Closing Date, respectively, by it under the Securities Act or the Exchange Act. Parent has furnished or made available to the Company true and correct copies of all Parent SEC Documents filed by Parent since December 31, 1997 and will promptly furnish to the Company any other Parent SEC Document filed by or on behalf of Parent with the SEC from the date hereof to the Closing Date. At the time filed, the Parent SEC Documents filed by Parent since December 31, 1998 (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Securities Act or Exchange Act, as the case may be.

   (b) The audited consolidated financial statements of Parent for the period from January 1, 1998 to December 31, 1998, together with the report and opinion thereon of Arthur Andersen LLP, and the unaudited consolidated financial statements of Parent for the nine months ended September 30, 1999 (the "Parent Interim Financial Statements"), which are included in the Parent SEC Documents and have previously been delivered to the Company, are collectively referred to herein as the "Parent Financial Statements". The Parent Financial Statements comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto; and fairly present, in all material respects, on a consolidated basis, the financial position of Parent at, and the results of its operations for, each of the periods then ended and were prepared in conformity with GAAP applied on a consistent basis, except as otherwise disclosed therein and, subject, in the case of the Parent Interim Financial Statements, to normal year-end adjustments, the absence of footnote disclosures, and any other adjustments described therein.

   Section 5.5. Shares of Parent Common Stock. The shares of Parent Common Stock will, when issued and delivered to the Company Stockholders pursuant to
Section 3.1(a), be duly authorized, validly issued, fully paid, non-assessable, and free of all liens and other encumbrances of any kind or nature whatsoever.

   Section 5.6. Organization, Standing and Authority of Parent and Sub. Each of Parent and Sub is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and has all requisite power and authority to own, lease and operate its assets, properties and businesses and to carry on its businesses as now being conducted or currently proposed to be conducted. Parent is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or held under lease or the nature of such activities make such qualification necessary, except where the failure to so qualify would not, individually or in the aggregate, have a Parent Material Adverse Effect. Sub has not engaged in any business (other than certain organizational matters) since the date of its incorporation. The copies of the Certificate of Incorporation and By-Laws of Parent and Sub included as part of Section 5.6 of the Parent Disclosure Schedule constitute accurate and complete copies of such organizational instruments and accurately reflect all amendments thereto through the date hereof.

   Section 5.7. Capitalization.

   (a) The authorized capital stock of Parent consists of 50,000,000 shares of Parent Common Stock and 1,000,000 shares of preferred stock, par value $.01 per share. As of November 8, 1999, there were 14,020,133 shares of Parent Common Stock and no shares of preferred stock outstanding and there have been no material changes in such numbers through the date hereof. As of the date hereof, there are no bonds, debentures, notes or other indebtedness having the right to vote on any matters on which Parent's stockholders may vote issued or outstanding. All outstanding shares of Parent Common Stock are duly authorized and are validly issued, fully paid and nonassessable.

   (b) The authorized capital stock of Sub consists of 100 shares of Sub Common Stock, all of which are duly authorized, validly issued, fully paid and nonassessable.

   Section 5.8. Brokerage. No broker, agent or finder has acted, directly or indirectly, for Parent or Sub. Parent and Sub have not incurred any obligation to pay any brokerage fees, agent's commissions or finder's fee or commission in connection with the transactions contemplated by this Agreement.

   Section 5.9. Information in Disclosure Documents. None of the information supplied by Parent or Sub for inclusion in the Registration Statement and the Proxy Statement will, in the case of the Proxy Statement or any amendments or supplements thereto, at the time of the mailing of the Proxy Statement and any amendments or supplements thereto, or, in the case of the Registration Statement, at the time it becomes effective and at the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this provision shall not apply to statements or omissions in the Registration Statement or Proxy Statement based upon information furnished by the Company for use therein. The Registration Statement will comply as to form in all material respects with the provisions of the Securities Act, and the rules and regulations promulgated thereunder. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder. No representation or warranty made by Parent contained in this Agreement and no statement contained in any certificate, list, exhibit or other instrument specified in this Agreement, including without limitation the Parent Disclosure Schedule, contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

   Section 5.10. No Material Adverse Change. Since December 31, 1998, there has been no material adverse change in the management, assets, liabilities, properties, business, operations, financial condition or results of operations of Parent.

   Section 5.11. Sub Action. The Board of Directors of Sub (at a meeting duly called and held) has by the requisite vote of all directors present approved the Merger in accordance with the provisions of Section 251 of the Delaware Corporation Law.

   Section 5.12. Options and Other Stock Rights. Except for options to purchase Parent Common Stock outstanding under Parent's 1996 Stock Option Plan and Parent's Amended and Restated 1996 Non-Employee Directors Stock Option Plan, each as amended to date, there is no (i) outstanding option, warrant, call, unsatisfied preemptive right or other agreement of any kind to purchase or otherwise to receive from Parent any of the outstanding, authorized but unissued, unauthorized or treasury shares of Parent Common Stock, Parent Preferred Stock or any other security of the Parent, (ii) outstanding security of any kind convertible into any security of Parent, and (iii) outstanding contract or other agreement to purchase, redeem or otherwise acquire any outstanding shares of Parent Common Stock, Parent Preferred Stock or any other security of Parent.

   Section 5.13. Information in Disclosure Documents. None of the information with respect to Parent or its subsidiaries to be included in (i) the joint prospectus/proxy statement of the Company and Parent (the "Proxy Statement") required to be mailed to the stockholders of the Company in connection with the Merger and (ii) the Registration Statement to be filed with the Commission by Parent on Form N-14 under the Securities Act for the purpose of registering the shares of Parent Common Stock to be issued in the Merger (the "Registration Statement") will, in the case of the Proxy Statement or any amendments or supplements thereto, at the time of the mailing of the Proxy Statement and any amendments or supplements thereto, and at the time of the Company Meeting, or, in the case of the Registration Statement, at the time it becomes effective and at the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this provision shall not apply to statements or omissions in the Registration Statement or Proxy Statement based upon information furnished by the Company for use therein. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder. No representation or warranty made by Parent contained in this Agreement and no statement contained in any certificate, list, exhibit or other instrument specified in this Agreement, as the same may be amended pursuant to the provisions hereof, contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

   Section 5.14. Liabilities. Neither Parent nor any of its Subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, except (a) liabilities or obligations disclosed or reserved against in the unaudited consolidated interim financial statements of Parent as of and for the three months ended September 30, 1999 included in Parent SEC Documents or disclosed in the footnotes thereto or in the footnotes to the audited consolidated financial statements of Parent as of and for the fiscal year ended December 31, 1998 included in Parent SEC Documents or otherwise disclosed in Parent's 1998 Form 10-K or in Parent's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, and (b) liabilities or obligations which do not, individually or in the aggregate, have a Material Adverse Effect on Parent.

   Section 5.15. Compliance with Laws. Except as disclosed in Section 5.15 of the Parent Disclosure Schedule, Parent is not in violation of any applicable order, judgment, injunction, award or decree, law, ordinance or regulation or any other requirement of any Governmental Entity applicable to Parent or any of its businesses; Parent has not received notice that any such violation has been alleged or is being investigated.

   Section 5.16. Permits. Parent has obtained all Permits that are necessary for the ownership and conduct of its businesses as presently conducted or currently proposed to be conducted, other than any Permits, the absence of which would not, individually or in the aggregate, have a Parent Material Adverse Effect; such Permits are in full force and effect and are sufficient for the ownership and conduct of such businesses as presently conducted or currently proposed to be conducted; no violations exist or have been recorded in respect of any Permit; and no proceeding is pending or, to the knowledge of Parent, threatened, that would suspend, revoke or limit any Permit.

   Section 5.17. Actions and Proceedings. There are no outstanding orders, judgments, injunctions, awards or decrees of any Governmental Entity against or involving Parent or any of its directors, officers or employees (in their capacities as such). Except as disclosed in Section 5.17 of the Parent Disclosure Schedule, as of the date of this Agreement there is no claim, action, suit, litigation, legal, administrative or arbitration proceeding, whether formal or informal (including, without limitation, any claim or notice of intent to institute any matter), which is pending or, to Parent's knowledge, threatened against or involving the Company or any of its directors, officers or employees (in their capacities as such) or properties, capital stock or assets, except where the failure of any of the foregoing to be true does not individually or in the aggregate have a Parent Material Adverse Effect on Parent.

   Section 5.18. Loan Portfolio. Parent's loan portfolio was acquired in the ordinary course of business. All loans included in such portfolio comply with all laws and regulations of each of the states to which Parent is subject relating thereto.

                                  ARTICLE VI.

                            Covenants and Agreements

   Each of Parent, Sub and the Company (as applicable) covenant and agree as follows:

   Section 6.1. Conduct of Business. (a) Prior to the Effective Date, unless Parent shall otherwise agree in writing:

     (i) The Company shall carry on its respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, and shall use its best efforts to preserve intact their present business organizations, keep available the services of their present officers and employees and preserve their relationships with customers, suppliers and others having business dealings with them to the end that their goodwill and ongoing businesses shall be unimpaired at the Effective Date, except such impairment as would not have a Company Material Adverse Effect. The Company shall (i) maintain insurance coverages and its books, accounts and records in the usual manner consistent with prior practices; (ii) comply in all material respects with all laws, ordinances and regulations of Governmental Entities applicable to the Company; (iii) maintain and keep its properties and equipment in good repair, working order and condition, ordinary wear and tear excepted; and (iv) perform in all material respects its obligations under all contracts and commitments to which it is a party or by which it is bound, in each case other than where the failure to so maintain, comply or perform, either individually or in the aggregate, would result in a Company Material Adverse Effect.

     (ii) The Company shall not undertake any of the actions specified in
  Section 4.28.

     (iii) The Company shall not take or cause to be taken any action, whether before or after the Effective Date, which would disqualify the Merger as a "pooling of interests" for accounting purposes or as a "reorganization" within the meaning of Section 368(a) of the Code.

     (iv) The Company shall not (i) originate any loans secured by taxicab medallions ("Medallion Loans") in an amount greater than 97% of the purchase price or the fair market value whichever is lower; (ii) originate any subordinated Medallion Loans; or (iii) originate any loans to small businesses secured by equipment and other collateral; without the consent of Parent.

    (b) Prior to the Effective Date, unless the Company shall otherwise consent in writing (which shall not be unreasonably withheld), Parent shall in all material respects carry on its respective businesses in the usual, regular and ordinary course, provided, that for purposes of this Section 6.1(b), "ordinary course" shall mean any activities or business related, directly or indirectly, to lending, financing, leasing and the like, as well as to the taxicab industry in general.

   Section 6.2. Litigation Involving the Company. Prior to the Closing Date, the Company shall notify Parent of any actions or proceedings of the type required to be described in Sections 4.15, 4.30 or 4.32 that are threatened or commenced against the Company, or against any officer or director, property or asset of the Company, or with respect to the Company's affairs, promptly upon the Company becoming aware thereof, and of any requests of the Company or, to the knowledge of the Company, any Company Stockholder, for additional information or documentary materials by any Governmental Entity in connection with the transactions contemplated hereby promptly upon the Company becoming aware thereof. As to compliance with such requests for such information, the Company shall consult with and obtain the consent of Parent, which consent shall not be withheld unreasonably; provided that such consent shall be unnecessary where such information is required by law to be provided.

   Section 6.3. Continued Effectiveness of Representations and Warranties of the Parties. From the date hereof through the Closing Date, (a) the Company shall use all reasonable efforts to conduct its affairs in such a manner so that, except as otherwise contemplated or permitted by this Agreement, the representations and warranties of the Company contained in Article IV shall continue to be true and correct in all material respects (or in all respects in the case of any representation or warranty which refers to a Company Material Adverse Effect or otherwise includes a concept of materiality) on and as of the Closing Date as if made on and as of the Closing Date, (i) except that any such representations and warranties that are given as of a particular date and relate solely to a particular date or period shall be true and correct in all material respects (or in all respects in the case of any representation or warranty which refers to a Company Material Adverse Effect or otherwise includes a concept of materiality) as of such date or period, and (ii) in the case of Section 4.12 only, except for such changes with respect thereto (x) which are contemplated by this Agreement or (y) which are attributable to the execution of this Agreement, or the announcement or contemplation of the transactions proposed herein;

(b) Parent and Sub shall use their respective reasonable efforts to conduct their affairs in such a manner so that, except as otherwise contemplated or permitted by this Agreement, the representations and warranties contained in
Article V shall continue to be true and correct in all material respects (or in all respects in the case of any representation or warranty which refers to a Parent Material Adverse Effect or otherwise includes a concept of materiality) on and as of the Closing Date as if made on and as of the Closing Date, (i) except that any such representations and warranties that are given as of a particular date and relate solely to a particular date or period shall be true and correct in all material respects (or in all respects in the case of any representation or warranty which refers to a Parent Material Adverse Effect or otherwise includes a concept of materiality) as of such date or period, and
(ii) in the case of Section 5.10 only, except for such changes with respect thereto (x) which are contemplated by this Agreement or (y) which are attributable to the execution of this Agreement, or the announcement or contemplation of the transactions proposed herein; (c) the Company shall promptly notify Parent and Sub of any event, condition or circumstance occurring from the date hereof through the Closing Date of which the Company becomes aware that would cause any material revisions to the Company Disclosure Schedule provided by the Company pursuant to this Agreement, or that would constitute a violation or breach of this Agreement by the Company; and (d) Parent and Sub shall promptly notify the Company of any event, condition or circumstance occurring from the date hereof through the Closing Date of which it becomes aware that would cause any material revisions to the Parent Disclosure Schedule provided by Parent or Sub pursuant to this Agreement, or that would constitute a violation or breach of this Agreement by Parent or Sub. No such notification shall be deemed an amendment to the Disclosure Schedules to this Agreement, except as otherwise provided by this Agreement.

   Section 6.4. Corporate Examinations and Investigations.

   (a) The Company shall cooperate with Parent as Parent shall reasonably request in connection with the Parent's due diligence review of the Company, to the extent necessary to confirm the accuracy of the Company's representations and warranties.

   (b) If this Agreement terminates, the parties hereto and their respective affiliates shall keep confidential and shall not use or retain in any manner any information or documents obtained from any other party concerning its assets, liabilities, properties, business or operations, unless readily ascertainable from public or published information or trade sources or already known or subsequently developed by it independently of any investigation of any other party, or received from a third party not under an obligation to such other party to keep such information confidential.

   Section 6.5. Preparation of Company Restated Financial Statements. Promptly after the execution of this Agreement, the Company shall cause to be prepared
(i) the consolidated balance sheet of the Company as of December 31, 1996, 1997, 1998 and, if required in order to make all necessary filings with the SEC, 1999, together with the respective related consolidated statements of income, shareholders' equity and cash flows for the 12 months ended December 31, 1999 (if applicable), 1998, 1997, and 1996, and (ii) the information required by Item 301 "Selected Financial Data" of Regulation S-K of the SEC for the 12 months ended December 31, 1996, 1995 and 1994 (the "Company Restated Financial Statements"). The Company Restated Financial Statements shall be prepared in accordance with GAAP applied on a basis consistent with that used in, and in accordance with the same accounting principles applied in, the preparation of the Company Financial Statements and shall include all information and schedules as are required by Regulation S-X of the SEC. The Company shall cause Michael C. Finkelstein to audit the Company's Restated Financial Statements, other than the Selected Financial Data for 1996, 1995 and 1994, and shall cause Michael C. Finkelstein to issue, on or prior to the Effective Date, an opinion containing no qualifications or exceptions with respect to the scope of its audit or otherwise on the Company Restated Financial Statements that such accountants have audited the Company Restated Financial Statements in accordance with generally accepted auditing standards and that the Company Restated Financial Statements were prepared in accordance with GAAP. The Company shall cause the Company Restated Financial Statements, together with the opinion of Michael C. Finkelstein referenced above, to be delivered to Parent on or prior to the Effective Date. In connection with the preparation of Parent's securities law filings, Arthur Andersen LLP shall have access to Michael C. Finkelstein's work papers and personnel.

   Section 6.6. Registration Statement/Proxy Statement. As promptly as practicable after the execution of this Agreement, the Company and Parent shall prepare and file with the SEC preliminary proxy materials which shall constitute the preliminary Proxy Statement and a preliminary prospectus with respect to the Parent Common Stock to be issued in connection with the Merger. As promptly as practicable after comments are received from the SEC with respect to the preliminary proxy materials and after the furnishing by the Company and Parent of all information required to be contained therein, the Company shall file with the SEC the definitive Proxy Statement and Parent shall file with the SEC the definitive Proxy Statement and the Registration Statement and Parent and the Company shall use all reasonable efforts to cause the Registration Statement to become effective as soon thereafter as practicable.

   Section 6.7. Compliance with the Securities Act.

   (a) Prior to the Effective Date the Company shall cause to be delivered to Parent an opinion (satisfactory to counsel for Parent) of Berlack, Israels & Liberman LLP, identifying all persons who were, in its opinion, at the time of the Company Meeting convened in accordance with Section 3.7, "affiliates" of the Company as that term is used in paragraphs (c) and (d) of Rule 145 under the Securities Act (the "Affiliates").

   (b) The Company shall use its best efforts to obtain a written agreement from each person who is identified as a possible Affiliate in the opinion referred to in clause (a) above, in the form previously approved by the parties, that he or she will not offer to sell, sell or otherwise dispose of any of the Parent Common Stock issued to him or her pursuant to the Merger, except in compliance with Rule 145 or another exemption from the registration requirements of the Securities Act. The Company shall deliver such written agreements to Parent on or prior to the Effective Date. The Company shall use its best efforts to cause each person who is identified as an Affiliate in such opinion to deliver to Parent, on or prior to the earlier of (i) the mailing of the Proxy Statement/Prospectus or (ii) the 30th day prior to the Effective Date, a written agreement, in substantially the form attached hereto as Exhibit E, that such Affiliate will not thereafter sell or in any other way reduce such Affiliate's risk relative to any Parent Common Stock received in the Merger (within the meaning of the SEC's Financial Reporting Release No. 1, "Codification of Financing Reporting Policies," (S) 201.01 (47 F.R. 21030) (April 15, 1982)), until such time as financial results (including combined sales and net income) covering at least 30 days of post-merger operations have been published, except as permitted by Staff Accounting Bulletin No. 76 issued by the SEC. As soon as is reasonably practicable but in no event later than 45 days after the end of the first fiscal quarter of Parent ending at least 30 days after the Effective Date, Parent will publish results including at least 30 days of combined operations of Parent and the Company as referred to in the written agreements provided for by this Section 6.7(b).

   Section 6.8. Nasdaq Listing. Parent shall use its reasonable best efforts to list on the Nasdaq National Market, the Parent Common Stock to be issued pursuant to the Merger.

   Section 6.9. Acquisition Proposals. The Company will notify Parent promptly if any inquiries or proposals are received by, any information is requested from, or any negotiations or discussions are sought to be initiated or continued with, the Company or, to the knowledge of the Company, any of the Company Stockholders, in each case in connection with any acquisition, business combination or purchase of all or any material portion of the assets of, or any equity interest in, the Company, and will furnish to Parent a copy of any such proposal received by any of them.

   Section 6.10. No Shopping. Subject to the fiduciary duties of the Board of Directors of the Company, as advised in writing by outside counsel, prior to the earlier of (i) the Effective Time or (ii) the termination of this Agreement, the Company shall not, directly or indirectly, through any officer, director, employee, representative, agent, financial advisor or otherwise (x) solicit, initiate or knowingly encourage (including by way of furnishing information) inquiries or submission of proposals or offers from any person relating to any sale of all or any portion of the assets, business, properties of (other than immaterial or insubstantial assets), or any equity interest in, the Company or any business combination with the Company, whether by merger, consolidation, purchase of assets, tender offer, recapitalization, liquidation, dissolution or otherwise or any other transaction, the consummation of which would or could impede, interfere with, prevent or materially delay the Merger (each, an "Acquisition Proposal") or (y) participate in any negotiation regarding, or furnish to any other person any information with respect to, or otherwise knowingly cooperate in any way with, or knowingly assist in, facilitate or encourage, any effort or attempt by any other person to do or seek to do any of the foregoing.

   Section 6.11. Parent and Sub Approvals. Parent and Sub shall take all reasonable steps necessary or appropriate to obtain as promptly as practicable all necessary approvals, authorizations and consents of any person or Governmental Entity required to be obtained by Parent and Sub to consummate the transactions contemplated hereby, and will cooperate with the Company in seeking to obtain all such approvals, authorizations and consents. Parent and Sub shall use all reasonable efforts to provide such information to such persons, bodies and authorities as such persons, bodies or authorities or the Company may reasonably request.

   Section 6.12. Company Approvals. The Company shall take all reasonable steps necessary or appropriate to obtain as promptly as practicable all necessary approvals, authorizations and consents of any third party or Governmental Entity required to be obtained by the Company to consummate the transactions contemplated hereby and will cooperate with Parent in seeking to obtain all such approvals, authorizations and consents. The Company shall use all reasonable efforts to provide such information to such persons, bodies and authorities as such persons, bodies and authorities or Parent may reasonably request.

   Section 6.13. Distribution. The Company shall not declare, set aside or pay any Distribution, except in the ordinary course of business consistent with past practice, without the consent of Parent which shall not be unreasonably withheld.

   Section 6.14. Expenses. Except as otherwise specifically provided herein, Parent, Sub and the Company shall bear their respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby, including, without limitation, all fees and expenses of investment bankers, agents, representatives, counsel and accountants ("Transaction Expenses"). In any action, suit or proceeding under or to enforce any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorney's fees and other out-of-pocket expenses from the losing party.

   Section 6.15. Further Assurances.

   (a) Each of Parent, Sub and the Company shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each of Parent, Sub and the Company shall use all reasonable efforts to cause all actions to effectuate the Closing for which such party is responsible under this Agreement to be taken as promptly as practicable, including using all reasonable efforts to obtain all necessary waivers, consents and approvals (including, but not limited to, if applicable, filings under the H-S-R Act and with all applicable Governmental Entities) and to lift any injunction or other legal bar to the Merger (and, in each case, to proceed with the Merger as expeditiously as possible). Notwithstanding the foregoing, there shall be no action required to be taken and no action will be taken in order to consummate and make effective the transactions contemplated by this Agreement if such action, either alone or together with another action, would result in a Company Material Adverse Effect or a Parent Material Adverse Effect.

   (b) In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and/or directors of Parent, the Company and the Surviving Corporation shall take all such necessary action.

   Section 6.16 Hart-Scott-Rodino. If applicable, each of the Company and Parent (i) shall use their best efforts to file, and to cause their "ultimate parent entities" to file, as soon as practicable a "Notification and

Report Form For Certain Mergers and Acquisitions" under the H-S-R Act with respect to the Merger and the transactions contemplated hereby, (ii) shall take all other actions as may be necessary, desirable or convenient to obtain the required approval under the H-S-R Act and (iii) will comply at the earliest practicable date with any request for additional information received by it from the FTC or Justice pursuant to the H-S-R Act.

   Section 6.17. SBA Approval. Each of the Company and Parent (i) shall use their best efforts, and shall take all actions as may be necessary, desirable or convenient, to obtain the approval of the SBA with respect to the Merger and the transactions contemplated hereby and (ii) will comply at the earliest practicable date with any request for additional information received by it from the SBA.

   Section 6.18. Execution of Agreements with Executives. Each of the Named Executives shall execute and deliver an agreement as of the date hereof, in substantially the forms attached hereto as Exhibits A-1 and A-2 (the "Agreements with Executives"), which Agreements with Executives shall become effective as of the Closing Date.

   Section 6.19. East Coast Agreement. East Coast Waiver Parent and Zindel Zelmanovitch shall execute and deliver an agreement as of the date hereof, in substantially the form attached hereto as Exhibit B (the "East Coast Agreement").

   Section 6.20. Compliance with Legal Requirements. Immediately after the Merger, the Company shall hold at least 90% of the fair market value of its net assets and at least 70% of the fair market value of its gross assets held immediately prior to the Merger.

   Section 6.21. Indemnification of Company Officers and Directors. Parent agrees, for a period of six years following the Effective Time, not to amend the indemnification provisions set forth in the Certificate of Incorporation or By-Laws of the Surviving Corporation in a manner that would adversely affect the rights of the Company's officers, directors and employees to indemnification thereunder and agrees to cause the Surviving Corporation to fulfill and honor such obligations to the maximum extent permitted by law; provided, however, that nothing in this Section 6.21 shall prevent Parent from effecting any merger, reorganization or consolidation of the Surviving Corporation, provided that, Parent agrees to satisfy any amounts that would have been payable by the Surviving Corporation (or any successor) and that were not otherwise paid pursuant to the indemnification provisions set forth in the Certificate of Incorporation or By-Laws of the Surviving Corporation for a period commencing at the Effective Time and continuing six years thereafter.

                                  ARTICLE VII.

                Conditions Precedent to Each Party's Obligation
                              to Effect the Merger

   The respective obligations of each party to effect the Merger shall be subject to the satisfaction on or prior to the Closing of the following conditions, any one or more of which may be waived by them, to the extent permitted by law:

   Section 7.1. Company Stockholder Approval. This Agreement and the transactions contemplated hereby shall have been approved and adopted by the requisite vote of the Company's stockholders.

   Section 7.2. Listing of Shares. The shares of Parent Common Stock issuable in the Merger shall have been approved for listing on the Nasdaq National Market.

   Section 7.3. Hart-Scott-Rodino. If applicable, all applicable waiting periods with respect to any "Notification and Report Form For Certain Mergers and Acquisitions" required to be filed by Parent, the Company or any of their "ultimate parent entities" in compliance with the H-S-R Act in connection with the transactions contemplated hereby shall have passed, or early termination of such waiting periods shall have been granted.

   Section 7.4. Effectiveness of Registration Statement. The Registration Statement shall have become effective in accordance with the provisions of the Securities Act. No stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and remain in effect.

   Section 7.5. SBA Approval. The SBA shall have approved the Merger, this Agreement and the transactions contemplated hereby, including the waiver of any payments due to the SBA as a result of the Company's previous repurchase of its 3% preferred stock from the SBA and any accrued interest or dividends due to the SBA as a result of the transactions contemplated hereby and any liens on the Company's assets or properties in favor of the SBA.

   Section 7.6. Litigation. No action, suit or proceeding shall have been instituted and be continuing or be threatened by any Governmental Entity to restrain, modify or prevent the carrying out of the transactions contemplated hereby; no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger or limiting or restricting Parent's conduct or operation of the business of the Company after the Merger shall have been issued; no action, suit or proceeding seeking any of the foregoing shall have been instituted by any third party that has or is reasonably likely to materially impair the Company's or Parent's ability to consummate the transactions contemplated hereby or have a Company Material Adverse Effect.

                                 ARTICLE VIII.

                   Conditions Precedent to the Obligation of
                      Parent and Sub to Effect the Merger

   The obligation of Parent and Sub to effect the Merger shall be subject to the satisfaction on or prior to the Closing of the following additional conditions, any one or more of which may be waived by them, to the extent permitted by law:

   Section 8.1. Representations and Covenants. The representations and warranties of the Company contained in this Agreement (including those contained in the Company Disclosure Schedule, as the same may be amended from time to time pursuant to the provisions hereof) shall be true and correct in all material respects (or in all respects in the case of any representation or warranty which refers to a Company Material Adverse Effect or otherwise includes a concept of materiality) on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, (i) except that any such representations and warranties that are given as of a particular date and relate solely to a particular date or period shall be true and correct in all material respects (or in all respects in the case of any representation or warranty which refers to a Company Material Adverse Effect or otherwise includes a concept of materiality) as of such date or period, and (ii) in the case of Section 4.12 only, except for such changes with respect thereto (x) which are contemplated by this Agreement or (y) which are attributable to the execution of this Agreement, or the announcement or contemplation of the transactions proposed herein. The Company and the Company Stockholders who are parties to a Voting Agreement, dated the date hereof (the "Voting Agreement"), shall have performed and complied, respectively, in all material respects with all covenants and agreements required by this Agreement and the Voting Agreement to be performed or complied with by the Company or such Company Stockholders on or prior to the Closing Date. The Company shall have delivered to Parent and Sub certificates, dated the Closing Date, and signed by an Executive Officer of the Company to the foregoing effect.

   Section 8.2. Absence of Material Adverse Change. There shall have been no material adverse change in the business, operations or financial condition of the Company, except for such changes with respect thereto (x) which are contemplated by this Agreement or (y) which are attributable to the execution of this Agreement, or the announcement or contemplation of the transactions proposed herein.

   Section 8.3. Receipt of Agreements. On the date hereof, Parent shall have received executed originals of (i) the Voting Agreement, (ii) the Agreements with Executives and (iii) the East Coast Agreement.

   Section 8.4. Accountant's Letters.

   (a) Parent shall have received a letter from Arthur Andersen LLP regarding the firm's concurrence with Parent management's conclusions as to the appropriateness of pooling of interests accounting for the Merger under Accounting Principles Board Opinion No. 16 if closed and consummated in accordance with this Agreement.

   (b) Parent shall have received a letter of Michael C. Finkelstein, the Company's independent auditor, dated a date within two Business Days before the date on which the Registration Statement shall become effective and addressed to Parent, in form and substance reasonably satisfactory to Parent and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Registration Statement.

   Section 8.5. Dissenting Shares. The number of shares of Company Common Stock for which written demand for payment has been made pursuant to Section 910 of the New York Corporation Law, shall not exceed 4% in the aggregate, of the total number of shares of Company Common Stock outstanding immediately before the Effective Time.

   Section 8.6. Opinions of Counsel to the Company. Parent shall have received the opinion of Berlack, Israels & Liberman LLP, counsel to the Company, dated the Closing Date, in substantially the form of Exhibit C.

   Section 8.7. Tax Opinion. Parent shall have received a favorable opinion of Willkie Farr & Gallagher, to the effect that the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code, and that the Company, Parent and Sub will each be a party to that reorganization within the meaning of Section 368(b) of the Code.

   Section 8.8 Closing Conditions. Documentation or other information shall have been received in a form reasonably satisfactory to Parent and Sub which evidences that the conditions set forth in this Article VIII have been satisfied.

                                  ARTICLE IX.

                 Conditions Precedent to the Obligation of the
                          Company to Effect the Merger

   The obligation of the Company to effect the Merger shall be subject to the satisfaction on or prior to the Closing of the following additional conditions, any one or more of which may be waived by the Company, to the extent permitted by law:

   Section 9.1. Representations and Covenants. The representations and warranties of Parent and Sub contained in this Agreement shall be true and correct in all material respects (or in all respects in the case of any representation or warranty which refers to a Parent Material Adverse Effect or that includes a concept of materiality) on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, (i) except that any such representations and warranties that are given as of a particular date and relate solely to a particular date or period shall be true and correct in all material respects (or in all respects in the case of any representation or warranty which refers to a Parent Material Adverse Effect or that includes a concept of materiality) as of such date or period, and (ii) in the case of
Section 5.10 only, except for such
changes with respect thereto (x) which are contemplated by this Agreement or
(y) which are attributable to the execution of this Agreement, or the announcement or contemplation of the transactions proposed herein. Parent and Sub shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by Parent or Sub on or prior to the Closing Date. Parent and Sub shall have delivered to the Company certificates of an Executive Officer of Parent and Sub, dated the Closing Date, to the foregoing effect.

   Section 9.2. Absence of Material Adverse Change. There shall have been no material adverse change in the business, operations or financial condition of Parent and its Subsidiaries, taken as a whole, except for such changes with respect thereto (x) which are contemplated by this Agreement or (y) which are attributable to the execution of this Agreement or the announcement or contemplation of the transactions proposed herein.

   Section 9.3. Receipt of Agreements. On the date hereof, the Company shall have received executed originals of the Agreements with Executives.

   Section 9.4. Accountant's Letter. The Company shall have received a letter from Michael C. Finkelstein indicating that Michael C. Finkelstein has performed certain specified procedures and nothing has come to such firm's attention which would cause it to believe that matters exist which would preclude Parent from accounting for the merger as a pooling of interests under Accounting Principles Board Opinion No. 16 without consideration of the Agreement and any actions contemplated thereby.

   Section 9.5. Opinion of Counsel to Parent. The Company Stockholders shall have received the opinion of Willkie Farr & Gallagher, counsel to Parent, dated the date of the Closing, in substantially the form of Exhibit D.

   Section 9.6. Tax Opinion. The Company shall have received a favorable opinion of Berlack, Israel & Liberman LLP, counsel to the Company, to the effect that the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code, and that the Company, Parent and Sub will each be a party to that reorganization within the meaning of Section 368(b) of the Code.

   Section 9.7. Fairness Opinion. The Company shall have received the written opinion of First Colonial Securities Group, dated the Closing Date, to the effect that, as of such date, the aggregate Share Consideration to be received by the Company's Shareholders in the Merger is fair to the Company's Shareholders from a financial point of view.
   Section 9.8. Closing Conditions. Documentation or other information shall have been received in a form reasonably satisfactory to the Company which evidences that the conditions set forth in this Article IX have been satisfied.

                                   ARTICLE X.

                                    Closing

   The closing (the "Closing") of the transactions contemplated by this Agreement shall take place at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York, at 10:00 a.m. local time on the Closing Date or at such other time and place as the parties may mutually agree.

                                  ARTICLE XI.

          Survival of Representations and Warranties; Indemnification

   Section 11.1 Survival of Representations and Warranties. Notwithstanding any right of Parent and Sub to investigate fully the affairs of the Company, or any right of the Company to investigate fully the accuracy of the representations and warranties of Parent and Sub, and notwithstanding any knowledge of facts determined or determinable by Parent, Sub or the Company, as the case may be, pursuant to such investigation or right of investigation, Parent, Sub and the Company, as the case may be, have the right to rely fully upon the representations, warranties, covenants and agreements of the Company, Parent and Sub, as the case may be, contained in this Agreement. The representations and warranties of Parent, Sub and the Company and the covenants to be performed by the Company prior to the Effective Time shall survive the execution and delivery hereof and the Closing hereunder in accordance with the applicable statute of limitations, provided, however, that the representation of the Company contained in Section 4.33 hereof shall survive only until the Effective Time.

                                  ARTICLE XII.

                            Termination of Agreement

   Section 12.1. Termination. This Agreement may be terminated prior to the Closing as follows:

     (a) by either Parent or the Company if the Merger shall not have been consummated on or before June 30, 2000;

     (b) by the Company if any of the conditions specified in Article VII or IX have not been met or waived by the Company at such time as any such condition is no longer capable of satisfaction;

     (c) by Parent if any of the conditions specified in Article VII or VIII have not been met or waived by Parent at such time as any such condition is no longer capable of satisfaction;

     (d) by Parent if the Company or the Company Stockholders who are parties to the Voting Agreement shall have breached any of their respective obligations under Article VI of this Agreement or the Voting Agreement in any material respect and such breach continues for a period of ten days after the receipt of notice of the breach from Parent;

     (e) by the Company if Parent or Sub shall have breached any of their respective obligations under Article VI of this Agreement in any material respect and such breach continues for a period of ten days after the receipt of notice of the breach from the Company;

     (f) by the Company if its Board of Directors, in the exercise of its fiduciary duties, accepts an Acquisition Proposal;

     (g) by Parent if the average of the closing sales prices per share of Parent Common Stock on the NASDAQ National Market for the Determination Period is less than $12.00; or

     (h) at any time on or prior to the Closing Date, by mutual written consent of Parent, Sub and the Company.

   Section 12.2. Effect of Termination. If this Agreement is terminated and the transactions contemplated hereby are not consummated as described above, this Agreement shall become void and be of no further force and effect, except for the provisions of this Agreement relating to the obligations of parties under Sections 6.4(c), 6.14, 6.15, 12.2 and 12.3. None of the parties hereto shall have any liability in respect to a termination of this Agreement prior to Closing, except to the extent that termination results from the intentional, willful or knowing violation of the representations, warranties, covenants or agreements of such party under this Agreement and except as provided in Section
12.3 hereof.

                                 ARTICLE XIII.

                                  Definitions

   Section 13.1. Definitions. The following terms when used in this Agreement shall have the following meanings:

   "Agreements with Executives" has the meaning set forth in Section 6.18.

   "Acquisition Proposal" has the meaning set forth in Section 6.10.

   "affiliate" (or "affiliates" as the context may require), with respect to any person, means any other person controlling, controlled by or under common control with such person.

   "Affiliates" has the meaning set forth in Section 6.7(a).

   "Agreement" has the meaning set forth in the preamble.

   "Business Day" means any day other than a Saturday or a Sunday, or a day on which banking institutions in the State of New York are obligated by law or executive order to close.

   "CERCLA" shall mean the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. (S)(S) 9601 et seq. as amended.

   "Certificates" has the meaning set forth in Section 3.3(a).

   "Closing" has the meaning set forth in Article X.

   "Closing Date" means (a) the third Business Day following the day on which the last of all conditions to the consummation of the transactions contemplated hereby (other than conditions which contemplate only delivery or filing of one or more documents contemporaneously with the Closing) have been satisfied or waived, or (b) such other date as the parties hereto agree in writing.

   "Code" has the meaning set forth in the recitals.

   "Company" has the meaning set forth in the preamble.

   "Company Common Stock" means the common stock of the Company, having a par value of $.01 (one cent) per share.

   "Company Disclosure Schedule" has the meaning set forth in the preamble to
Article IV.

   "Company Documents" has the meaning set forth in Section 4.1.

   "Company Financial Statements" has the meaning set forth in Section 4.10.

   "Company Interim Financial Statements" has the meaning set forth in Section 4.10.

   "Company Material Adverse Effect" has the meaning set forth in Section 4.3.

   "Company Meeting" has the meaning set forth in Section 3.8(a).

   "Company Preferred Stock" means the 4% preferred stock of the Company, having a par value of one ($1.00) dollar per share, and which is restricted solely for issuance to the SBA.

   "Company Restated Financial Statements" has the meaning set forth in Section 6.5.

   "Company SEC Documents" has the meaning set forth in Section 4.10.

   "Company Stockholders" has the meaning set forth in Section 1.3(b).

   "contracts and other agreements" mean all contracts, agreements, supply agreements, undertakings, indentures, notes, bonds, loans, instruments, leases, mortgages, commitments or other binding arrangements.

   "Delaware Corporation Law" has the meaning set forth in Section 1.1.

   "Determination Period" has the meaning set forth in Section 3.1.

   "Dissenting Shares" has the meaning set forth in Section 3.2.

   "Distribution" means any distribution of cash, securities or property on or in respect of the Company Common Stock, or Parent Common Stock, as the case may be, whether as a dividend or otherwise.

   "Effective Time" has the meaning set forth in Section 1.2.

   "Environmental Laws" means all federal, state, and local laws, ordinances, rules, regulations, codes, duties under the common law or orders, including, without limitation, any requirements imposed under any Permits, licenses, judgments, decrees, agreements or recorded covenants, conditions, restrictions or easements, the purpose of which is to protect the environment, human health, safety or welfare, or which pertain to Hazardous Materials.

   "Environmental Permits" shall mean all Permits, licenses, approvals, authorizations, consents or registrations required under applicable Environmental Laws in connection with the ownership, use and/or operation by the Company of its properties.

   "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

   "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the regulations and rulings issued thereunder.

   "Exchange Agent" has the meaning set forth in Section 3.3(a).

   "Exchange Ratio" has the meaning set forth in Section 3.1(a)(1).

   "Executive Officers" means, as to Parent and the Company, respectively, its chairman of the board, its president, any vice president (executive, senior or other), secretary, treasurer or chief financial officer, if any, or any other officer or employee having supervisory responsibility for a principal business function.

   "Form S-8" has the meaning set forth in Section 6.22.

   "FTC" means the Federal Trade Commission or any successor agency or department.

   "GAAP" means generally accepted accounting principles in the United States of America from time to time in effect.

   "Governmental Entities" means (a) any international, foreign, federal, state, county, local or municipal government or administrative agency or political subdivision thereof, (b) any governmental agency, authority, board, bureau, commission, department or instrumentality, (c) any court or administrative tribunal, (d) any non-governmental agency, tribunal or entity that is vested by a governmental agency with applicable jurisdiction, or (e) any arbitration tribunal or other non-governmental authority with applicable jurisdiction.

   "Hazardous Materials" means (i) any substance or material regulated or identified under Environmental Laws; (ii) gasoline, diesel fuel or other petroleum hydrocarbons, PCBs or asbestos; or (iii) any pollutant, toxic substance, or contaminant.

   "H-S-R Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

   "Insurance Policies" has the meaning set forth in Section 4.25.

   "Intellectual Property Rights" has the meaning set forth in Section 4.19(a).

   "IRS" means the Internal Revenue Service or any successor agency or department.

   "Justice" means the Antitrust Division of the Department of Justice or any successor agency or department.

   "Leased Real Property" has the meaning set forth in Section 4.18(a).

   "Leases" has the meaning set forth in Section 4.18(a).

   "Liabilities" has the meaning set forth in Section 4.11.

   "lien or other encumbrance" (or "liens or other encumbrances" or "liens or other encumbrance" or "lien or other encumbrances" as the context may require or any similar formulation) means any lien, claim, pledge, mortgage, assessment, security interest, charge, option, right of first refusal, easement, servitude, adverse claim, transfer restriction under any stockholder or similar agreement or other encumbrance of any kind.

   "Merger" has the meaning set forth in the recitals.

   "Named Executive" means each of Zindel Zelmanovitch and Neil Greenbaum.

   "New Parent Stock Option" has the meaning set forth in Section 3.6.

   "New York Corporation Law" has the meaning set forth in Section 1.1.

   "1940 Act" shall mean the Investment Company Act of 1940, as amended, and the regulations and rulings issued thereunder.

   "Parent" has the meaning set forth in the preamble.

   "Parent Common Stock" means the common stock, par value $.01 per share, of Parent.

   "Parent Disclosure Schedule" has the meaning set forth in the preamble to
Article V.

   "Parent Documents" has the meaning set forth in Section 5.1.

   "Parent Financial Statements" has the meaning set forth in Section 5.4.

   "Parent Interim Financial Statements" has the meaning set forth in Section
5.4.

   "Parent Material Adverse Effect" has the meaning set forth in Section 5.2.

   "Parent SEC Documents" has the meaning set forth in Section 5.4.

   "Permits" (or "Permit" as the context may require) mean all licenses, permits, certificates, certificates of occupancy, orders, approvals, registrations, authorizations, inspections, qualifications and filings with and under all federal, state, local or foreign laws and Governmental Entities.

   "person" (or "persons" as the context may require) means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Entity or other entity.

   "Plan" or "Plans" has the meaning set forth in Section 4.23(a).

   "property" (or "properties" as the context may require) means real, personal or mixed property, tangible or intangible.

   "Proxy Statement" has the meaning set forth in Section 4.9.

   "Receiving Party" has the meaning set forth in Section 14.1.

   "Registration Statement" has the meaning set forth in Section 4.9.

   "Releasing Party" has the meaning set forth in Section 14.1.

   "Remedial Action" shall mean any action required to (i) clean up, remove or treat Hazardous Materials; (ii) prevent a release or threat of release of any Hazardous Material; (iii) perform pre-remedial studies, investigations or post-remedial monitoring and care; (iv) cure a violation of Environmental Law or (v) take corrective action under sections 3004(u), 3004(v) or 3008(h) of the Resource Conservation Recovery Act, 42 U.S.C. (S)(S) 6901 et seq. or analogous state law.

   "SBA" has the meaning set forth in Section 4.2.

   "SEC" means the Securities and Exchange Commission or any successor agency or department.

   "Securities Act" means the Securities Act of 1933, as amended, and the regulations and rulings issued thereunder.

   "Share Consideration" has the meaning set forth in Section 3.3(a).

   "Sub" has the meaning set forth in the preamble hereof.

   "Sub Common Stock" means the common stock, par value $.01 per share, of Sub.

   "Subsidiaries" (or "Subsidiary" as the context may require), means each entity as to which a person, directly or indirectly, owns or has the power to vote, or to exercise a controlling influence with respect to, 50% or more of the securities of any class of such entity, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such entity.

   "Surviving Corporation" has the meaning set forth in Section 1.1.

   "Taxes" (or "Tax" as the context may require) means all federal, state, county, local, foreign and other taxes (including, without limitation, income, intangibles, premium, excise, sales, use, gross receipts, franchise, ad valorem, severance, capital levy, transfer, employment and payroll-related, and property taxes, import duties and other governmental charges and assessments), and includes interest, additions to tax and penalties with respect thereto.

   "Transaction Expenses" has the meaning set forth in Section 6.14.

   "Voting Agreement" has the meaning set forth in Section 8.1.

                                  ARTICLE XIV.

                                 Miscellaneous

   Section 14.4. Publicity. So long as this Agreement is in effect, prior to making a press release or other public statement with respect to the transactions contemplated by this Agreement, any party (a "Releasing Party") will consult with the other party (the "Receiving Party") and provide such other party with a draft of such press release, except as may otherwise be required by law or stock exchange regulations.

   Section 14.2. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission or sent by certified, registered, express mail or nationally recognized courier service, postage prepaid. Any such notice shall be deemed given when so delivered personally or successfully sent by facsimile transmission or, if mailed, five days after the date of deposit in the United States mails, as follows:

    (i) if to Parent or Sub to:

         Medallion Financial Corp.
         437 Madison Avenue
         New York, NY 10022
         Attention: Andrew Murstein, President
         Telecopy No.: (212) 328-2125

         and

         Medallion Financial Corp.
         437 Madison Avenue
         New York, NY 10022
         Attention: Allen S. Greene, Chief Operating Officer
         Telecopy No.: (212) 328-2125

         with a concurrent copy to:

         Willkie Farr & Gallagher
         787 Seventh Avenue
         New York, New York 10019
         Attention: Christopher E. Manno, Esq.
         Telecopy No.: (212) 728-8111

    (ii) if to the Company to:

         FreshStart Venture Capital Corp.
         24-25 Jackson Avenue
         Long Island City, NY 11101
         Attention: Zindel Zelmanovitch, President
         Telecopy No.: (718) 361-8295

         with, prior to the Closing, a concurrent copy to:

         Berlack, Israels & Liberman LLP
         120 West 45th Street
         New York, NY 10036
         Attention: Alan N. Forman
         Telecopy No.: (212) 704-0196

   Any party may by notice given in accordance with this Section 14.2 to the other parties designate another address or person for receipt of notices hereunder.

   Section 14.3. Entire Agreement. This Agreement (including the exhibits and schedules hereto) and the agreements contemplated hereby, including but not limited to the Option Agreement, contain the entire agreement among the parties with respect to the subject matter hereof, and supersede all prior agreements, written or oral, with respect thereto.

   Section 14.4. Waivers and Amendments; Non Contractual Remedies; Preservation of Remedies; Liability. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by each of the parties or, in the case of waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and, except as provided (i) in Section 12.2 and (ii) if the Closing occurs, in Section 11.2(a), are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach. The limitations on claims set forth in this Section 14.4 and elsewhere in this Agreement (including Article XI) shall not apply in the case of fraud on the part of the Company.

   Section 14.5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

   Section 14.6. Binding Effect; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns and heirs and legal representatives. Neither this Agreement, nor any right hereunder, may be assigned by any party without the prior written consent of the other party hereto; provided, however, that Parent and Merger Subsidiary may assign their rights (but not their obligations) hereto to their Subsidiaries.

   Section 14.7. Third Party Beneficiaries. Except for Sections 3.6, 6.22(b) and 6.23, nothing in this Agreement is intended or shall be construed to give any person, other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

   Section 14.8. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

   Section 14.9. Exhibits and Schedules. The exhibits and schedules hereto are a part of this Agreement as if fully set forth herein. All references herein to Articles, Sections, subsections, clauses, exhibits and schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

   Section 14.10. Headings. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.

   Section 14.11. Submission to Jurisdiction; Venue. Any action or proceeding against any party hereto with respect to this Agreement shall be brought in the courts of the State of Delaware or of the United States for the District of Delaware, and, by execution and delivery of this Agreement, each party hereto hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party hereto irrevocably consents to the service of process at any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth in Section 14.2, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of any party hereto to serve process on any other party hereto in any other manner permitted by law. Each party hereto irrevocably waives any objection which it may now have or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

   Section 14.12. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

   Section 14.13. Severability. If any court of competent jurisdiction determines that any provision of this Agreement is not enforceable in accordance with its terms, then such provision shall be deemed to be modified so as to apply such provision, as modified, to the protection of the legitimate interests of the parties hereto to the fullest extent legally permissible and shall not affect the validity or enforceability of the remaining provisions of this Agreement.

                           [Signature Pages Follow.]

   IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                             Medallion Financial Corp.

                                                 /s/ Alvin Murstein
                                             By:
                                                 ------------------------------
                                                Name: Alvin Murstein
                                                Title:  Chief Executive
                                             Officer

                                             FS Merger Corp.

                                                 /s/ Alvin Murstein
                                             By:
                                                 ------------------------------
                                                Name: Alvin Murstein
                                                Title:  Chairman

                                             Freshstart Venture Capital Corp.

                                                 /s/ Zindel Zelmanovitch
                                             By:
                                                 ------------------------------
                                                Name: Zindel Zelmanovitch
                                                Title:  President

                                                                      APPENDIX B

            SELECTED PROVISIONS OF NEW YORK BUSINESS CORPORATION LAW

Section 623. Procedure to Enforce Shareholders' Right to Receive Payment for Shares.

   (a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

   (b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

   (c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (merger of subsidiary corporation) or paragraph (c) of section 907 (merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph (g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

   (d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

   (e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenter's rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

   (f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of the transfer.

   (g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

   (h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

     (1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

     (2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

     (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

     (4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice law and rules.

     (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

     (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

     (7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all dissenting shareholders who are parties to the proceeding against the corporation if the court find any of the following:
  (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advanced payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

     (8) Within sixty days after final determination of the proceedings, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificate for any such shares represented by certificates.

   (i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be canceled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

   (j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

     (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

     (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

     (3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

   (k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

   (l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

   (m) This section shall not apply to foreign corporations except as provided in subparagraph (e)(2) of section 907 (merger or consolidation of domestic and foreign corporations).

Section 910. Right of Shareholder to Receive Payment for Shares Upon merger or Consolidation, or Sale, Lease, Exchange or Other Disposition of Assets, or merger.

   (a) A shareholder of a domestic corporation shall, subject to and by complying with section 623 (Procedure to enforce shareholder's right to receive payment for shares), have the right to receive payment of the fair value of his shares and the other rights and benefits provided by such section, in the following cases:

     (1) Any shareholder entitled to vote who does not assent to the taking of an action specified in clauses (A), (B), or (C).

       (A) Any plan of merger or consolidation to which the corporation is a party; except that the right to receive payment of the fair value of his shares shall not be available.

         (i) To a shareholder of the parent corporation in a merger authorized by section 905 (merger of parent and subsidiary corporations) or paragraph (c) of section 907 (merger or consolidation of domestic and foreign corporations); or

         (ii) To a shareholder of the surviving corporation in a merger authorized by this article, other than a merger specified in subclause (i), unless such merger effects one or more of the changes specified in subparagraph (b)(6) of section 806 (Provisions as to certain proceedings) in the rights of the shares held by such shareholder; or

         (iii) Notwithstanding subclause (ii) of this clause, to a shareholder for the shares of any class or series of stock, which shares or depository receipts in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of merger or consolidation, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

       (B) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval under section 909 (Sale, lease, exchange or other disposition of assets) other than a transaction wholly for cash where the shareholders' approval thereof is conditioned upon the dissolution of the corporation and the distribution of substantially all its net assets to the shareholders in accordance with their respective interests within one year after the date of such transaction.

       (C) Any share exchange authorized by section 913 in which the corporation is participating as a subject corporation; except that the right to receive payments of the fair value of his shares shall not be available to a shareholder whose shares have not been acquired in the exchange or to a shareholder for the shares of any class or series of stock, which shares or depository receipts in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of exchange, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

     (2) Any shareholder of the subsidiary corporation in a merger authorized by section 905 or paragraph (c) of section 907, or in a share exchange authorized by paragraph (g) of section 913, who files with the corporation a written notice of election to dissent as provided in paragraph (c) of section 623.

     (3) Any shareholder, not entitled to vote with respect to a plan of merger or consolidation to which the corporation is a party, whose shares will be canceled or exchanged in the merger or consolidation for cash or other consideration other than shares of the surviving or consolidated corporation or another corporation.

                                     PART C

                               OTHER INFORMATION

Item 15. Indemnification

   Section 145 of the Delaware General Corporation Law grants Medallion the power to indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, employee or agent of Medallion, or is or was serving at the request of Medallion as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Medallion, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, provided, however, no indemnification shall be made in connection with any proceeding brought by or in the right of Medallion where the person involved is adjudged to be liable to Medallion except to the extent approved by a court. Article Tenth of Medallion's Certificate of Incorporation as currently in effect provides that Medallion shall, to the fullest extent permitted by the Delaware General Corporation Law, as amended from time to time, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was, or has agreed to become, a director or officer of Medallion, or is or was serving, or has agreed to serve, at the request of Medallion, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided for in Article Tenth is expressly not exclusive of any other rights to which those seeking indemnification may be entitled under, any law, agreement or vote of shareholders or disinterested directors or otherwise, and shall inure to the benefit of the heirs, executors and administrators of such persons. Article Tenth permits the Board of Directors to authorize the grant of indemnification rights to other employees and agents of Medallion and such rights may be equivalent to, or greater or less than, those set forth in Article Tenth.

   Article V, Section 2 of Medallion's By-Laws provides that Medallion shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of Medallion, or is or was serving at the request of Medallion, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against and incurred by such person in any such capacity.

   Pursuant to Section 102(b)(7) of the Delaware General Corporation Law, Article Ninth of Medallion's Certificate of Incorporation eliminates a director's personal liability for monetary damages to Medallion and its shareholders for breaches of fiduciary duty as a director, except to the extent that the elimination or limitation of liability is not then permitted under the Delaware General Corporation Law.

Item 16. Exhibits.

 Exhibit
 Number                                Description
 -------                               -----------
 (1)     Certificate of Amendment to Medallion Financial Corp. Restated
         Certificate of Incorporation. Filed as Exhibit 3.1.1 to Medallion's
         Quarterly Report on Form 10-Q for the quarterly period ended June 30,
         1998 and incorporated by reference herein.

 (2)     Medallion Financial Corp. Restated By-Laws. Filed as Exhibit b to
         Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

 (4) Agreement and Plan of Merger, dated as of December 22, 1999, by and among Medallion Financial Corp., FS Merger Corp., and FreshStart
         Venture Capital Corp.

 Exhibit
 Number                                Description
 -------                               -----------
 (5)     Instruments defining rights of security -- See Exhibits (1) and (2).

 8(a)    Medallion Financial Corp. Amended and Restated 1996 Stock Option Plan.
         Filed as Exhibit 10.1 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ending June 30, 1998 and incorporated by reference herein.

 8(b)    Medallion Financial Corp. 1996 Non-Employee Directors Stock Option
         Plan. Filed as Exhibit 10.44 to Medallion's Annual Report on Form 10-
         K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

 13(a)   Stock Purchase Agreement among Medallion Financial Corp.,
         Transportation Capital Corp., LNC Investments, Inc., Leucadia, Inc.
         and Leucadia National Corporation, dated February 12, 1996. Filed as
         Exhibit K1 to Medallion's Registration Statement on Form N-2 (File No.
         333-1670) and incorporated by reference herein.

 13(b)   Asset Purchase Agreement between Medallion Financial Corp., and
         Edwards Capital Company, dated February 21, 1996. Filed as Exhibit K2 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

 13(c)   Amendment Number 2 to Agreement of Merger between Medallion Financial
         Corp. and Tri-Magna Corporation, dated April 26, 1996. Filed as
         Exhibit K3(ii) to Medallion's Registration Statement on Form N-2 (File
         No. 333-1670) and incorporated by reference herein.

 13(d)   Amendment Number 1 to Stock Purchase Agreement among Medallion
         Financial Corp. Transportation Capital Corp., LNC Investments, Inc.,
         Leucadia, Inc. and Leucadia National Corporation dated April 30, 1996.
         Filed as Exhibit K(i) to Medallion's Registration Statement on Form N-
         2 (File No. 333-1670) and incorporated by reference herein.

 13(e)   Amendment Number 1 to Asset Purchase Agreement between Medallion
         Financial Corp. and Edwards Capital Company dated April 30, 1996.
         Filed as Exhibit K2(i) to Medallion's Registration Statement on Form
         N-2 (File No. 333-1670) and incorporated by reference herein.

 13(f)   First Amended and Restated Employment Agreement between Medallion
         Financial Corp. and Alvin Murstein dated May 29, 1998. Filed as
         Exhibit 10.19 to Medallion's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and incorporated by referenced herein.

 13(g)   First Amended and Restated Employment Agreement between Medallion
         Financial Corp. and Andrew Murstein dated May 29, 1998. Filed as
         Exhibit 10.20 to Medallion's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and incorporated by referenced herein.

 13(h)   Agreement between Medallion Taxi Media, Inc. and Glenn Grumman dated
         July 25, 1996. Filed as Exhibit 10.2 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996 and incorporated herein by reference.

 13(i)   Agreement between Medallion Taxi Media, Inc. and Metropolitan Taxicab
         Board of Trade, Inc. dated March 6, 1997. Filed as Exhibit 10.37 to
         Medallion's Annual Report on Form 10-K/A for the fiscal year ended
         December 31, 1996 and incorporated by reference herein.

 13(j)   Medallion Financial Corp. Dividend Reinvestment Plan. Filed as Exhibit
         E to Medallion's Registration Statement on Form N-2 (File No 333-1670) and incorporated by reference herein.

 13(k)   Letter Agreement dated April 18, 1997 between MFC and The Chase
         Manhattan Bank relating to an interest rate cap transaction in the amount of $10,000,000. Filed as Exhibit 10.1 to Medallion's Quarterly
         Report on Form 10-Q for the quarterly period ending June 30, 1997 and incorporated by reference herein.

 13(l)   Letter Agreement dated May 9, 1997 between MFC and Fleet National Bank
         ("Fleet") relating to an interest rate cap transaction in the amount of $10,000,000. Filed as Exhibit 10.2 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 and incorporated by reference herein.

 Exhibit
 Number                                Description
 -------                               -----------
 13(m)   Letter Agreement dated May 12, 1997 between MFC and Fleet relating to an interest rate cap transaction in the amount of $10,000,000. Filed as Exhibit 10.3 to Medallion's Quarterly Report on Form 10-Q for the
         quarterly period ended June 30, 1997 and incorporated by reference herein.

 13(n)   Asset Purchase Agreement dated as of August 20, 1997 among the
         Company, BLI Acquisition Co., LLC, Business Lenders, Inc., Thomas
         Kellogg, Gary Mullin, Penn Ritter and TriumphConnecticut, Limited
         Partnership (including all exhibits thereto--schedules omitted). Filed as Exhibit 10.2 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997 and incorporated by reference herein.

 13(o) Amended and Restated Loan Agreement, dated as of December 24, 1997, and among Medallion Funding Corp., the lenders party thereto Fleet
         Bank, National Association as Swing Line Lender, Administrative Agent and Collateral Agent and The Bank of New York as Documentation Agent with Fleet Bank, National Association as Arranger. Filed as Exhibit
         10.50 to Medallion's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and incorporated by reference herein.

 13(p)   Revolving Credit Note dated December 24, 1997 in the amount of
         $30,000,000 from Medallion Funding Corp. payable to Fleet Bank,
         National Association. Filed as Exhibit 10.51 to Medallion's Annual
         Report on Form 10-K for the fiscal year ended December 31, 1997 and incorporated by reference herein.

 13(q)   Revolving Credit Note dated December 24, 1997 in the amount of
         $30,000,000 from Medallion Funding Corp. payable to The Bank of New
         York. Filed as Exhibit 10.52 to Medallion's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and incorporated by reference herein.

 13(r)   Revolving Credit Note dated December 24, 1997 in the amount of
         $30,000,000 from Medallion Funding Corp. payable to BankBoston, N.A.
         Filed as Exhibit 10.53 to Medallion's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and incorporated by reference herein.

 13(s)   Revolving Credit Note dated December 24, 1997 in the amount of
         $20,000,000 from Medallion Funding Corp. payable to Harris Trust and
         Savings Bank. Filed as Exhibit 10.54 to Medallion's Annual Report on
         Form 10-K for the fiscal year ended December 31, 1997 and incorporated by reference herein.

 13(t)   Revolving Credit Note dated December 24, 1997 in the amount of
         $20,000,000 from Medallion Funding Corp. payable to Bank Tokyo--
         Mitsubishi Trust Company. Filed as Exhibit 10.55 to Medallion's Annual
         Report on Form 10-K for the fiscal year ended December 31, 1997 and incorporated by reference herein.

 13(u)   Revolving Credit Note dated December 24, 1997 in the amount of
         $15,000,000 from Medallion Funding Corp. payable to Israel Discount
         Bank of New York. Filed as Exhibit 10.56 to Medallion's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and incorporated by reference herein.

 13(v)   Revolving Credit Note dated December 24, 1997 in the amount of
         $15,000,000 from Medallion Funding Corp. payable to European American
         Bank. Filed as Exhibit 10.57 to Medallion's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and incorporated by reference herein.

 13(w)   Revolving Credit Note dated December 24, 1997 in the amount of
         $15,000,000 from Medallion Funding Corp. payable to Bank Leumi USA.
         Filed as Exhibit 10.58 to Medallion's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and incorporated by reference herein.

 Exhibit
  Number                               Description
 --------                              -----------
 13(x)    Revolving Credit Note dated December 24, 1997 in the amount of
          $20,000,000 from Medallion Funding Corp. payable to The Chase
          Manhattan Bank. Filed as Exhibit 10.59 to Medallion's Annual Report
          on Form 10-K for the fiscal year ended December 31, 1997 and incorporated by reference herein.

 13(y)    Revolving Credit Note dated December 24, 1997 in the amount of
          $5,000,000 from Medallion Funding Corp. payable to Fleet Bank,
          National Association. Filed as Exhibit 10.60 to Medallion's Annual
          Report on Form 10-K for the fiscal year ended December 31, 1997 and incorporated by reference herein.

 13(z)    Amended and Restated Security Agreement, dated as of December 24,
          1997, between Medallion Funding Corp., as Debtor and Fleet Bank,
          N.A., as Agent and Secured Party for the benefit of the Banks and Swing Line Lender signatory to the Amended and restated Loan
          Agreement, dated as of December 24, 1997, among Medallion Funding
          Corp., the banks signatory thereto, the Swing Line Lender, The Bank of New York as Documentation Agent and Fleet Bank, N.A. as Arranger and Agent and the Holders of Commercial Paper issued by Medallion
          Funding Corp. Filed as Exhibit 10.61 to Medallion's Annual Report on
          Form 10-K for the fiscal year ended December 31, 1997 and incorporated by reference herein.

 13(a)(a) First Amendment, dated as of February 5, 1998, to Amended and
          Restated Loan Agreement, dated as of December 24, 1997, by and among Medallion Funding Corp., the lenders party thereto, Fleet Bank,
          National Association as Swing Line Lender, Administrative Agent and
          Collateral Agent and The Bank of New York as Documentation Agent with
          Fleet Bank, National Association as Arranger. Filed as Exhibit 10.62 to Medallion's Annual Report on Form 10-K for the fiscal year ended
          December 31, 1997 and incorporated by reference herein.

 13(b)(b) Amendment No. 1, dated as of March 12, 1998, to Amended and Restated
          Security Agreement, dated as of December 24, 1997, between Medallion
          Funding Corp., as Debtor and Fleet Bank, N.A., as Agent and Secured
          Party for the benefit of the Banks and Swing Line Lender signatory to the Amended and Restated Loan Agreement, dated as of December 24,
          1997, among Medallion Funding Corp., the banks signatory thereto, the Swing Line Lender, The Bank of New York as documentation Agent and
          Fleet Bank, N.A., as Arranger and Agent and the Holders of Commercial
          Paper issued by Medallion Funding Corp. Filed as Exhibit 10.63 to
          Medallion's Annual Report on Form 10-K for the fiscal year ended
          December 31, 1997 and incorporated by reference herein.

 13(c)(c) Indenture of Lease, dated October 31, 1997 by and between Sage Realty
          Corporation, as Agent and Landlord, and Medallion Financial Corp., as
          Tenant. Filed as Exhibit 10.64 to Medallion's Annual Report on Form
          10-K for the fiscal year ended December 31, 1997 and incorporated by reference herein.

 13(d)(d) Third Amendment, dated December 22, 1997, to Letter Agreement, dated as of December 1, 1996, between Medallion Financial Corp. and Fleet
          Bank, National Association. Filed as Exhibit 10.65 to Medallion's
          Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and incorporated by reference herein.

 13(e)(e) Endorsement No. 3, dated December 22, 1997, to Revolving Credit Note dated December 1, 1996 in the amount of $6,000,000 from Medallion
          Financial Corp., payable to Fleet Bank, N.A. Filed as Exhibit 10.66 to Medallion's Annual Report on Form 10-K for the fiscal year ended
          December 31, 1997 and incorporated by reference herein.

 13(f)(f) (CE) Commercial Paper Dealer Agreement [4 (2) Program] between
          Medallion Funding Corp., as issuer, and Smith Barney Inc., a dealer, dated as of March 13, 1998. Filed as Exhibit 10.1 to Medallion's
          Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1998 and incorporated by reference herein.

 Exhibit
  Number                               Description
 --------                              -----------
 13(g)(g) Agency Agreement, by and between Medallion Funding Corp. and Bank of
          Montreal Trust Company, dated as of March 13, 1998. Filed as Exhibit
          10.2 to Medallion's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1998 and incorporated by reference herein.

 13(h)(h) Loan Agreement, dated as of July 31, 1998, by and among Medallion
          Financial Corp., the Lenders Party thereto, Fleet Bank, National
          Association as Agent and Swing Line Lender and Fleet Bank, National
          Association as Arranger (Exhibits included). Filed as Exhibit 10.2 to
          Medallion's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1998 and incorporated by reference herein.

 13(i)(i) Amended and Restated Loan Agreement by and among Medallion Financial
          Corp., Medallion Business Credit, LLC, the Lenders Party Hereto,
          Fleet Bank, National Association as Agent and Swing Line Lender and
          Fleet Bank, National Association as Arranger, dated June 29, 1999.
          Filed as Exhibit 10.1 to Medallion's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1999 and incorporated by reference herein.

 13(j)(j) Medallion Funding Corp. $22,500,000 7.20% Senior Secured Notes,
          Series A Due June 1, 2004 Note Purchase Agreement, dated as of June
          1, 1999. Filed as Exhibit 10.2 to Medallion's Quarterly Report on
          Form 10-Q for the fiscal quarter ended June 30, 1999 and incorporated by reference herein.

 13(k)(k) Security Agreement between Medallion Funding Corp., as debtor, and
          Fleet Bank, N.A., as Agent and secured party, for the benefit of the Travelers Insurance Company, the First Citicorp Life Insurance
          Company, Citicorp Life Insurance Company, United of Omaha Life
          Insurance Company and Companion Life Insurance Company dated June 1,
          1999. Filed as Exhibit 10.3 to Medallion's Quarterly Report on Form
          10-Q for the fiscal quarter ended June 30, 1999 and incorporated by reference herein.

 13(l)(l) Security Agreement between Medallion Business Credit, LLC, as debtor and Fleet Bank, N.A., as Agent and secured party, for the benefit of The Banks and Swing Line Lender Signatory to the Amended and Restated
          Loan Agreement, dated as of June 29, 1999, among Medallion Financial
          Corp., Medallion Business Credit LLC, the Banks Signatory thereto, the Swing Line Lender and Fleet Bank, N.A., as Arranger and Agent, dated as of June 29, 1999. Filed as Exhibit 10.4 to Medallion's
          Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1999 and incorporated by reference herein.

 13(m)(m) Intercreditor Agreement, dated June 1, 1999, among Fleet Bank, N.A., as agent for and on behalf of the Banks, the Banks, the Senior
          Noteholders, Fleet, acting as collateral agent to the Senior
          Noteholders and Fleet as intercreditor collateral agent for the Senior Creditors. Filed as Exhibit 10.5 to Medallion's Quarterly
          Report on Form 10-Q for the fiscal quarter ended June 30, 1999 and incorporated by reference herein.

 13(n)(n) $5,000,000 Swing Line Note, dated June 29, 1999. Filed as Exhibit
          10.6 to Medallion's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1999 and incorporated by reference herein.

 13(o)(o) $20,000,000 Revolving Credit Note No. 1, dated June 29, 1999. Filed as Exhibit 10.7 to Medallion's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1999 and incorporated by reference herein.

 13(p)(p) $15,000,000 Revolving Credit Note No. 2, dated June 29, 1999. Filed as Exhibit 10.8 to Medallion's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1999 and incorporated by reference herein.

 13(q)(q) $10,000,000 Revolving Credit Note No. 3, dated June 29, 1999. Filed as Exhibit 10.9 to Medallion's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1999 and incorporated by reference herein.

 Exhibit
  Number                               Description
 --------                              -----------

 13(r)(r) $10,000,000 Revolving Credit Note No. 4, dated June 29, 1999. Filed as Exhibit 10.10 to Medallion's Quarterly Report on Form 10-Q for the fiscal quarter period ended June 30, 1999 and incorporated by reference herein.

 13(s)(s) $10,000,000 Revolving Credit Note No. 5, dated June 29, 1999. Filed as Exhibit 10.11 to Medallion's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1999 and incorporated by reference herein.

 13(t)(t) $5,000,000 Revolving Credit Note No. 6, dated June 29, 1999. Filed as
          Exhibit 10.12 to Medallion's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1999 and incorporated by reference herein.

 13(u)(u) $10,000,000 Revolving Credit Note No. 7, dated June 29, 1999. Filed as Exhibit 10.13 to Medallion's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1999 and incorporated by reference herein.

 13(v)(v) $10,000,000 Revolving Credit Note No. 8, dated June 29, 1999. Filed as Exhibit 10.14 to Medallion's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1999 and incorporated by reference herein.

 13(w)(w) $10,000,000 Revolving Credit Note No. 9, dated June 29, 1999. Filed as Exhibit 10.15 to Medallion's Quarterly Report on Form 10-Q for the fiscal quarter period ended June 30, 1999 and incorporated by reference herein.

 13(x)(x) Commercial Paper Dealing Agreement, dated as of July 30, 1999 between
          Medallion Financial Corp., and U.S. Bancorp Investments, Inc. Filed as Exhibit 10.1 to Medallion's Quarterly Report on Form 10-Q for the fiscal quarter period ended September 30, 1999 and incorporated by reference herein.

 14(a)    Consent of Arthur Andersen LLP relating to its report concerning
          Medallion Financial Corp., dated May 11, 2000 to Medallion's Annual
          Report on Form 10-K for the fiscal year ended December 31, 1999 filed on March 30, 2000. Filed herewith.

 14(c)    Consent of Michael C. Finkelstein relating to its report concerning
          FreshStart Venture Capital Corp. dated May 11, 2000 to FreshStart's
          Annual Report on Form 10-K for the fiscal year ended May 31, 1999 filed on August 25, 1999. Filed herewith.

 17(a)    Form of FreshStart Venture Capital Corp. Proxy Card filed herewith.

Item 17. Undertakings.

   (1) The Registrant hereby undertakes that:

     (a) prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act (17 CFR 230.145), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (b) every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 11th day of May 2000.

                                          MEDALLION FINANCIAL CORP.

                                          By:     /s/ Alvin Murstein
                                             ----------------------------------
                                                       Alvin Murstein
                                                Chairman and Chief Executive
                                                          Officer

                               POWER OF ATTORNEY

   The undersigned officers and directors of Medallion Financial Corp. hereby severally constitute and appoint Andrew M. Murstein and Daniel F. Baker, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this Registration Statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacities and on the dates indicated.


                   Name                               Title                  Date
                   ----                               -----                  ----

            /s/ Alvin Murstein              Chairman and Chief           May 11, 2000
___________________________________________  Executive Officer
              Alvin Murstein                 (Principal Executive
                                             Officer)

            /s/ Daniel F. Baker             Treasurer and Chief          May 11, 2000
___________________________________________  Financial Officer
              Daniel F. Baker                (Principal Financial and
                                             Accounting Officer)

            /s/ Andrew Murstein             President and Director       May 11, 2000
___________________________________________
              Andrew Murstein

            /s/ Mario M. Cuomo              Director                     May 11, 2000
___________________________________________
              Mario M. Cuomo

          /s/ Frederick S. Hammer           Director                      May 11 2000
___________________________________________
            Frederick S. Hammer


                   Name                               Title                  Date
                   ----                               -----                  ----

           /s/ Stanley Kreitman             Director                     May 11, 2000
___________________________________________
             Stanley Kreitman

           /s/ David L. Rudnick             Director                     May 11, 2000
___________________________________________
             David L. Rudnick

             /s/ Benjamin Ward              Director                     May 11, 2000
___________________________________________
               Benjamin Ward

                                                                   Exhibit 14(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 29, 2000 included in Medallion Financial Corp.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

/s/ Arthur Andersen LLP
New York, New York
May 10, 2000

                                                                   Exhibit 14(b)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   We consent to the incorporation by reference in the registration statement of Medallion Financial Corp. on Form N-14 with respect only to the summary consolidated financial information of Freshstart Venture Capital Corp. for the years dated May 31, 1995 through May 31, 1999. We also consent to the references to our firm under the caption "Experts", with respect to the summary financial information of Freshstart Venture Capital Corp.

/s/ Michael C. Finkelstein
Certified Public Accountant
May 11, 2000

                                       1